UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒   Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
TWITTER, INC.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TWITTER, INC.
1355 MARKET STREET, SUITE 900
SAN FRANCISCO, CALIFORNIA 94103
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. Pacific Time on Wednesday, May 25, 2022
Dear Stockholders of Twitter, Inc.:
The 2022 annual meeting of stockholders (the “Annual Meeting”) of Twitter, Inc., a Delaware corporation (“Twitter”), will be held on Wednesday, May 25, 2022 at 10:00 a.m. Pacific Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted via live audio webcast. We believe that a virtual meeting provides expanded access, improved communication and cost savings for our stockholders and Twitter. Stockholders will be able to attend and listen to the Annual Meeting live, submit questions and vote their shares electronically at the Annual Meeting from virtually any location around the world. In order to attend and vote at the Annual Meeting, please follow the instructions in the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting—What do I need to do to attend the Annual Meeting virtually?” on page 6.
We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:
1.	To elect two Class III directors to serve until our 2025 annual meeting of stockholders and until their successors are duly elected and qualified;
2.	To approve, on an advisory basis, the compensation of our named executive officers (“Say-on-Pay”);
3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022;
4.	To approve an amendment to our amended and restated certificate of incorporation to declassify our board of directors;
5.	To consider and vote upon five stockholder proposals, if each is properly presented at the Annual Meeting;
6.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Our board of directors has fixed the close of business on March 30, 2022 as the record date (the “Record Date”) for the Annual Meeting. Stockholders of record as of the Record Date are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
This proxy statement and our annual report can be accessed directly at www.proxyvote.com. You will be asked to enter the control number located on your proxy card.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail.
We appreciate your continued support of Twitter.
By order of the Board of Directors,
Parag Agrawal

Chief Executive Officer and Director
San Francisco, California
April  12 , 2022

TWITTER, INC. / 2022 Proxy Statement	i

ii	TWITTER, INC. / 2022 Proxy Statement

PROXY STATEMENT
FOR 2022 ANNUAL MEETING OF STOCKHOLDERS
TWITTER, INC.
PROXY STATEMENT
FOR 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. Pacific Time on Wednesday, May 25, 2022
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2022 annual meeting of stockholders of Twitter, Inc., a Delaware corporation (“Twitter”), and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, May 25, 2022 at 10:00 a.m. Pacific Time.
The Annual Meeting will be a virtual meeting of stockholders, which will be conducted via live audio webcast. You will be able to attend and listen to the Annual Meeting live, submit questions and vote your shares electronically at the Annual Meeting. In order to attend and vote at the Annual Meeting, please follow the instructions in the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting—What do I need to do to attend the Annual Meeting virtually?” on page 6.
The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or about April 12, 2022 to all stockholders entitled to vote at the Annual Meeting.
TWITTER, INC. / 2022 Proxy Statement	1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address or other links provided in this proxy statement are inactive textual references only and are not intended to be incorporated by reference into this proxy statement.
Why are you holding a virtual Annual Meeting?
Our Annual Meeting will be conducted via live audio webcast and online stockholder tools. We have implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from virtually any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. We believe this is the right choice for a company with a global footprint. A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information, while saving us and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. We remain very sensitive to concerns that virtual meetings may diminish stockholder voice or reduce accountability. Accordingly, we have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management. We do not place restrictions on the type or form of questions that may be asked; however, we reserve the right to edit profanity or other inappropriate language for publication. During the live Q&A session of the Annual Meeting, we answer questions as they come in and address those asked in advance, as time permits. A replay and a written transcript of the meeting will be made publicly available on our investor relations site.
What matters am I voting on and how does the board of directors recommend that I vote?
PROPOSAL	TWITTER BOARD OF DIRECTORS VOTING RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
(Proposal No. 1) The election of two Class III directors to serve until our 2025 annual meeting of stockholders and until their successors are duly elected and qualified.	FOR each nominee	32
(Proposal No. 2) The approval, on an advisory basis, of the compensation of our named executive officers (“Say-on-Pay”).	FOR	33
(Proposal No. 3) Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.	FOR	34
(Proposal No. 4) The approval of an amendment to our amended and restated certificate of incorporation to declassify our board of directors.	FOR	36
(Proposal No. 5) A stockholder proposal regarding a report on risks of the use of concealment clauses, if properly presented at the Annual Meeting.	AGAINST	37
(Proposal No. 6) A stockholder proposal regarding a director candidate with human and/or civil rights expertise, if properly presented at the Annual Meeting.	AGAINST	39
(Proposal No. 7) A stockholder proposal regarding an audit analyzing the Company’s impacts on civil rights and non-discrimination, if properly presented at the Annual Meeting.	AGAINST	41
(Proposal No. 8) A stockholder proposal regarding an electoral spending report, if properly presented at the Annual Meeting.	AGAINST	43
(Proposal No. 9) A stockholder proposal regarding a report on lobbying activities and expenditures, if properly presented at the Annual Meeting.	AGAINST	45
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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. You may be asked to consider any other business that properly comes before the Annual Meeting.
Who is entitled to vote?
Holders of our common stock as of the close of business on March 30, 2022, the date our board of directors has set as the record date (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 763,577,533 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the Record Date. We do not have cumulative voting rights for the election of directors.
Stockholders of Record
If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy and indicate your voting choices directly to the individuals listed on the proxy card or to vote virtually at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders
If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares in the manner provided in the voting instructions you receive from your broker, bank or other nominee. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Street name stockholders are also invited to attend and vote at the Annual Meeting. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting. For more information on how to attend the Annual Meeting, please see the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting—What do I need to do to attend the Annual Meeting virtually?” on page 6.
TWITTER, INC. / 2022 Proxy Statement	3

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

How many votes are needed for approval of each proposal?
PROPOSAL	VOTE NEEDED FOR APPROVAL AND EFFECT OF ABSTENTIONS AND BROKER NON-VOTES
(Proposal No. 1) The election of two Class III directors to serve until our 2025 annual meeting of stockholders and until their successors are duly elected and qualified.
Our amended and restated bylaws (the “Bylaws”) provide for majority voting and our Corporate Governance Guidelines set forth the related director resignation policy for our director nominees. Our Bylaws state that to be elected in an uncontested election, a nominee must receive a majority of the votes cast with respect to such nominee (i.e., the number of shares voted “For” a nominee must exceed the number of shares voted “Against” for that nominee).

Abstentions will have no effect on the outcome of this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Under our Corporate Governance Guidelines, each nominee submits, in advance of their nomination, an irrevocable resignation that will become effective if (i) the nominee fails to receive the required vote at the Annual Meeting and (ii) the board of directors accepts the resignation. The nominating and corporate governance committee promptly considers whether to accept the resignation of any nominee who fails to receive the required number of votes for election and submits such recommendation for consideration by the board of directors. In deciding whether to accept or reject the resignation, the nominating and corporate governance committee and the board of directors will consider any factors they deem relevant. Any nominee who tenders their resignation pursuant to our Corporate Governance Guidelines may not participate in the nominating and corporate governance committee recommendation or board of directors action regarding whether to accept the resignation offer.

(Proposal No. 2) The approval, on an advisory basis, of the compensation of our named executive officers (“Say-on-Pay”).
The affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon.

Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

Because this proposal is an advisory vote, the result will not be binding on our board of directors or our company. Our board of directors and our compensation committee will consider the outcome of the vote when determining compensation decisions for our named executive officers.

(Proposal No. 3) Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.
The affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon.

Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” the proposal. Proposal No. 3 is a routine proposal and, brokers have discretion to vote on such proposal. Accordingly, broker non-votes will have no effect on the outcome of this proposal.

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PROPOSAL	VOTE NEEDED FOR APPROVAL AND EFFECT OF ABSTENTIONS AND BROKER NON-VOTES
(Proposal No. 4) The approval of an amendment to our amended and restated certificate of incorporation to declassify our board of directors.
The affirmative vote of the holders of at least 80% of the voting power of the outstanding shares of our common stock entitled to vote.

Abstentions and broker non-votes are considered shares outstanding and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” the proposal.

(Proposal No. 5) A stockholder proposal regarding a report on risks of the use of concealment clauses, if properly presented at the Annual Meeting.
The affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon.

Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

(Proposal No. 6) A stockholder proposal regarding a director candidate with human and/or civil rights expertise, if properly presented at the Annual Meeting.
The affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon.

Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

(Proposal No. 7) A stockholder proposal regarding an audit analyzing the Company’s impacts on civil rights and non-discrimination, if properly presented at the Annual Meeting.
The affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon.

Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

(Proposal No. 8) A stockholder proposal regarding an electoral spending report, if properly presented at the Annual Meeting.
The affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon.

Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

(Proposal No. 9) A stockholder proposal regarding a report on the Company’s lobbying activities and expenditures, if properly presented at the Annual Meeting.
The affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon.

Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

TWITTER, INC. / 2022 Proxy Statement	5

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting and conduct business under our Bylaws and Delaware law. The presence, virtually or by proxy, of a majority of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, against votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.
How do I vote?
If you are a stockholder of record, there are four ways to vote:
•	By Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 24, 2022 (have your Notice or proxy card in hand when you visit the website);
•	By toll-free telephone at 1-800-690-6903 (have your Notice or proxy card in hand when you call) until 11:59 p.m. Eastern Time on May 24, 2022;
•	By completing and mailing your proxy card (if you received printed proxy materials) to be received prior to the Annual Meeting; or
•
By attending the virtual meeting by visiting www.virtualshareholdermeeting.com/TWTR2022, where you may vote and submit questions during the Annual Meeting. Please have your Notice or proxy card in hand when you visit the website.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name stockholders may also attend the virtual meeting by visiting www.virtualshareholdermeeting.com/TWTR2022, where you may vote and submit questions during the Annual Meeting. Please have your Notice or proxy card in hand when you visit the website.
For more information on how to attend and vote at the Annual Meeting, please see the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting—What do I need to do to attend the Annual Meeting virtually?” on page 6.
Who may I contact if I need help voting my shares?
If you need assistance in voting your shares, please call the firm assisting us in the solicitation of proxies: Innisfree M&A Incorporated, at 1 (877) 750-8338 (TOLL-FREE from the U.S. and Canada), or +1 (412) 232-3651 (from other countries).
What do I need to do to attend the Annual Meeting virtually?
Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting by visiting www.virtualshareholdermeeting.com/TWTR2022. To participate in the Annual Meeting, you will need the control number included on your Notice or proxy card.
The Annual Meeting live audio webcast will begin promptly at 10:00 a.m. Pacific Time on Wednesday, May 25, 2022. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.
What if I have technical difficulties during the check-in time or during the Annual Meeting?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the login page at www.virtualshareholdermeeting.com/TWTR2022. Please be sure to check in by 9:45 a.m. Pacific Time on May 25, 2022, the day of the Annual Meeting, so we may address any technical difficulties before the Annual Meeting live audio webcast begins.
Can I change my vote?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
•	entering a new vote by Internet or by telephone;
•	completing and returning a later-dated proxy card;
6	TWITTER, INC. / 2022 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

•	notifying the Secretary of Twitter, Inc., in writing, at Twitter, Inc., 1355 Market Street, Suite 900, San Francisco, California 94103; or
•	attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our board of directors. Parag Agrawal (our Chief Executive Officer), Ned Segal (our Chief Financial Officer) and Sean Edgett (our General Counsel) have been designated as proxy holders by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If proxies are properly executed, dated and returned, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 12, 2022 to all stockholders entitled to vote at the Annual Meeting.
Stockholders may request to receive all future proxy materials in printed form by mail or electronically by email by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and the costs of our annual meetings of stockholders.
How are proxies solicited for the Annual Meeting?
Our board of directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers, banks and other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
We have hired Innisfree M&A Incorporated (“Innisfree”) to assist us in the solicitation of votes described above. We will pay Innisfree a base fee of $30,000 plus customary costs and expenses for these services. We have agreed to indemnify Innisfree against certain liabilities arising out of or in connection with these services.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Your broker, bank or other nominee will not have discretion to vote on the election of directors, the advisory vote on Say-on-Pay, the vote on the approval of an amendment to our amended and restated certificate of incorporation to declassify our board of directors, or the stockholder proposals, which are “non-routine” matters, absent direction from you.
TWITTER, INC. / 2022 Proxy Statement	7

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Where can I find the voting results of the Annual Meeting?
We expect to announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted an SEC approved procedure called “householding.” Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us as follows:
Twitter, Inc.
Attention: Investor Relations
1355 Market Street, Suite 900
San Francisco, California 94103
Tel: (415) 222-9670
Street name stockholders may contact their broker, bank or other nominee to request information about householding.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2023 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 12, 2022. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
Twitter, Inc.
Attention: Secretary
1355 Market Street, Suite 900
San Francisco, California 94103
Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before such meeting by or at the direction of our board of directors, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our Bylaws. To be timely for our 2023 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:
•	not earlier than January 26, 2023; and
•	not later than February 25, 2023.
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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

In the event that we hold our 2023 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before our 2023 annual meeting of stockholders and no later than the close of business on the later of the following two dates:
•	the 90th day prior to our 2023 annual meeting of stockholders; or
•	the 10th day following the day on which public announcement of the date of 2023 annual meeting of stockholders is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Recommendation or Nomination of Director Candidates
You may recommend director candidates for consideration by our nominating and corporate governance committee if you have held 1% of our fully diluted capitalization for at least 12 months prior to the date of the submission of the recommendation. Any such recommendations must comply with our amended and restated certificate of incorporation, Bylaws and applicable laws, rules and regulations, should include the nominee’s name and qualifications for membership on our board of directors, and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations and Nominations to the Board of Directors.”
In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
In 2021, our board of directors adopted revisions to our bylaws then in-effect, putting into place proxy access provisions. Our Bylaws provide a proxy access right pursuant to which a stockholder, or a group of up to 20 stockholders, owning at least 3% of our outstanding common stock continuously for at least three years, may nominate and include in our proxy materials director nominees constituting up to the greater of two individuals or 20% of our board of directors, subject to certain limitations and provided that the stockholders and the nominees satisfy the requirements specified in our Bylaws, including providing timely notice within the time periods described in our bylaws.
Availability of Bylaws
A copy of our Bylaws is available on our website at https://investor.twitterinc.com. You may also contact our Secretary at the address set forth above for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
TWITTER, INC. / 2022 Proxy Statement	9

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our board of directors, which is currently composed of eleven members. Our board of directors will be reduced to ten members effective on the date of the Annual Meeting. All of our directors, other than Mr. Agrawal, our Chief Executive Officer, Mr. Dorsey, our former Chief Executive Officer, and Mr. Kordestani, our former Executive Chairman, are independent within the meaning of the listing standards of the New York Stock Exchange (the “NYSE”). Our board of directors is divided into three classes of directors, each serving a staggered three-year term. At each annual meeting of stockholders, a class of directors is elected for a three-year term to succeed the class whose term is then expiring.
The following table sets forth the names, ages as of March 31, 2022, and certain other information for each of the nominees for director at the Annual Meeting, and for each of the continuing and non-continuing members of our board of directors. Mr. Agrawal was appointed as Chief Executive Officer and as a member of our board of directors effective November 29, 2021. Mr. Zoellick notified us on April 6, 2022 that he will not stand for re-election at the Annual Meeting, and his current term will expire at the Annual Meeting. His decision to not stand for re-election was not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Dorsey stepped down as Chief Executive Officer effective November 29, 2021 but will continue to serve on our board of directors as a non-employee director until his term expires at the Annual Meeting. Mr. Cohn stepped down as a member of our board of directors effective June 9, 2021 and was replaced by Ms. Alemayehou. Dr. Okonjo-Iweala stepped down as a member of our board of directors effective February 28, 2021. Full biographical for our director nominees and continuing directors information is below.
	CLASS	AGE	POSITION	DIRECTOR SINCE	CURRENT TERM EXPIRES	EXPIRATION OF TERM FOR WHICH NOMINATED	INDEPENDENT	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	RISK COMMITTEE
Non-Continuing Directors
Jack Dorsey	III	45	Director	2007	2022	—
Robert Zoellick	III	68	Director	2018	2022	—	X
Directors with Terms expiring at the Annual Meeting/Nominees
Egon Durban	III	48	Director	2020	2022	2025	X
Patrick Pichette	III	59	Director	2017	2022	2025	X
Continuing Directors
Parag Agrawal	I	37	Chief Executive Officer and Director	2021	2023	—
Mimi Alemayehou	I	52	Director	2021	2023	__	X
Omid Kordestani	I	58	Director	2015	2023	—
Martha Lane Fox	II	48	Director	2016	2024	—	X
Fei-Fei Li	II	45	Director	2020	2024	—	X
David Rosenblatt	II	54	Director	2010	2024	—	X
Bret Taylor	I	41	Director and Independent Board Chair	2016	2023	—	X
Legend:   Chair |   Member |   Ex Officio |   Audit committee financial expert
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Skills & Expertise

Experience

	Durban	Pichette	Agrawal	Alemayehou	Kordestani	Lane Fox	Li	Rosenblatt	Taylor
Global Business Experience	●	●	●	●	●	●		●	●
Outside Public Company Board Experience	●	●		●	●	●		●	●
Management/Leadership Experience	●	●	●	●	●	●	●	●	●
Regulatory/Government Experience		●		●		●		●	
Finance/Accounting Experience	●	●		●	●	●	●	●	●
Risk Oversight Experience				●	●	●			●
Cybersecurity Experience	●	●	●			●			
Strategy/Business Development Experience	●	●	●	●	●	●			●
Innovation Experience		●	●		●	●	●	●	●
Technology Industry Experience	●	●	●	●	●	●	●	●	●
Consumer Industry Experience	●	●	●		●	●		●	●

Background

Tenure/Age/Gender

	Durban	Pichette	Agrawal	Alemayehou	Kordestani	Lane Fox	Li	Rosenblatt	Taylor
Years on the Board	2	5	0	0	7	6	2	12	6
Age	48	59	37	52	58	48	45	54	41
Gender	M	M	M	F	M	F	F	M	M

Race/Ethnicity/Nationality

	Durban	Pichette	Agrawal	Alemayehou	Kordestani	Lane Fox	Li	Rosenblatt	Taylor
Black or African American				●					
Latinx or Hispanic									
Asian, including East, South, and Southeast Asian			●				●		
White/European Descent/Middle Eastern	●	●			●	●		●	●

Age

49 YRS
Average Age
4
5
35-50 years
51-60 years
61-70 years

Gender

33.3%
Female
3
6
Male
Female

Ethnic Diversity

33.3%
Ethnically Diverse
3
6
White/ European Descent/ Middle Eastern
Ethnically Diverse

Director Independence

77.8%
Independent
2
7
Independent
Non-Independent

Tenure

4.4 YRS
Average Tenure
4
4
1
<3 years
3-5 years
6-11 years

TWITTER, INC. / 2022 Proxy Statement	11

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Considerations in Evaluating Director Nominees
Our board of directors follow an annual director nomination process that promotes thoughtful and in-depth review of our board and committee composition as well as each individual director throughout the year. Each year, at the beginning of the process, the nominating and corporate governance committee reviews current board and committee composition in context with our strategy to confirm that the traits, attributes and qualifications are aligned with our long-term strategy, provide effective oversight, and continue to promote effective board and committee performance. The outcome of the annual evaluations is used to assess the composition of our board and to inform director search priorities as applicable. Each year, the nominating and corporate governance committee reviews incumbent director nominees, evaluates any changes in circumstances that may impact their candidacy, and considers information from our board evaluation process. We are committed to thoughtful refreshment and the nominating and corporate governance committee also identifies potential new director nominees, from time to time using a search firm that is paid a fee for its services, together with referrals and suggestions from board members and stockholders. The nominating and corporate governance committee interviews potential director nominees to explore their qualifications, as applicable (including, without limitation, issues of character, ethics, integrity, judgment, professional experience, independence, area of expertise, strategic vision, length of service, potential conflicts of interest, management, accounting and finance expertise, cybersecurity / cyber risk expertise, machine learning, risk management, talent development and other commitments), interest and availability for board service. Our board believes that our board of directors should be a diverse body. Our Corporate Governance Guidelines require our nominating and corporate governance committee to consider a broad range of backgrounds, experiences and diversity (in all aspects of that word), which includes gender and ethnic diversity. Our annual director nomination process is illustrated below.

Nominees must also have the ability to offer advice and guidance to our management based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Nominees must understand the fiduciary responsibilities that are required of directors and have sufficient time available in the judgment of our nominating and corporate governance committee to perform all board of director and applicable committee responsibilities. Members of our board of directors are expected to prepare for, attend, and participate in all meetings of the board of directors and applicable committees.
Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests. Upon a recommendation from the nominating and corporate governance committee, the board of directors approves the
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

nomination of director nominees for election at the annual meeting of stockholders. Further, pursuant to the Agreement (as defined below) Silver Lake has the right to designate one nominee on the Company’s slate of nominees for election to the Board. Mr. Durban is the Silver Lake designee on the Company’s slate of nominees for election to the Board. For more information, see the section titled “Agreement with Silver Lake.”
The experiences, qualifications and skills of each of the members of our board of directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting) and for each of the continuing members of our board of directors that the board of directors considered in the nomination of such director are included below the directors’ individual biographies on the following pages. The board of directors concluded that each nominee should serve as a director based on the specific experience and attributes listed below and the direct personal knowledge of each nominee’s previous service on the board of directors, including the insight each nominee brings to the board of directors’ functions and deliberations.
DIRECTOR ORIENTATION AND EDUCATION
All directors who join our board of directors are required to participate in a “bootcamp” event following their appointment, typically before their first board of directors meeting, which is a robust program designed to provide directors with access to a variety of information and resources on key issues affecting our business. Newly appointed directors meet with members of senior management and select members of the board of directors in order to understand our business and operations, and are given an overview of, among other things, our key priorities and strategies, products, teams, financials, and key corporate governance and legal matters. Our bootcamp event is designed to bring our newly appointed directors up to speed quickly on important developments and issues in the context of our business and help them “hit the ground running” with their board of director and committee duties and responsibilities.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Nominees for Director
EGON DURBAN
Co-CEO of Silver Lake
Director since 2020
Age 48
Committees: Nominating and Corporate Governance Committee
Egon Durban has served as a member of our board of directors since March 2020. Mr. Durban is Co-CEO of Silver Lake Technology Management LLC, a global technology investment firm (“Silver Lake”). Mr. Durban joined Silver Lake in 1999 as a founding principal. He is also Chairman of the board of directors of Endeavor Group Holdings, Inc. and serves on the boards of directors of a number of private companies and several public companies, as described below. Previously, Mr. Durban served on the board of directors and was the Chairman of the operating committee of Skype Communications, S.à r.l (acquired by Microsoft Corporation), served on the supervisory board and operating committee of NXP Semiconductors N.V., and served on the board of directors of MultiPlan Corporation. Mr. Durban currently serves on the Business Council and Business Roundtable, nonpartisan organizations of business leaders. Prior to Silver Lake, Mr. Durban worked in Morgan Stanley’s investment banking division. Mr. Durban holds a B.S.B.A. in Finance from Georgetown University.
Skills and Expertise:
✓	In-depth knowledge of the technology sector.
✓	Finance and accounting expertise.
✓	Outside board experience as a director of several large, complex global public companies, as well as several private companies.
Other Public Company Board Service: Qualtrics International Inc., a software company (February 2021 – Present); Endeavor Group Holdings, Inc., a holding company for talent and media agencies (January 2019 – Present); Unity Software Inc., a software company (June 2017 – Present); VMware, Inc., a software company (September 2016 – Present); Motorola Solutions, Inc., a telecommunications company (August 2015 – Present); Dell Technologies, Inc., a provider of information technology products and services (October 2013 − Present), SecureWorks Corp., a cybersecurity company (December 2015 – May 2020); Pivotal Software, Inc., a software company (September 2016 − December 2019).
PATRICK PICHETTE
General Partner at Inovia Capital
Director since 2017, Former Independent Board Chair
Age 59
Committees: Audit Committee (Chair) and Risk Committee (Ex Officio)
Patrick Pichette has served as a member of our board of directors since December 2017. Since April 2018, Mr. Pichette has served as a general partner at Inovia Capital, a Canadian venture capital firm. From August 2008 until July 2015, Mr. Pichette served as Senior Vice President and Chief Financial Officer of Google Inc., an internet search company (“Google”). From January 2001 until July 2008, Mr. Pichette served as an executive officer of Bell Canada Enterprises Inc., a telecommunications company, including, in his last position, as President, Operations for Bell Canada, and previously as Executive Vice President, Chief Financial Officer, and Executive Vice President of Planning and Performance Management. From 1996 to 2000, Mr. Pichette was a principal at McKinsey & Company, a management consulting firm. From 1994 to 1996, he served as Vice President and Chief Financial Officer of Call-Net Enterprises Inc., a Canadian telecommunications company. Mr. Pichette holds a M.A. in Philosophy, Politics, and Economics from Oxford University, where he studied as a Rhodes Scholar, and a B.A. in Business Administration from Université du Québec à Montréal.
Skills and Expertise:
✓	Global business leadership and extensive financial and management expertise.
✓	Financial expertise and significant audit and financial reporting knowledge.
✓	Outside board experience as a director of a large, complex global public company.
Other Public Company Board Service : Lightspeed POS Inc., a provider of e-commerce and point of sale solutions (September 2018 – Present); Bombardier Inc., a manufacturer of airplanes and trains (October 2013 – November 2017).
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Continuing Directors
PARAG AGRAWAL
Chief Executive Officer of Twitter, Inc.
Director since 2021
Age 37
Committees: None
Parag Agrawal has served as our Chief Executive Officer (“CEO”) since November 2021 and as a member of our board of directors since November 2021. Mr. Agrawal served as our Chief Technology Officer (“CTO”) from October 2017 to November 2021. As CTO, he was responsible for the Company's technical strategy, leading work to improve development velocity while advancing the state of machine learning across the Company. Prior to being appointed CEO, since joining Twitter in 2011, Mr. Agrawal had risen to be Twitter's first Distinguished Engineer due to his work across revenue and consumer engineering, including re-accelerating audience growth in 2016 and 2017 and scaling the Company’s advertising systems. Mr. Agrawal holds a Ph.D. in Computer Science from Stanford University and a Bachelor's Degree in Computer Science and Engineering from the Indian Institute of Technology, Bombay.
Skills and Expertise:
✓	Global business leadership, operational and management experience.
✓	Deep expertise in product development and deployment in the consumer and technology industries.
✓	Extensive knowledge of our products and technology, including artificial intelligence, machine learning, and cryptocurrency.
Other Public Company Board Service: None
TWITTER, INC. / 2022 Proxy Statement	15

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

MIMI ALEMAYEHOU
Senior Vice President for Public-Private Partnership at Mastercard Inc.
Director since 2021
Age 52
Committees: Audit Committee
Mimi Alemayehou has served as a member of the board of directors since June 2021. Since September 2020, Ms. Alemayehou has served as Senior Vice President for Public-Private Partnership at Mastercard Inc. (“Mastercard”). From 2014 until 2020, prior to joining Mastercard, Ms. Alemayehou was the Managing Director and a Board member for investment platform Black Rhino Group, a portfolio company of Blackstone, where she focused on the development and acquisition of energy and infrastructure assets across Africa. Ms. Alemayehou was previously appointed by President Obama to serve as Executive Vice President of the Overseas Private Investment Corporation (OPIC) from 2010 to 2014. Prior to OPIC, Ms. Alemayehou was appointed by President George W. Bush to serve as the United States Executive Director on the Board of Directors of the African Development Bank. She received a Distinguished Honor Award for her outstanding service in this role. Ms. Alemayehou has served on the board of FinDev Canada since April 2019 and Climate Real Impact Solutions since August 2020, and on other various private company boards. Ms. Alemayehou holds a B.A. in Business and Marketing from West Texas A&M University and a Masters in International Law and Development from Tufts University.
Skills and Expertise:
✓	Global business leadership, operational experience, management experience, finance experience, and experience in technology industry.
✓	Experience operating and managing in emerging markets.
✓	Outside board experience as a director of several private companies.
✓	Government and regulatory experience.
Other Public Company Board Service: None
OMID KORDESTANI
Former Executive Chairman of Twitter, Inc.
Director since 2015
Age 58
Committees: Risk Committee (Chair)
Omid Kordestani has served as a member of our board of directors since October 2015. Since March 2022, Mr. Kordestani has served as Chair Designate and a member of the board of directors of Pearson plc, an education company. From October 2015 to June 2020, Mr. Kordestani served as the Executive Chairman of our board of directors. From August 2014 to August 2015, Mr. Kordestani served as Senior Vice President and Chief Business Officer at Google. From May 1999 to April 2009, Mr. Kordestani served as Senior Vice President of Global Sales and Business Development at Google. From 1995 to 1999, Mr. Kordestani served as Vice President of Business Development at Netscape Communications Corporation. Prior to joining Netscape Communications Corporation, Mr. Kordestani held positions in business development, product management and marketing at The 3DO Company, Go Corporation and Hewlett-Packard Company. Mr. Kordestani holds a B.S. in Electrical Engineering from San Jose State University and an M.B.A. from Stanford University.
Skills and Expertise:
✓	Global business leadership, operational and organizational experience, corporate strategy experience and management experience.
✓	First-hand experience in successfully leading and managing large, complex global sales, support and service organizations in the technology industry.
✓	Experience as former Executive Chairman of Twitter.
✓	Outside board experience as a director of a large, complex global public company.
Other Public Company Board Service: Pearson plc, an education company (March 2022 – Present).;
16	TWITTER, INC. / 2022 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

MARTHA LANE FOX
Founder and Chairperson of Lucky Voice Group Ltd.
Director since 2016
Age 48
Committees: Audit Committee, Compensation Committee (Chair) and Nominating and Corporate Governance Committee (Chair)
Martha Lane Fox has served as a member of our board of directors since April 2016. Since August 2005, Ms. Lane Fox has served as the Founder and Chairperson of Lucky Voice Group Ltd., a private karaoke company. Since July 2020, Ms. Lane Fox has served as Chair of Wetransfer B.V., a productivity tools business. Since March 2013, Ms. Lane Fox has served as a crossbench peer in the United Kingdom House of Lords.
From 2015 until 2020, Ms. Lane Fox served as the founder and chair of doteveryone.org.uk, an organization advancing the understanding of technology. In March 2014, she was appointed Chancellor of Open University. From 1998 to 2003, Ms. Lane Fox was the Co-Founder and Managing Director of lastminute.com, a travel and leisure website, and remained on the board of directors until 2005. Ms. Lane Fox currently also serves on various private company boards, including Chanel. Ms. Lane Fox holds a B.A. in Ancient History and Modern History from University of Oxford.
Skills and Expertise:
✓	Global business leadership, operational experience, and management experience, including in technology and consumer industries.
✓	Outside board experience as a director of a large, complex global public company, as well as several private companies.
✓	Government and public policy experience.
Other Public Company Board Service: None
FEI-FEI LI
Professor at Stanford University
Director since 2020
Age 45
Committees: Compensation Committee and Risk Committee
Fei-Fei Li has served as a member of our board of directors since May 2020. Dr. Li has served on the supervisory board of Bayer AG since May 2021. Since 2012, Dr. Li has served as the inaugural Sequoia Professor in the Computer Science Department at Stanford University, and Co-Director of Stanford’s Human-Centered Artificial Intelligence Institute. From 2013 to 2018, Dr. Li served as the Director of Stanford’s Artificial Intelligence Lab. From January 2017 to September 2018, Dr. Li was Vice President, Google Cloud AI and Chief Scientist of AI/Machine Learning at Google Cloud. Dr. Li joined Stanford in 2009 as an assistant professor. Prior to that, from 2007 to 2009, she was on faculty at Princeton University and, from 2005 to 2006 at University of Illinois Urbana-Champaign. Dr. Li is a co-founder and Chairperson of the Board of AI4ALL, a 501(c)(3) nonprofit organization dedicated to increasing diverse human representation in the field of AI and technology. Dr. Li is also an elected member of the National Academy of Engineering. Dr. Li holds a B.A. in Physics from Princeton with High Honors and a PhD in Electrical Engineering from California Institute of Technology (Caltech).
Skills and Expertise:
✓	Global business leadership, operational experience, and experience developing technology.
✓	In-depth knowledge of research work in computer vision and artificial intelligence, higher education and non-profit organizations.
✓	Experience working with policymakers and federal agencies, advising on matters related to technology, diversity, ethics, and higher education.
Other Public Company Board Service : None
TWITTER, INC. / 2022 Proxy Statement	17

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

DAVID ROSENBLATT
Chief Executive Officer of 1stdibs.com, Inc.
Director since 2010
Age 54
Committees: Compensation Committee and Nominating and Corporate Governance Committee
David Rosenblatt has served as a member of our board of directors since December 2010. Since November 2011, Mr. Rosenblatt has served as Chief Executive Officer of 1stdibs.com, Inc., an online luxury marketplace. From October 2008 to May 2009, Mr. Rosenblatt served as President of Global Display Advertising at Google. Mr. Rosenblatt joined Google in March 2008 in connection with Google’s acquisition of DoubleClick, Inc., a provider of digital marketing technology and services. Mr. Rosenblatt joined DoubleClick in 1997 as part of its initial management team and served in several executive positions during his tenure, including as Chief Executive Officer from July 2005 to March 2008 and President from 2000 to July 2005. Mr. Rosenblatt holds a B.A. in East Asian Studies from Yale University and an M.B.A. from Stanford University.
Skills and Expertise:
✓	Global business leadership and extensive financial and management expertise.
✓	Offers us a unique perspective with respect to building and managing a global brand in rapidly-changing industries.
✓	Extensive experience with monetization via advertising.
✓	Outside board experience as a director of a large, complex global public company, as well as several private companies.
Other Public Company Board Service: 1stdibs.com, Inc. (November 2011 – Present); IAC/InterActiveCorp, a media and internet company (December 2008 – Present).
BRET TAYLOR
Vice Chair of the Board and Co- Chief Executive Officer of Salesforce , Inc.
Director since 2016, Independent Board Chair since 2021
Age 41
Committees: None.
Bret Taylor has served as a member of our board of directors since July 2016 and as Independent Board Chair since November 2021. Since November 2021, Mr. Taylor has served as Vice Chair of the Board and Co-Chief Executive Officer of S alesforce , I nc., a customer relationship management company (“Salesforce”). From December 2019 until November 2021, Mr. Taylor served as the President and Chief Operating Officer of Salesforce. Prior to assuming this role, Mr. Taylor had served as President and Chief Product Officer of Salesforce since November 2017. From September 2012 to November 2017, Mr. Taylor served as the Chief Executive Officer and co-founder of Quip, Inc., a productivity software company (acquired by Salesforce). From August 2009 to July 2012, Mr. Taylor served as Chief Technology Officer of Facebook, Inc. From October 2007 to August 2009, Mr. Taylor served as the Chief Executive Officer of FriendFeed, Inc., a social network. From June 2007 to September 2007, Mr. Taylor served as an entrepreneur-in-residence at Benchmark, a venture capital firm, where he co-founded FriendFeed, Inc. Prior to June 2007, Mr. Taylor served as Group Product Manager at Google, where he co-created Google Maps and the Google Maps API. Mr. Taylor holds a B.S. and a M.S. in Computer Science from Stanford University.
Skills and Expertise:
✓	Global business leadership, operational experience, and experience developing technology.
✓	In-depth knowledge of the technology sector and extensive knowledge of our technologies and product offerings.
✓	Offers us a unique perspective with respect to building and managing a global brand in rapidly-changing industries.
✓	Outside board experience as a director of a large, complex global public company.
Other Public Company Board Service : Salesforce , I nc., a customer relationship management company (November 2021 – Present); Axon Enterprise, Inc. (f/k/a TASER International, Inc.), a protection technologies company (June 2014 – June 2019).
18	TWITTER, INC. / 2022 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence
Our common stock is listed on the NYSE. Under the listing standards of the NYSE, independent directors must comprise a majority of a listed company’s board of directors. In addition, the listing standards of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the listing standards of the NYSE, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director has no material relationship with the listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the company) and such director does not have specified relationships with the company.
In addition, audit committee members must satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the NYSE. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards of the NYSE.
Our board of directors has undertaken a review of the independence of our directors. Based on information provided by each director concerning their background, employment and affiliations, our board of directors has determined that Mses. Alemayehou and Lane Fox, Dr. Li, and Messrs. Durban, Pichette, Rosenblatt, Taylor and Zoellick are “independent” as that term is defined under the listing standards of the NYSE. Mr. Cohn, a former member of our board of directors who served as a director in 2021, was also independent during the time he served on our board of directors. As discussed below, all members of our audit and compensation committees also satisfy the heightened independence standards applicable to those committees. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including in assessing the materiality of a director’s relationship with the company, considering the issue from the standpoint of the organizations with which the director has an affiliation, and the transactions involving them described in the section titled “Related Person Transactions.”
Agreement with Silver Lake
On March 9, 2020, we entered into an agreement (the “Agreement”) with funds affiliated with Silver Lake (collectively, “Silver Lake”). The Agreement includes provisions regarding various matters agreed amongst the parties thereto including, but not limited to, the appointment of directors, procedures for determining replacements for the newly appointed directors, voting commitments, “standstills” restricting certain conduct and activities during the periods specified in the Agreement, non-disparagement, restrictions on comments or influence regarding any Twitter policies or rules, or policy or rule enforcement decisions, and other items that are addressed separately in the Agreement. A description of the Agreement and a copy thereof are included in a Form 8-K filed with the SEC on March 9, 2020. Pursuant to the Agreement, Egon Durban was appointed to our board of directors on March 12, 2020 and has been designated by Silver Lake as a nominee at the Annual Meeting.
Agreement with Elon Musk
On April 4, 2022, we entered into an agreement with Elon Musk (the “Letter Agreement”). The Letter Agreement provided for Mr. Musk’s appointment to our board of directors as a Class II director and provides that, for so long as Mr. Musk is serving on our board of directors and for 90 days thereafter, Mr. Musk will not, either alone or as a member of a group, become the beneficial owner of more than 14.9% of our common stock outstanding at such time, including for these purposes economic exposure through derivative securities, swaps, or hedging transactions. A description of the Letter Agreement and a copy thereof are included in a Form 8-K filed with the SEC on April 4, 2022. On April 9, 2022, Mr. Musk informed us that we would not be joining our board of directors.
Board Leadership Structure
Since November 2021, Bret Taylor has served as the Independent Board Chair of our board of directors, replacing Patrick Pichette who had served as our Independent Board Chair since June 2020. Our Independent Board Chair enhances independent oversight of management and the board. As our Independent Board Chair, Mr. Taylor is responsible for calling separate sessions of the independent directors, setting the agenda, serving as chairperson of meetings of directors, providing feedback to the company’s CEO regarding the executive sessions, serving as spokesperson for the company as requested, and performing such other responsibilities as may be designated by a majority of the independent directors from time to time.
TWITTER, INC. / 2022 Proxy Statement	19

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Mr. Dorsey, one of our founders and former CEO, stepped down as CEO effective November 29, 2021 and will leave our board of directors when his term expires at the Annual Meeting. Consistent with our board of directors’ succession plan, Parag Agrawal was appointed as CEO and as a member of our board of directors, effective November 29, 2021.
We regularly evaluate our Board leadership structure and seek feedback on the structure from shareholders. At this time, we believe that our board leadership structure of a separate Independent Board Chair and CEO enables these roles to focus on different aspects of the company while providing strong oversight and further reinforces the overall independence of our board of directors.
Board Meetings and Committees
We have an active and engaged board of directors that is committed to fulfilling its fiduciary duty to act in good faith in the best interests of our company and our stockholders. During our fiscal year ended December 31, 2021, our board of directors held 15 meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which they have been a director and (ii) the total number of meetings held by all committees of our board of directors on which they served during the periods that they served.
Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Two directors attended our 2021 annual meeting of stockholders.
Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and a risk committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors.
AUDIT COMMITTEE
Our audit committee consists of Mses. Alemayehou and Lane Fox and Mr. Pichette, with Mr. Pichette serving as chairperson. Each of our audit committee members meets the requirements for independence for audit committee members under the listing standards of the NYSE and SEC rules and regulations, and the financial literacy requirements of the listing standards of the NYSE. In addition, our board of directors has determined that Mses. Alemayehou and Lane Fox and Mr. Pichette are audit committee financial experts within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (“Securities Act”). Among other responsibilities, our audit committee:
•	selects a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•	helps to ensure the independence and performance of the independent registered public accounting firm;
•
discusses the scope and results of the audit with the independent registered public accounting firm, and reviews, with management and the independent registered public accounting firm, our interim and year-end operating results;

•	establishes and oversees procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•	reviews our policies on risk assessment and risk management with regard to financial and internal controls matters;
•	reviews related person transactions; and
•
approves or, as required, pre-approves, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter of our audit committee is available on our website at https://investor.twitterinc.com. During fiscal 2021, our audit committee held five meetings.
COMPENSATION COMMITTEE
Our compensation committee consists of Ms. Lane Fox, Dr. Li and Mr. Rosenblatt, with Ms. Lane Fox serving as chairperson. Each of our compensation committee members meets the requirements for independence for compensation committee members under the listing standards of the NYSE and SEC rules and regulations. Each member of our compensation committee is also a non-employee director under Rule 16b-3 promulgated under the Exchange Act.
Among other responsibilities, our compensation committee:
•	reviews, approves and determines, or makes recommendations to our board of directors regarding, the compensation of our executive officers and non-employee directors;
•	administers our equity compensation plans;
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•	reviews and approves and makes recommendations to our board of directors regarding incentive compensation and equity compensation plans; and
•	establishes and reviews general policies relating to compensation and benefits of our employees.
Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter of our compensation committee is available on our website at https://investor.twitterinc.com. During fiscal 2021, our compensation committee held four meetings.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Our nominating and corporate governance committee consists of Messrs. Durban and Rosenblatt and Ms. Lane Fox, with Ms. Lane Fox serving as chairperson. Each of our nominating and corporate governance committee members meets the requirements for independence under the listing standards of the NYSE.
Among other responsibilities, our nominating and corporate governance committee:
•	identifies, evaluates and selects, or makes recommendations to our board of directors regarding, nominees for election to our board of directors and its committees;
•
conducts periodic reviews of the company’s succession planning process for the company’s executive management team, reporting its findings and recommendations to the board of directors, and assists the board of directors in evaluating potential successors to the company’s executive management team;

•	evaluates the performance of our board of directors and of individual directors;
•	considers and makes recommendations to our board of directors regarding the composition of our board of directors and its committees;
•	reviews developments in corporate governance practices;
•	evaluates our initiatives in sustainability, corporate responsibility and charitable contributions;
•	evaluates the adequacy of our corporate governance practices and reporting; and
•	develops and makes recommendations to our board of directors regarding corporate governance guidelines and matters.
Our nominating and corporate governance committee operates under a written charter that satisfies the applicable listing standards of the NYSE. A copy of the charter of our nominating and corporate governance committee is available on our website at https://investor.twitterinc.com. During fiscal 2021, our nominating and corporate governance committee held seven meetings.
RISK COMMITTEE
Our risk committee consists of Messrs. Kordestani and Zoellick and Dr. Li, with Mr. Kordestani serving as chairperson and Mr. Pichette as Ex Officio. Mr. Zoellick, who will not stand for re-election at the Annual Meeting, will remain a member of the risk committee until the Annual Meeting. Each of our risk committee members is a non-management director and, except for Mr. Kordestani, meets the requirements for independence under the listing standards of the NYSE rules.
Among other responsibilities, the risk committee:
•	explores, evaluates, considers, reviews and (if applicable) makes recommendations to our board of directors regarding the company’s risk management infrastructure, framework and activities;
•	periodically reviews major risk exposures and the steps taken to monitor and control those exposures; and
•
oversees designated areas of risk that are not the primary responsibility of another committee of our board of directors, or retained by our board of directors’ direct oversight, including environmental, social and corporate governance (“ESG”).

The risk committee has broad oversight over non-financial compliance matters, including those relating to enterprise-wide risks. The audit committee retains all authority required by the NYSE rules with regard to risk oversight.
Our risk committee operates under a written charter. A copy of the charter of our risk committee is available on our website at https://investor.twitterinc.com. Our risk committee was formed in February 2021 and during fiscal 2021 held four meetings.
MAJORITY VOTING WITH DIRECTOR RESIGNATION POLICY
Our Bylaws provide for majority voting and our Corporate Governance Guidelines set forth the related director resignation policy for our director nominees. Our Bylaws state that to be elected in an uncontested election, a nominee must receive a majority of the votes cast with respect to such nominee (i.e., the number of shares voted “For” a nominee must exceed the number of shares voted
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“Against” for that nominee). Under our Corporate Governance Guidelines, each nominee submits, in advance of their nomination, an irrevocable resignation that will become effective if (i) the nominee fails to receive the required vote at the Annual Meeting and (ii) the board of directors accepts the resignation. The nominating and corporate governance committee promptly considers whether to accept the resignation of any nominee who fails to receive the required number of votes for election and submits such recommendation for consideration by the board of directors. In deciding whether to accept or reject the resignation, the nominating and corporate governance committee and the board of directors will consider any factors they deem relevant. Any nominee who tenders their resignation pursuant to our Corporate Governance Guidelines may not participate in the nominating and corporate governance committee recommendation or board of directors action regarding whether to accept the resignation offer.
Through this policy, the board of directors seeks to be accountable to all stockholders and respects the rights of stockholders to express their views through their votes for nominees. However, the board of directors also deems it important to preserve sufficient flexibility to make sound evaluations based on the relevant circumstances in the event a nominee fails to receive a majority of the votes cast with respect to such nominee. For example, the board of directors may wish to assess whether the sudden resignation of one or more directors would materially impair the effective functioning of the board of directors. The board of directors’ policy is intended to allow the board of directors to react to situations that could arise if the resignation of multiple directors would prevent a key committee from achieving a quorum or if a resignation would otherwise impair the functioning of the committee. The policy also would allow the board of directors to assess whether a director was targeted for reasons unrelated to their performance as a director at the company. The policy requires that our nominating and corporate governance committee and our board of directors act promptly to consider a director nominee’s resignation.
Notwithstanding the foregoing, if the number of nominees exceeds the number of directors to be elected at the end of the applicable notice period set forth in Section 2.4 of Article II of our Bylaws (e.g., a contested election) the majority voting with director resignation policy shall not apply and instead nominees shall be elected by a plurality vote of the shares of our common stock present virtually or by proxy at an annual meeting and entitled to vote thereon.
Full details of our majority voting with director resignation policy for nominees are set forth in our Bylaws and our Corporate Governance Guidelines, available at https://investor.twitterinc.com.
BOARD AND COMMITTEE PERFORMANCE EVALUATIONS
Our board of directors and each of its committees conduct annual self-evaluations to determine whether they are functioning effectively and whether any changes are necessary to improve their performance. The nominating and corporate governance committee is responsible for establishing the evaluation criteria and implementing the process for the evaluation. Every year we conduct interviews of each director to obtain their assessment of the effectiveness of the board of directors and the committees, individual director performance and board of directors’ dynamics. Our Independent Board Chair and our Chief Legal Officer then report the results of these interviews at meetings of the nominating and corporate governance committee and our board of directors, where the results are discussed. In addition, the chair of each committee guides an annual committee self-evaluation discussion among the committee members. The results of the committee self-evaluations are also reported to our board of directors for review and discussion.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee during the last fiscal year is or has been an officer or employee of our company or had any relationship requiring disclosure under Item 404 of Regulation S-K, under the Securities Act. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our compensation committee. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors.
Stockholder Recommendations and Nominations to the Board of Directors
Our nominating and corporate governance committee will consider candidates for director recommended by stockholders holding at least 1% of the fully diluted capitalization of our Company continuously for at least 12 months prior to the date of the submission of the recommendation, so long as such recommendations comply with our amended and restated certificate of incorporation, Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate
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governance committee will evaluate such recommendations in accordance with its charter, our Bylaws, our policies and procedures for director nominees, as well as the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business.
Eligible stockholders wishing to recommend a candidate for nomination should contact our General Counsel in writing at Twitter, Inc., 1355 Market Street, Suite 900, San Francisco, California 94103. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our common stock and a signed letter from the candidate confirming willingness to serve on our board of directors. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.
Under our Bylaws, stockholders may also nominate persons for our board of directors. Any nomination must comply with the requirements set forth in our Bylaws and should be sent in writing to our Secretary at Twitter, Inc., 1355 Market Street, Suite 900, San Francisco, California 94103. To be timely for our 2023 annual meeting of stockholders, our Secretary must receive the nomination no earlier than January 26, 2023 and no later than February 25, 2023.
Communications with the Board of Directors
Interested parties wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors, as applicable, and mailing the correspondence to our General Counsel at Twitter, Inc., 1355 Market Street, Suite 900, San Francisco, California 94103.
Each communication should set forth (i) the name and address of the stockholder, as it appears in our records, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.
Our General Counsel, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to our Independent Board Chair.
Corporate Governance Overview
We are committed to good corporate governance, which promotes the long-term interests of our stockholders and strengthens our board of directors and management accountability and helps build public trust in Twitter.
We provide a Governance Resources page on our Investor Relations website, which includes information regarding our commitment to corporate responsibility and sustainability. We also publish our Twitter Transparency Report on a biannual basis, which includes detailed information and highlights trends regarding topics including Twitter Rules enforcement, platform manipulation, and legal requests. We also maintain our Twitter Privacy Center to provide more clarity around what we are doing to protect the information people share with us. In 2021, we released our first Global Impact Report, which was prepared to highlight information regarding our ESG programs. Each of these is available on our Investor Relations website.
We regularly monitor developments in the area of corporate governance and review our processes and procedures in light of such developments. As part of those efforts, we review federal laws affecting corporate governance, as well as rules adopted by the SEC and the NYSE and we consider industry best practices for corporate governance. We believe that we have in place corporate governance procedures and practices that are designed to enhance our stockholders’ interests.
In 2021, the board of directors adopted and implemented certain corporate governance modifications, including updates to our Corporate Governance Guidelines and certain board committee charters, board and employee policies, and disclosure procedures. These reforms are designed to lead to greater risk oversight, an increased focus on board independence, diversity, and training, and enhanced controls and disclosures.
Corporate Governance Strengths
Highlights of our corporate governance practices include the following:
✓	80% of continuing directors are independent
✓	Independent Chair of our board of directors
✓	Majority voting with director resignation policy for election of directors
✓	Clawback policy for cash-based incentive or performance-based equity compensation in the event of a financial restatement
✓	Thoughtful board refreshment process
✓	Fully independent audit, compensation, and nominating and corporate governance committees
✓	Stock ownership guidelines for directors
✓	Succession planning process
✓	Strict anti-hedging, anti-short sale and anti-pledging policies
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✓	Robust Code of Business Conduct and Ethics and Corporate Governance Guidelines
✓	Director participation in orientation and continuing education
✓	Annual board of director and committee self-evaluations
✓	Expansive stockholder outreach program
✓	Periodic reviews of committee charters, Code of Business Conduct and Ethics and Corporate Governance Guidelines
✓	Robust director nominee selection process
✓	Proxy access bylaw
✓	Risk oversight by full board and committees, including a separate risk committee
✓	Annual Say-on-Pay vote
✓	Disclosure of our EEO-1 report (to be available later in 2022)

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STOCKHOLDER OUTREACH

Review and Preparation

- Our board of directors assesses and monitors:
  - stockholder voting results
  - investor sentiment
  - trends in governance, environmental, social, executive compensation, and other matters
- Our board of directors identifies and prioritizes potential topics for stockholder engagement

Outreach and Engagement

- Directors and executive management regularly meet with stockholders to actively solicit input on a range of governance topics and share stockholder views with our full board of directors
- A continuing dialogue is maintained to clarify and deepen our board of directors' understanding of stockholder concerns, and provide stockholders with insight into our board of directors' considerations
- Management also routinely engages with investors at conferences and other forums

Review and Respond

- Stockholder input informs our board of directors ongoing process of continually enhancing governance and other practices
- Our board of directors and executive management review stockholder input to identify consistent themes and evaluate feedback received
- Our board of directors takes action to respond to feedback, as appropriate, with enhancements to policy, practices, disclosure and continued stockholder engagement

We believe that effective corporate governance should include regular, constructive conversations with our stockholders. Certain members of our board of directors and members of our executive team have engaged with stockholders directly throughout the year. Our board of directors has also directed our management team to seek and encourage feedback from stockholders about our corporate governance practices by conducting additional stockholder outreach and engagement throughout the year. During the past fiscal year, our management team reached out to our top institutional investors collectively holding approximately 49% of our shares outstanding and met with institutional investors holding approximately 36% of our shares outstanding to discuss our corporate governance and executive compensation programs and to answer questions and elicit feedback. These engagement efforts with our stockholders were shared with the full board of directors and allowed us to better understand our stockholders’ priorities and perspectives, and provided us with useful input concerning our compensation and corporate governance practices, including health and safety, risk management, ESG and human capital management.
While we do not expect that we will be able to address all of our stockholders’ feedback, we seek to optimize our corporate governance by continually refining our relevant policies, procedures and practices to align the needs of the company with evolving regulations and best practices, issues raised by our stockholders, and otherwise as circumstances warrant. We believe that our actions advanced our compensation practices and governance in a manner responsive to the input we received from our stockholders and in a manner appropriate for our company. We will continue to review our compensation and governance practices and engage in significant dialogue with our stockholders going forward.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our board of directors has adopted our Corporate Governance Guidelines that address items such as:
•	director qualifications;
•	director independence;
•	director responsibilities;
•	executive sessions and leadership roles;
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•	conflicts of interest;
•	board of directors committees;
•	director access to management and advisors;
•	director compensation;
•	director orientation training and continuing education;
•	leadership development and succession planning;
•	CEO evaluation;
•	stockholder communications with the board of directors; and
•	performance evaluation of the board of directors and its committees.
In addition, our board of directors has adopted our Code of Business Conduct and Ethics which applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers, that addresses items such as:
•	our core values;
•	corporate opportunities;
•	fair dealing;
•	compliance with laws and policies;
•	confidentiality;
•	financial integrity and responsibility;
•	protection and use of assets and intellectual property;
•	public communications and financial reporting;
•	reporting violations of law and policies;
•	accountability; and
•	no retaliation.
The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on the Corporate Governance portion of our website at https://investor.twitterinc.com. We will post any amendments to our Corporate Governance Guidelines, Code of Business Conduct and Ethics and any waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.
Risk Management
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage such risks. Management is responsible for the day-to-day management of risks the company faces, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.
Our board of directors believes that open communication between management and our board of directors is essential for effective risk management and oversight. Our board of directors meets with our Chief Executive Officer and other members of the senior management team at quarterly meetings of our board of directors, where, among other topics, they discuss strategy and risks facing the company, as well at such other times as they deemed appropriate. Oversight of human capital management is an important role of our board of directors. Management updates our board of directors at least annually on our human capital management initiatives and progress. In addition, cybersecurity is a critical part of risk management at Twitter. Management regularly engages with our full board of directors and our audit and risk committees on Twitter’s information security program and its related priorities and controls.
In 2021, our board of directors formed a risk committee to explore, evaluate, consider, review and (if applicable) make recommendations to the board regarding the company’s risk management infrastructure, framework and activities and periodically
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review major risk exposures and the steps taken to monitor and control these exposures, with particular responsibility for overseeing designated areas of risk that are not the primary responsibility of another committee of the board, or retained by the board’s direct oversight, including ESG. For further information about the Risk Committee, see the section entitled “Board Meetings and Committees – Risk Committee.”
While our board of directors is ultimately responsible for risk oversight, our board committees assist our board of directors in fulfilling its oversight responsibilities in certain areas of risk, as summarized below. In addition, our full board of directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions.
BOARD/COMMITTEE	PRIMARY AREAS OF RISK OVERSIGHT
Full Board of Directors
Strategic, financial, business and operational, legal and compliance, and reputational risks and exposures associated with our business strategy, cybersecurity, privacy, safety of people on Twitter, product innovation and product road map, policy matters, significant litigation and regulatory exposures, significant transactions and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation, acquisitions and divestitures.

Audit Committee
Risks and exposures associated with financial matters, particularly financial reporting, disclosure controls and procedures, legal and regulatory compliance, financial risk exposures, cybersecurity, cyber risk, liquidity risk, tax, accounting, disclosure, internal control over financial reporting, investment guidelines and credit matters, our programs and policies relating to legal compliance and strategy, and our operational infrastructure, particularly reliability, business continuity and capacity.

Discussions with management and the independent auditor, guidelines and policies with respect to risk assessment and risk management.

Receives regular reports from management on key cybersecurity, cyber risks and related issues, including secure processing, storage, and transmission of personal and confidential information, such as the personally identifiable information of people on Twitter.

Compensation Committee	Risks and exposures associated with leadership assessment, executive and employee compensation programs and arrangements, including incentive and equity plan structures and practices.
Nominating and Corporate Governance Committee	Risks and exposures associated with board organization, membership and structure, succession planning, corporate governance and overall board effectiveness.
Risk Committee
Oversight of Twitter’s risk management infrastructure, framework and activities and periodic review of major risk exposures and the steps taken to monitor and control those exposures, with particular responsibility for overseeing designated areas of risk that are not the primary responsibility of another committee of the board, or retained by the board’s direct oversight, including ESG.

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Management Succession Planning
Our board of directors believes that the directors and the Chief Executive Officer should collaborate on succession planning and that the entire board should be involved in the critical aspects of the succession planning process, including establishing selection criteria that reflect our business strategies, identifying and evaluating potential internal candidates, reviewing the company’s leadership pipeline and talent strategies, and making management succession decisions. The same management succession planning was applied when Mr. Dorsey stepped down as Chief Executive Officer and Mr. Agrawal was appointed by our board of directors as his successor and as a member of our board of directors, effective November 29, 2021. Management succession is discussed at least annually in board meetings and in executive sessions of the board of directors.
The nominating and corporate governance committee has the primary responsibility to develop succession plans for the company’s management team, which it then presents and makes recommendations on to the full board of directors. Our board of directors’ and our nominating and corporate governance committee’s involvement in our annual succession planning process is outlined in our Corporate Governance Guidelines and the charter of our nominating and corporate governance committee available at https://investor.twitterinc.com.
KEY OFFICER SUCCESSION PLANNING
In light of the critical importance of executive leadership to our success, we have a succession planning process. This process is focused on key leaders, including our Chief Executive Officer. Periodically, the full board of directors reviews these succession plans and any findings and recommendations as to succession in the event of each key officer’s termination of employment for any reason (including death or disability).
CEO SUCCESSION PLANNING
Our Chief Executive Officer provides an annual review to the board of directors assessing our key officers. This review includes a discussion about development plans for the company’s key officers to help prepare them for future succession, contingency plans and our Chief Executive Officer’s recommendation as to his successor.
Inclusion, Diversity, Equity and Accessibility
We believe the strength of our workforce is critical to our success as we strive to become a more inclusive and diverse technology company. People come to Twitter to freely express themselves. Just as inclusion lives on our platform, we are working to ensure our workplace reflects our service. In 2020, we introduced our vision for our workforce representation: an objective that by 2025, we aspire to have at least half of our global workforce represented by women and at least a quarter of our U.S. workforce represented by historically-excluded and/or under-represented communities. In 2021, we continued to work toward that objective. We accompanied our vision with a strategy to help drive progress, including:
•	a company-wide three-year objective focused on diversity and decentralization;
•	clearly-defined targets for workforce representation and inclusion metrics across every executive leader;
•	an internal dashboard accessible to all employees to track progress against our objective;
•	an expanded team of Inclusion, Diversity Equity and Accessibility leaders across our business;
•	refreshing our hiring practices to require diverse slates for all open roles and put inclusive hiring principles at the forefront;
•	a Consistency & Fairness Taskforce to review our employee promotions process; and
•	investing in our employee Business Resource Group leaders, who foster a culture of inclusivity and belonging within our company, including introducing a formal compensation program.
We have made significant progress towards our inclusion, diversity, equity, and accessibility objectives through leadership, transparency and accountability. In 2021, we focused on equity across every stage of our employee lifecycle: recruitment and hiring, onboarding, compensation and pay transparency, learning and development, and our work cultivating an inclusive environment across teams and regional geographies with our Business Resource Groups at the center. For example, our public Inclusion, Diversity, Equity and Accessibility annual report highlights the results of our annual pay equity analysis, which showed that employees are paid equitably across Twitter. As we continue to learn, we also evolved our vision to more impactfully integrate accessibility and equity into our work and merged the Inclusion and Diversity (I&D) and Accessibility teams into a new Inclusion, Diversity, Equity, & Accessibility team to reflect this commitment.
Our board of directors also values inclusion and diversity when it seeks and evaluates board candidates. As described above in the section titled “Board of Directors and Corporate Governance—Considerations in Evaluating Director Nominees,” our Corporate Governance
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Guidelines require our nominating and corporate governance committee to consider a broad range of backgrounds, experiences and diversity (in all aspects of that word), including gender and ethnic diversity, as well as differences in professional background, education, skill, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our board of directors. When identifying new board candidates we will continue to focus on candidates that reflect the diversity of the Twitter service. We believe our recently appointed directors reflect our commitment to this philosophy.
Our nominating and corporate governance committee is in the process of identifying new independent directors for appointment to our board of directors consistent with our Corporate Governance Guidelines and our interest in continuing to enhance the diversity of our board of directors.
Director Compensation
Our Outside Director Compensation Policy was developed in consultation with Compensia, Inc., an independent compensation consulting firm (“Compensia”). Compensia provided recommendations and competitive non-employee director compensation data and analyses. Our compensation committee considered and discussed these recommendations and data, and considered the specific duties and committee responsibilities of particular directors. Our compensation committee recommended, and our board of directors adopted, Compensia’s recommendations when it approved our non-employee director compensation program, which we believe provides our non-employee directors with reasonable and appropriate compensation that is commensurate with the services they provide and competitive with compensation paid by our peers to their non-employee directors.
The compensation committee periodically reviews the type and form of compensation paid to our non-employee directors, which includes a market assessment and analysis by Compensia. As part of this analysis, Compensia reviews non-employee director compensation trends and data from companies comprising the same executive compensation peer group used by the compensation committee in connection with its review of executive compensation.
Our non-employee directors receive equity compensation under the terms of our 2013 Equity Incentive Plan (the “2013 Plan”) and cash, as described below. The 2013 Plan contains maximum limits on the size of the equity awards that can be granted to each of our non-employee directors in any fiscal year, but those maximum limits do not reflect the intended size of any potential grants or a commitment to make any equity award grants to our non-employee directors in the future. These maximum limits under our 2013 Plan provide that no non-employee director may be granted, in any fiscal year, (i) cash-settled awards having a grant date fair value greater than $4,000,000, but that in the fiscal year that a non-employee director first joins our board of directors, they may be granted a cash-settled award with a grant date fair value of up to $8,000,000; and (ii) stock-settled awards having a grant date fair value greater than $4,000,000, but that in the fiscal year that a non-employee director first joins our board of directors, they may be granted stock-settled awards having a grant date fair value of up to $8,000,000. The grant date fair values are determined according to generally accepted accounting principles.
Directors may be reimbursed for their reasonable expenses for attending board and committee meetings. Directors who are also our employees receive no compensation for their service as directors. Our directors who also served as executive officers, Messrs. Agrawal and Dorsey, did not receive any additional compensation for their services as directors for the year ended December 31, 2021.
Our Independent Board Chair also receives a $12,500 quarterly ($50,000 annually) cash retainer for service as Independent Board Chair.
DIRECTOR STOCK OWNERSHIP GUIDELINES
We believe stock ownership by our non-employee directors aligns their interests with the interests of our stockholders. Accordingly, our board of directors established stock ownership guidelines for our non-employee directors who receive equity grants as part of their compensation for serving as such.
Under the guidelines, each non-employee director must own a number of shares of Twitter stock equal to a value of two times the annual cash board retainer of the prior year. The value of such shares is based on the average closing price of the company’s stock during the last month of the prior year. The following shares count towards the ownership guidelines: shares owned by the individual, shares owned jointly by the individual with a spouse, shares equal to the number of vested deferred stock units credited to the individual under any arrangement maintained by the company, shares credited to the individual’s 401(k) plan (if any), shares held in a trust established by the individual for his or her benefit and/or immediate family members, and shares representing the value of vested but unexercised stock options held by the individual based on the average closing price of the company’s stock during the last month of the prior year less the exercise price. Such ownership level must be met on the later of (i) September 2, 2023 or (ii) 24 months after the director’s appointment to our board of directors.
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EQUITY COMPENSATION
On the date of each annual meeting of stockholders, each of our non-employee directors is granted restricted stock units (“RSUs”) having an award value of $225,000, but the grant date fair value varies as noted below in the section titled “Director Compensation for 2021”. The shares of our common stock underlying the RSUs vest in quarterly installments beginning on the first quarter following the date of grant (on the same day of the month as the date of grant) but will vest in full on the date of the next annual meeting of stockholders if not fully vested on such date, subject to continued service through each vesting date. Directors who are appointed mid-year receive a pro-rated RSU grant based on the number of months between their appointment date and the date of our next annual meeting of stockholders.
As of the date of this proxy statement, all non-employee directors who hold unvested equity awards would be subject to accelerated vesting if their services were to be terminated in connection with a change of control of the company.
CASH COMPENSATION
Each of our non-employee directors receives a quarterly cash fee of $12,500 for serving on our board of directors. In addition, members of the four standing committees of our board of directors are entitled to the following quarterly cash fees:
BOARD COMMITTEE	CHAIRPERSON FEE	MEMBER FEE
Audit Committee	$7,500	$2,500
Compensation Committee	$5,000	$2,500
Nominating and Corporate Governance Committee	$3,750	$2,500
Risk Committee	$3,750	$2,500
Our non-employee directors may elect to receive any cash fees that they would otherwise be entitled to receive under our Outside Director Compensation Policy in the form of additional RSUs. Such election must be made no later than two weeks prior to the date of the annual meeting of stockholders on which the annual grant of RSUs described above will be made and the value of the RSUs granted at such annual meeting of stockholders will be increased by the amount of fees that would have otherwise been paid in cash. Messrs. Durban, Rosenblatt and Taylor elected to take $60,000, $70,000 and $70,000, respectively, of their cash fees in RSUs in 2021.
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DIRECTOR COMPENSATION FOR 2021
The following table provides information regarding the total compensation that was earned by each of our non-employee directors in 2021. Our directors who also served as executive officers, Messrs. Agrawal and Dorsey, did not receive any additional compensation for their services as directors for the year ended December 31, 2021. The compensation received by Messrs. Agrawal and Dorsey as employees for the year ended December 31, 2021 is set forth in the “Summary Compensation Table” of this proxy statement.
DIRECTOR	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	TOTAL ($)
Mimi Alemayehou(2)	35,000	224,959	259,959
Jesse Cohn(3)	23,333	224,944	248,277
Egon Durban(4)	2,917	284,999	287,915
Martha Lane Fox(5)	74,375	224,944	299,319
Fei-Fei Li(5)	67,083	224,944	292,027
Ngozi Okonjo-Iweala(6)	9,583	—	9,583
Omid Kordestani(7)	62,500	224,944	287,444
Patrick Pichette(5)	106,250	224,944	331,194
David Rosenblatt(8)	—	294,988	294,988
Bret Taylor(8)	9,583	294,988	304,572
Robert Zoellick(5)	63,750	224,944	288,694
(1)
The amounts reported represent the grant date fair value of RSUs granted in 2021 computed in accordance with FASB ASC Topic 718, which is determined based on the closing price of our common stock on the grant date. Amounts shown may vary from our Outside Director Compensation Policy due to changes in our share price from the date the number of equivalent shares was determined and the grant date. Such value does not take into account any forfeitures related to service-based vesting conditions. For a discussion of how we calculate stock-based compensation expense, see the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed on February 16, 2022.

(2)
As of December 31, 2021, Ms. Alemayehou held 1,868 RSUs which vest in quarterly installments such that the RSUs will vest in full on the earlier of the date of our Annual Meeting or June 15, 2022, subject to continued service through each such vesting date.

(3)	Mr. Cohn resigned from the board of directors on June 9, 2021, and any RSUs remaining unvested as of his departure date were canceled.
(4)
As of December 31, 2021, Mr. Durban held 2,454 RSUs which vest in quarterly installments such that the RSUs will vest in full on the earlier of the date of our Annual Meeting or May 27, 2022, subject to continued service through each such vesting date.

(5)
As of December 31, 2021, Ms. Lane Fox, Dr. Li, Mr. Pichette, and Mr. Zoellick each held 1,937 RSUs which vest in quarterly installments such that the RSUs will vest in full on the earlier of the date of our Annual Meeting or May 27, 2022, subject to continued service through each such vesting date.

(6)	Dr. Okonjo-Iweala resigned from the board of directors on February 28, 2021, and any RSUs remaining unvested as of her departure date were canceled.
(7)
As of December 31, 2021, Mr. Kordestani held the following awards: (i) 1,937 RSUs which vest in quarterly installments such that the RSUs will vest in full on the earlier of the date of our Annual Meeting or May 27, 2022, subject to continued service through each such vesting date, (ii) 40,000 Relative TSR PRSUs (as defined below) at target awarded in 2020 which will vest based on our stock price performance versus the NASDAQ Internet Index following a three-year performance period, subject to continued service, (iii) and 20,000 Financial PRSUs (as defined below) earned and unvested that were awarded in 2020 and vest one-half each March 1 of 2022 and 2023, subject to continued service.

(8)
As of December 31, 2021, Mr. Rosenblatt and Mr. Taylor each held 2,540 RSUs which vest in quarterly installments such that the RSUs will vest in full on the earlier of the date of our Annual Meeting or May 27, 2022, subject to continued service through each such vesting date.

TWITTER, INC. / 2022 Proxy Statement	31

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Our board of directors is currently composed of eleven members, but the size of the board will decrease to ten members effective as of the date of the Annual Meeting. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three staggered classes of directors. At the Annual Meeting, two Class III directors will be elected for a three-year term to succeed the Class III directors whose term is then expiring. Each director’s term continues until the election and qualification of their successor, or such director’s earlier death, resignation, or removal.
Nominees
Our nominating and corporate governance committee has recommended, and our board of directors has approved, Egon Durban and Patrick Pichette as nominees for election as Class III directors at the Annual Meeting. Mr. Durban has been designated as a nominee pursuant to the Agreement with Silver Lake as described in the section entitled “Agreement with Silver Lake.” Messrs. Dorsey and Zoellick will continue to serve as directors until their terms expire at the Annual Meeting, but they are not standing for re-election. If elected, Messrs. Durban and Pichette will serve as Class III directors until our 2025 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation, or removal. Each of the nominees is currently a director of our company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Messrs. Durban and Pichette. We expect that each of Messrs. Durban and Pichette will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our board of directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker, bank or nominee, your broker, bank or other nominee will not vote your shares on this matter.
Vote Required
Our Bylaws provide for majority voting and our Corporate Governance Guidelines set forth the related director resignation policy for our director nominees. Our Bylaws state that to be elected in an uncontested election, a nominee must receive a majority of the votes cast with respect to such nominee (i.e., the number of shares voted “For” a nominee must exceed the number of shares voted “Against” for that nominee). Abstentions will have no effect on the outcome of this proposal. Broker non-votes will have no effect on the outcome of this proposal.
Under our Corporate Governance Guidelines, each nominee submits, in advance of their nomination, an irrevocable resignation that will become effective if (i) the nominee fails to receive the required vote at the Annual Meeting and (ii) the board of directors accepts the resignation. The nominating and corporate governance committee promptly considers whether to accept the resignation of any nominee who fails to receive the required number of votes for election and submits such recommendation for consideration by the board of directors. In deciding whether to accept or reject the resignation, the nominating and corporate governance committee and the board of directors will consider any factors they deem relevant. Any nominee who tenders their resignation pursuant to our Corporate Governance Guidelines may not participate in the nominating and corporate governance committee recommendation or board of directors action regarding whether to accept the resignation offer.
Through this policy, the board of directors seeks to be accountable to all stockholders and respects the rights of stockholders to express their views through their votes for nominees. However, the board of directors also deems it important to preserve sufficient flexibility to make sound evaluations based on the relevant circumstances in the event a nominee fails to receive a majority of the votes cast with respect to such nominee. For example, the board of directors may wish to assess whether the sudden resignation of one or more directors would materially impair the effective functioning of the board of directors. The board of directors’ policy is intended to allow the board of directors to react to situations that could arise if the resignation of multiple directors would prevent a key committee from achieving a quorum or if a resignation would otherwise impair the functioning of the committee. The policy also would allow the board of directors to assess whether a director was targeted for reasons unrelated to their performance as a director at the company. The policy requires that our nominating and corporate governance committee and our board of directors act promptly to consider a director nominee’s resignation.
Notwithstanding the foregoing, if the number of nominees exceeds the number of directors to be elected at the end of the applicable notice period set forth in Section 2.4 of Article II of our Bylaws (e.g., a contested election) the majority voting with director resignation policy shall not apply and instead nominees shall be elected by a plurality vote of the shares of our common stock present virtually or by proxy at an annual meeting and entitled to vote thereon. The election of directors at the Annual Meeting is not a contested election, and therefore majority voting will apply.
Full details of our majority voting with director resignation policy for nominees are set forth in our Bylaws and our Corporate Governance Guidelines, available at https://investor.twitterinc.com.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.
32	TWITTER, INC. / 2022 Proxy Statement

PROPOSAL NO. 2 ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act enable our stockholders to approve, on an advisory, or non-binding, basis the compensation of our named executive officers as disclosed pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement. Since 2014, we have held our Say-on-Pay vote every year.
The Say-on-Pay vote is advisory, and therefore is not binding on us, our board of directors or our compensation committee. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the compensation committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our board of directors and our compensation committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote, consider our stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address those concerns.
We believe that the information provided in the “Executive Compensation” section of this proxy statement, and in particular the information discussed in “Executive Compensation—Compensation Discussion and Analysis” below, demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, compensation tables and narrative discussion, and other related disclosure.”
Vote Required
The approval, on an advisory basis, of the Say-on-Pay requires the affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect.
Although the vote is non-binding, our board of directors and our compensation committee value the opinions of our stockholders in this matter and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote, consider our stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address those concerns.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF OUR NAMED EXECUTIVE OFFICER COMPENSATION.
TWITTER, INC. / 2022 Proxy Statement	33

PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm, to audit our financial statements for our fiscal year ending December 31, 2022. PwC has served as our independent registered public accounting firm since the fiscal year ended December 31, 2009.
At the Annual Meeting, our stockholders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Our audit committee is submitting the appointment of PwC to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of PwC and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. Representatives of PwC will be present at the Annual Meeting, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.
If our stockholders do not ratify the appointment of PwC, our board of directors may reconsider the appointment.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to our company by PwC for our fiscal years ended December 31, 2020 and 2021.
	2020	2021
	(IN THOUSANDS)
Audit Fees(1)	$6,520	$6,910
Audit-Related Fees(2)	$607	$598
Tax Fees(3)	$3,338	$2,476
All Other Fees(4)	$17	$17
Total Fees	$10,482	$10,001
(1)
Audit Fees consist of fees for professional services rendered in connection with the review of our financial statements presented in our Quarterly Reports on Form 10-Q and the audit of our annual consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)
Audit-Related Fees consist of fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include accounting consultations concerning financial accounting and reporting standards, due diligence procedures in connection with acquisitions and procedures related to other attest services. Fees for our fiscal years ended December 31, 2020 and 2021 also consisted of professional services rendered in connection with our securities offerings.

(3)
Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include consultation on tax matters and assistance regarding federal, state and international tax compliance.

(4)	All Other Fees consist of fees for permitted products and services other than those that meet the criteria above.
Auditor Independence
In our fiscal year ended December 31, 2021, there were no other professional services provided by PwC, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of PwC.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All services provided by PwC for our fiscal years ended December 31, 2020 and 2021 were pre-approved by our audit committee in accordance with this policy.
34	TWITTER, INC. / 2022 Proxy Statement

PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Vote Required
The ratification of the appointment of PwC as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.
TWITTER, INC. / 2022 Proxy Statement	35

PROPOSAL NO. 4 APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY OUR BOARD OF DIRECTORS

Our amended and restated certificate of incorporation divides our board of directors into three classes, designated as Class I, Class II and Class III. One class is elected at each annual meeting of stockholders, to hold office for a term beginning on the date of the election and ending on the date of the third annual meeting of stockholders next succeeding their election.
Despite strong support, the votes cast in favor of the declassification proposal did not meet the requisite voting threshold required to pass at our 2021 annual meeting of stockholders. After careful consideration, and taking into account the input of our stockholders, and the recommendation of our management structure committee and our nominating and corporate governance committee, our board of directors has once again determined that it would be in the best interests of Twitter and our stockholders to declassify our board of directors to allow the stockholders to vote on the election of the entire board of directors each year, rather than on a staggered basis. In recommending that stockholders vote in favor of declassifying our board of directors, both the advantages and disadvantages of a classified board structure were considered. The proposed amendment to our amended and restated certificate of incorporation is set forth in Appendix A to this Proxy Statement. In addition, our board of directors has also conditionally approved, subject to stockholder approval of this proposal, amendments to our amended and restated bylaws, in order to further implement the changes under this proposal.
If this amendment to our amended and restated certificate of incorporation is approved by our stockholders, beginning at the 2023 annual meeting of stockholders, each of the nominees for director in 2023 would stand for election for a one-year term. At the 2024 annual meeting, each of the directors elected at the 2023 annual meeting and each of the nominees for director at the 2024 annual meeting would be elected for one-year terms. At the 2025 annual meeting and at annual meetings after 2025, all of the nominees for director will be elected for a one-year term. This would result in the entire board of directors being elected annually for one-year terms beginning at the 2025 annual meeting of stockholders. Other directors who currently have multiple-year terms will continue to serve those terms until they expire. Vacancies which may occur during the year may be filled by vote of a majority of the remaining members of the board of directors and each director so appointed shall serve for a term which will expire at the next annual meeting of stockholders. Notwithstanding the foregoing, in all cases, each director will hold office until their successor is duly elected and qualified, or until their earlier resignation or removal.
If our stockholders do not approve this proposed amendment to our amended and restated certificate of incorporation, then our board of directors will remain classified.
Vote Required
The approval of the amendment to our amended and restated certificate of incorporation to declassify our board of directors requires the affirmative vote of the holders of at least 80% of the voting power of the outstanding shares of our common stock entitled to vote. Abstentions and broker non-votes will have the effect of a vote against the proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY OUR BOARD OF DIRECTORS.
36	TWITTER, INC. / 2022 Proxy Statement

PROPOSAL NO. 5 STOCKHOLDER PROPOSAL REGARDING A REPORT ON RISKS OF THE USE OF CONCEALMENT CLAUSES

Whistle Stop Capital, 28 Glenville Road, Greenwich, CT 06831, on behalf of Handlery Hotels Inc., has represented that Handlery Hotels Inc. is the beneficial owner of a sufficient amount of Twitter’s common stock for a sufficient duration under Rule 14a-8 of the Exchange Act to submit a proposal for inclusion in our proxy statement and has given notice of its intention to present the proposal below at the Annual Meeting. The proposal and the proponent’s supporting statement appear below.
The board of directors opposes adoption of the proposal and asks stockholders to review our opposition statement, which follows the proponent’s proposal and supporting statement.
Proposal and Supporting Statement by Stockholder Proponent
RESOLVED, Shareholders of Twitter Inc. (“Twitter”) ask that the Board of Directors prepare a public report assessing the potential risks to the company associated with its use of concealment clauses in the context of harassment, discrimination and other unlawful acts. The report should be prepared at reasonable cost and omit proprietary and personal information.
SUPPORTING STATEMENT
Concealment clauses are defined as any employment or post-employment agreement, such as arbitration, non-disclosure or non-disparagement agreements, that Twitter asks employees or contractors to sign which would limit their ability to discuss unlawful acts in the workplace, including harassment and discrimination.
Twitter wisely uses concealment clauses in employment agreements to protect corporate information, such as trade secrets. However, harassment and discrimination are not trade secrets, nor are they core to Twitter’s operations or needed for competitive reasons. Yet, Twitter's employment agreements may prohibit their workers from speaking openly on these topics. Given this, investors cannot be confident in their knowledge of Twitter's workplace culture.
A healthy workplace culture is linked to strong returns. McKinsey found that companies in the top quartile for workplace culture post a return to shareholders 60 percent higher than median companies and 200 percent higher than organizations in the bottom quartile.1 A study by the Wall Street Journal found that over a five-year period, the 20 most diverse companies in the S&P 500 had an average annual stock return almost six percentage points higher than the 20 least diverse companies.2
In contrast, a workplace that tolerates harassment invites legal, brand, financial and human capital risk. Companies may experience reduced morale, lost productivity, absenteeism and challenges in attracting and retaining talent.3 Employees who engage in harmful behavior may also be shielded from accountability.
Pinterest paid $22.5 million to settle a gender discrimination lawsuit brought by a former executive after years of binding employees who settled discrimination claims to concealment agreements. Shareholders ultimately sued Pinterest executives alleging a breach of fiduciary duty by “perpetrating or knowingly ignoring the long-standing and systemic culture of discrimination and retaliation.”4 Similarly, in 2020, Alphabet agreed to limit confidentiality restrictions associated with harassment and discrimination cases as part of a $300 million settlement of shareholder lawsuits alleging the company created a toxic work environment.5 This year, Meta paid $14.25 million to settle discriminatory hiring claims6 and Tesla paid $137 million in damages to an employee for racial discrimination.7 Investors seek assurance that missteps are not occurring at Twitter, hidden from view because of concealment clauses.
California law prohibits concealment clauses in employment agreements involving recognized forms of discrimination and unlawful activity.8 Twitter works under a patchwork of state laws related to the use of concealment clauses and may benefit from consistent practices across all employees and contractors.
1	https://www.mckinsey.com/business-functions/organization/our-insights/the-organization-blog/culture-4-keysto-why-it-matters
2	https://www.wsj.com/articles/the-business-case-for-more-diversity-11572091200
3	https://conference.iza.org/conference_files/LaborMarkets_2021/sockin_j28322.pdf
4	https://www.institutionalinvestor.com/article/b1phvnsfffr2bp/Retirement-System-Sues-Pinterest-Board-and-Execs-Over-Discrimination
5	https://www.nytimes.com/2020/09/25/technology/google-sexual-harassment-lawsuit-settlement.html
6	https://www.reuters.com/legal/litigation/Meta-pay-up-1425-mln-settle-us-employment-discrimination-claims-2021-10-19/
7	https://www.bloomberg.com/news/articles/2021-10-04/tesla-ordered-to-pay-137-million-for-harboringworkplace-racism
8	https://www.marketwatch.com/story/silenced-no-more-act-becomes-law-in-california-crippling-ndas-11633705395
TWITTER, INC. / 2022 Proxy Statement	37

PROPOSAL NO. 5 STOCKHOLDER PROPOSAL REGARDING A REPORT ON RISKS OF THE USE OF CONCEALMENT CLAUSES

The Company’s Statement of Opposition
Twitter is committed to creating and maintaining a positive and inclusive workplace. We maintain clear policies supporting employees’ rights. Our Code of Business Conduct and Ethics (Code of Conduct) is the foundation for compliance training and awareness programs. As part of employee onboarding, all new employees receive our Code of Conduct, complete mandatory training, and certify they understand and will comply with our Code of Conduct.
We undertake a periodic review of our various employment agreements and adapt them to comply with local laws in each of the countries in which we have employees. We believe the existing agreements sufficiently capture the principle behind the shareholder proposal.
Our Employee Invention Assignment and Confidentiality Agreement (EIACA) is an agreement that all employees are required to sign at time of hire; we create a local version to comply with local law for each country. Although our EIACA requires employees to maintain confidentiality of Company confidential and proprietary information, it includes an exception for the types of disclosures requested by the shareholder proposal, and does not limit discussion of terms, wages, and other conditions of employment as protected by applicable law.
Employees have multiple resources and avenues to raise concerns and are encouraged to do so. Our Code of Conduct encourages employees to speak up and raise concerns if they observe any concerning behavior that may represent a violation of the law, Twitter policy or our Code and provides several options to employees for raising those issues internally. Additionally, for concerns that are sensitive or employees feel are not being adequately addressed, our Twitter Ethics Helpline is available 24 hours a day, 7 days a week and allows the ability to remain anonymous to the extent allowed by local law.
For the above reasons, our board of directors believes that this proposal is unnecessary and not in the best interests of Twitter or our stockholders, and recommends that you vote “AGAINST” this proposal.
Vote Required
The approval of this Proposal No. 5 requires the affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL NO. 5
38	TWITTER, INC. / 2022 Proxy Statement

PROPOSAL NO. 6 STOCKHOLDER PROPOSAL REGARDING A DIRECTOR CANDIDATE WITH HUMAN AND/OR CIVIL RIGHTS EXPERTISE

Arjuna Capital, 1 Elm Street, Manchester, MA 01944, has given notice of its intention to present the proposal below at the Annual Meeting and has represented that, as of January 4, 2021, it had continuously held shares of our common stock with a value of at least $2,000 for at least one year, has continuously maintained a minimum investment of least $2,000 from such date through the date of its proposal, and intends to continue to hold at least $2,000 of such securities through the date of the Annual Meeting. The proposal and the proponent’s supporting statement appear below.
The board of directors opposes adoption of the proposal and asks stockholders to review our opposition statement, which follows the proponent’s proposal and supporting statement.
Proposal and Supporting Statement by Stockholder Proponent
WHEREAS, Shareholders believe Twitter requires expert, board level oversight of civil and human rights issues to assess risk and develop strategy to avoid causing or contributing to widespread violations of human or civil rights, such as voter suppression, disinformation and hate campaigns, or violence.
Twitter reports “…if we are not able to address user concerns regarding the safety and security of our products and services or if we are unable to successfully prevent or mitigate…abusive…behavior on our platform, the size of our engaged user base may decline.”
Civil rights advocates have criticized Twitter for ineffectively addressing racism, sexism, and hate speech. Henry Fernandez, Center for American Progress, says, “The muted efforts of giant social media companies to address racial violence and hate crimes perpetrated via their platforms have had terrible consequences,” noting “white nationalist rhetoric being fueled on social media leading to real-world violence including mass killings in El Paso, Texas; Gilroy, California; and, Christchurch, New Zealand.” The January 2021 insurrection was also largely a result of violent rhetoric, misinformation, and organizing on Twitter.
Last year, Lauren Underwood, Subcommittee on Cybersecurity, Infrastructure Protection, and Innovation called out Twitter’s use by organizations attempting to silence Black voters, requesting disclosure of “measures put in place to counter voter suppression, interference, and disinformation targeting Black voters.” A Senate report on Russia’s election interference using social media platforms concluded, “No single group of Americans was targeted by information operatives more than African-Americans.”
Ranking Digital Rights reports: “Facebook, Google (Youtube), and Twitter lack oversight and risk assessment mechanisms that could help them identify and mitigate the ways that their platforms can be used by malicious actors to organize and incite violence or manipulate public opinion.” Amnesty International’s 2021 Twitter Scorecard states, “For many women and nonbinary persons, Twitter is a platform where violence and abuse against them flourishes, often with little accountability.” Amnesty found 23 percent of women experienced abuse or harassment at least once on Twitter. While Twitter claims to have enhanced safety and privacy measures, 82 percent of women believe Twitter remains the “same” or “worse” at addressing hateful and abusive content.
As fiduciaries, our Board is responsible for stewardship of business performance and must effectively manage risk factors like violations of human and civil rights. Strategic Management Journal reports “misalignment between the board’s expertise and the firm’s future risks has negative implications for firm performance.” Amidst civil and human rights controversies, Twitter’s stock price has risen approximately 10 percent since its IPO, compared to a 167 percent rise of the S&P 500.
RESOLVED, Shareholders request that Twitter’s Nominating and Corporate Governance Committee nominate for the next Board election at least one candidate who: (a) has high level of human and/or civil rights experience and is widely recognized as such as determined by the Board, and (b) will qualify as an independent director within the standards of the New York Stock Exchange.
The Company’s Statement of Opposition
Our board of directors takes tremendous care in ensuring the skills and experiences represented on our Board align with the needs of the business. As described above in the section titled “Board of Directors and Corporate Governance—Considerations in Evaluating Director Nominees,” our Corporate Governance Guidelines require our nominating and corporate governance committee to consider a broad range of backgrounds, experiences and diversity (in all aspects of that word), including differences in professional background, education, skill, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our board of directors. Given our policies and ongoing efforts to ensure that the composition of the Board appropriately reflects the needs of our business, we do not believe it is in stockholders best interests to specifically add a Board member that only represents a specific and narrow role on our Board.
We have a Human Rights team at Twitter who think through and work on human rights issues for the company every day, and we have established a Civil Rights Task Force. We also look to outside experts—safety advocates, academics and researchers, public comment periods, expert organizations, and community groups—to help us evaluate our products, policies, and programs. Much of this work happens through the Twitter Trust and Safety Council, its issue-specific advisory groups, and special ad-hoc groups that
TWITTER, INC. / 2022 Proxy Statement	39

PROPOSAL NO. 6 STOCKHOLDER PROPOSAL REGARDING A DIRECTOR CANDIDATE WITH HUMAN AND/OR CIVIL RIGHTS EXPERTISE

convene on certain topics. Those topics include Online Safety and Harassment, Human and Digital Rights, Child Sexual Exploitation, Suicide Prevention and Mental Health, and Dehumanization. Additionally, we regularly partner with organizations around the world that provide operational and educational support, tools, and resources to keep people on Twitter safe.
Whether it’s child protection or countering violent extremism online, we increasingly work with our peers to advance our efforts to protect the public conversation. From the Global Internet Forum to Counter Terrorism to the Santa Clara Principles, the Technology Coalition, the Christchurch Call and the Digital Trust and Safety Partnership, these cross-functional spaces allow collaboration, provide best practice advice, and ensure we are providing feedback to growing companies on how they can build their efforts to keep people safe. In 2021 we published our first Global Impact Report that addresses a number of the proponent’s concerns and describes the steps that have been taken to address violations of human and/or civil rights. We believe the details outlined in our Global Impact Report demonstrate the continuing success of our health and safety measures and our commitment to improving them even further.
Promoting healthy conversation is built into every facet of Twitter’s culture, including our product and policy implementation and design. From our work to prevent dehumanizing speech, to the ways in which we leverage tech to tackle abuse, and our work with industry peers to counter terrorism, the impact we have made in these areas continues to grow and evolve as the public conversation around us does too. Using a combination of product, technology, and human review, we are scaling our efforts and the level of sophistication at the Tweet and account level to be able to take more and more proactive action to reduce the burden on our customers.
Security and privacy are also critical components of our risk management, with our Risk and Audit Committees having responsibility for oversight of risks related to these areas. Our management team regularly engages with our full board of directors and our Risk Committee regarding our security and privacy programs and their related priorities and controls. We believe we have sufficient board level oversight to assess risk and develop strategies to avoid causing or contributing to widespread violations of human or civil rights.
For the above reasons, our board of directors believes that this proposal is not in the best interests of Twitter or our stockholders, and recommends that you vote “AGAINST” this proposal.
Vote Required
The approval of this Proposal No. 6 requires the affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL NO. 6
40	TWITTER, INC. / 2022 Proxy Statement

PROPOSAL NO. 7 STOCKHOLDER PROPOSAL REGARDING AN AUDIT ANALYZING THE COMPANY’S IMPACTS ON CIVIL RIGHTS AND NON-DISCRIMINATION

National Center for Public Policy Research, 20 F Street, NW Suite 700, Washington, DC 20001, has given notice of its intention to present the proposal below at the Annual Meeting and has represented that it has been the beneficial owner of at least $2,000 in market value of Twitter’s common stock for at least three years and intends to continue to hold at least $2,000 of such securities through the date of the Annual Meeting. The proposal and the proponent’s supporting statement appear below.
The board of directors opposes adoption of the proposal and asks stockholders to review our opposition statement, which follows the proponent’s proposal and supporting statement.
Proposal and Supporting Statement by Stockholder Proponent
RESOLVED, Shareholders of Twitter, Inc. (“the Company”) request that the Board of Directors commission an audit analyzing the Company's impacts on civil rights and non-discrimination, and the impacts of those issues on the Company's business. The audit may, in the Board's discretion, be conducted by an independent and unbiased third party with input from civil rights organizations, public-interest litigation groups, employees and other stakeholders - of a wide spectrum of viewpoints and perspectives. A report on the audit, prepared at reasonable cost and omitting confidential or proprietary information, should be publicly disclosed on the Company's website.
SUPPORTING STATEMENT
Tremendous public attention has focused recently on workplace and employment practices. All agree that employee success should be fostered and that no employees should face discrimination, but there is much disagreement about what non discrimination means.
Concern stretches across the ideological spectrum. Some have pressured companies to adopt “anti-racism” programs that seek to establish “racial/social equity,” which appears to mean the distribution of pay and authority on the basis of race, sex, orientation and ethnic categories rather than by merit.1 Where adopted, however, such programs raise significant objection, including concern that, e.g., “anti-racist” programs are themselves deeply racist and otherwise discriminatory.2
Many companies have been found to be sponsoring and promoting overtly and implicitly discriminatory programs, including Bank of America, American Express, Verizon, Pfizer and CVS.3 New Twitter policies and CEO comments raise similar concerns.4
This disagreement and controversy create massive reputational, legal and financial risk. If the Company is, in the name of equity, diversity and inclusion, committing illegal or unconscionable discrimination against employees deemed “non-diverse,” then the Company will suffer in myriad ways - all of them both unforgivable and avoidable.
In developing the audit and report, the Company should consult civil-rights and public-interest law groups - but it must not compound error with bias by relying only on left-leaning organizations. Rather, it should consult groups across the spectrum of
1	https://www.sec.gov/Archives/edgar/data/1048911/000120677421002182/fdx3894361 def14a.htm#StockholderProposals88;
https://www.sec.gov/divisions/corpfin/cf-noaction/14a 8/2021/asyousownike051421-14a8-incoming.pdf;
https://www.sec.gov/divisions/corpfin/cf-noaction/14a 8/2021/nyscrfamazon012521-14a8-incoming.pdf
https://www.sec.gov/Archives/edgar/data/1666700/000119312521079533/d108785ddef14a.htm#rom108785 58 2
2	https://www.americanexperiment.org/survey-says-americans-oppose-critical-race-theory/;
https://www.newsweek.com/majority-americans-hold-negative-view-critical-race-theory-amid-controversy 1601337;
https://www.newsweek.com/coca-cola-facing-backlash-says-less-white-learning-plan-was-about workplace-inclusion-1570875;
https://nypost.com/2021/08/11/american-express-tells-its-workers-capitalism-is racist/;
https://www.city-journal.org/verizon-critical-race-theory-training
3	https://www.city-journal.org/bank-of-america-racial-reeducation-program;
https://www.city-journal.org/verizon critical-race-theory-training;
https://nypost.com/2021/08/11/american-express-tells-its-workers-capitalism-is-racist/;
https://www.foxbusiness.com/politics/cys-inclusion-training-critical-race-theory;
https://www.msn.com/en us/money/other/pfizer-sets-race-based-hiring-goals-in-the-name-of-fighting-systemic-racism-gender-equity challenges/ar-AAOISWJ
4	See,e.g.,https://victorygirlsblog.com/twitters-new-safety-rules-endanger-free-speech/;
https://thenationalpulse.com/news/twitters-new-ceo-parag-agrawal-has-disturbing-anti-american-anti-white tweet-history/
TWITTER, INC. / 2022 Proxy Statement	41

PROPOSAL NO. 7 STOCKHOLDER PROPOSAL REGARDING AN AUDIT ANALYZING THE COMPANY’S IMPACTS ON CIVIL RIGHTS AND NON-DISCRIMINATION

viewpoints. This includes right-leaning civil-rights groups representing people of color, such as the Woodson Centers5 and Project 21,6 and groups that defend the rights and liberties of all Americans, not merely the ones that many companies label “diverse.” All Americans have civil rights; to behave otherwise is to invite disaster.
Similarly, when including employees in its audit, the Company must allow employees to speak freely without fear of reprisal or disfavor, and in confidential ways. Too many employers have established company stances that themselves chill contributions from employees who disagree with the company's asserted positions, and then have pretended that the employees who have been empowered by the companies' partisan positioning represent the true and only voice of all employees. This by itself creates a deeply hostile workplace for some groups of employees, and is both immoral and likely illegal.
The Company’s Statement of Opposition
We are fully committed to providing a work environment in which everyone is afforded the dignity and respect that they deserve. We prohibit any form of harassment or discrimination on the basis of race, color, ethnicity, religion, color, sex, (including pregnancy, childbirth, breastfeeding, or related medical conditions), gender (including gender identity, gender expression, or transgender status), sexual orientation, national origin, age, marital status, covered veteran status, disability, and any other basis prohibited by applicable law. We have a global Employee Relations team of experienced workplace investigators that help ensure that our employees are consistently treated in a fair and respectful manner. They champion principles of civility, equity, and accountability across Twitter and provide a neutral forum to raise concerns without fear of retaliation. In 2021, we launched our Ombuds Program, which provides employees with a confidential, neutral, informal and independent resource to talk through work issues, get coached and discover resources with the goal of resolving issues.
We believe the strength of our workforce is critical to our success as we strive to become a more inclusive, diverse, and accessible technology company. Our key human capital management objectives are to attract, retain, and develop the talent we need to deliver on our commitment to serve the public conversation in a safe and responsible way.
We have made significant progress towards our inclusion, diversity, equity, and accessibility objectives through leadership, transparency and accountability. In 2021, we focused on equity across every stage of our employee lifecycle: recruitment and hiring, onboarding, compensation and pay transparency, learning and development, and our work cultivating an inclusive environment across teams and regional geographies with our Business Resource Groups at the center. For example, our public Inclusion, Diversity, Equity and Accessibility annual report highlights the results of our annual pay equity analysis, which showed that employees are paid equitably across Twitter. As we continue to learn, we also evolved our vision to more impactfully integrate accessibility and equity into our work and merged the Inclusion and Diversity (I&D) and Accessibility teams into a new Inclusion, Diversity, Equity, & Accessibility team to reflect this commitment.
Our Respectful Workplace Policy is the equivalent of an equal employment opportunity policy. It prohibits discrimination, harassment, and retaliation on any protected characteristic, which includes gender, disability, age, sex, sexual orientation, race, religion, ancestry, religion, genetic or medical information, marital status, or status as a victim of domestic violence, sexual assault or stalking, in all employment decisions. This includes unequal treatment in hiring, job assignments, benefits/compensation, promotion, and dismissal on the basis of that Protected Characteristic.
For the above reasons, our board of directors believes that this proposal is not in the best interests of Twitter or our stockholders, and recommends that you vote “AGAINST” this proposal.
Vote Required
The approval of this Proposal No. 7 requires the affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL NO. 7
5	https://woodsoncenter.org/
6	ttps://nationalcenter.org/project-21/
42	TWITTER, INC. / 2022 Proxy Statement

PROPOSAL NO. 8 STOCKHOLDER PROPOSAL REGARDING ELECTORAL SPENDING REPORT

The New York State Common Retirement Fund and the Administrative Head of the New York State and Local Retirement System, 110 State Street, Albany, New York 12236, has given notice of its intention to present the proposal below at the Annual Meeting and has represented that it has been the beneficial owner of at least $25,000 in market value of Twitter’s common stock continually for over one year and intends to continue to hold at least $25,000 worth of such securities through the date of the Annual Meeting. The proposal and the proponent’s supporting statement appear below.
The board of directors opposes adoption of the proposal and asks stockholders to review our opposition statement, which follows the proponent’s proposal and supporting statement.
Proposal and Supporting Statement by Stockholder Proponent
RESOLVED, that the shareholders of Twitter, Inc. (“Twitter” or “Company”) hereby request that the Company provide a report, updated semiannually, disclosing the Company's:
1.
Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.

2.	Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:
a.	The identity of the recipient as well as the amount paid to each; and
b.	The title(s) of the person(s) in the Company responsible for decision-making.
The report shall be presented to the board of directors or relevant board committee and posted on the Company's website within 12 months from the date of the annual meeting. This proposal does not encompass lobbying spending.
SUPPORTING STATEMENT
As long-term shareholders of Twitter, we support transparency and accountability in corporate electoral spending. This includes any activity considered intervention in a political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations, and independent expenditures or electioneering communications on behalf of federal, state, or local candidates.
Disclosure is in the best interest of the company and its shareholders. The Supreme Court recognized this in its 2010 Citizens United decision, which said, “[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages.”
Relying on publicly available data does not provide a complete picture of our company's electoral spending. For example, the Company's payments to trade associations or other tax-exempt groups that may be used for election-related activities are undisclosed and unknown. This proposal asks our Company to disclose all of its electoral spending, including payments to trade associations and other tax-exempt organizations, which may be used for electoral purposes. This would bring our Company in line with a growing number of leading companies, including Electronic Arts Inc., Intuit Inc., and PayPal Holdings Inc., which present this information on their websites.
The Company's Board and shareholders need comprehensive disclosure to fully evaluate the use of corporate assets in elections. We urge your support for this critical governance reform.
The Company’s Statement of Opposition
Twitter does not engage in political campaign giving of any kind and closed its PAC in 2020. We have even taken the additional step of not allowing political advertising on our platform as announced in 2019. Our global public policy work is focused on protecting and defending a free and open internet. To read more about our Global Public Policy work, visit twitter.com/policy.
Given Twitter’s policies and public stances to not engage in political campaigning, the cost associated with additional reporting beyond what is already produced would be an unnecessary expenditure and any cost would far exceed any perceived advantage. In addition, preparing a report would necessarily divert important resources from alternate endeavors that the board and management deem to be in the best interests of Twitter and its stockholders.
For the above reasons, our board of directors believes that this proposal is not in the best interests of Twitter or our stockholders, and recommends that you vote “AGAINST” this proposal.
TWITTER, INC. / 2022 Proxy Statement	43

PROPOSAL NO. 8 STOCKHOLDER PROPOSAL REGARDING ELECTORAL SPENDING REPORT

Vote Required
The approval of this Proposal No. 8 requires the affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL NO. 8
44	TWITTER, INC. / 2022 Proxy Statement

PROPOSAL NO. 9 STOCKHOLDER PROPOSAL REGARDING A REPORT ON LOBBYING ACTIVITIES AND EXPENDITURES

The National Legal and Policy Center, 107 Park Washington Court, Falls Church, Virginia 22046, has given notice of its intention to present the proposal below at the Annual Meeting and has represented that it has been the beneficial owner of at least $2,000 in market value of Twitter’s common stock continually for over one year and intends to continue to hold at least $2,000 worth of such securities through the date of the Annual Meeting. The proposal and the proponent’s supporting statement appear below.
The board of directors opposes adoption of the proposal and asks stockholders to review our opposition statement, which follows the proponent’s proposal and supporting statement.
Proposal and Supporting Statement by Stockholder Proponent
RESOLVED, that the shareholders of Twitter, Inc. (“Twitter” or “Company”) provide a full, detailed disclosure of our company's direct and indirect lobbying activities and expenditures to assess whether our lobbying is consistent with Company's expressed goals and in shareholders' best interests. Shareholders request the Board prepare a report, updated annually, disclosing:
1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications
2.	Payments by Company used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient
3.	Description of the decision-making process and oversight by management and the Board or making payments described in section 2 above.
For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation; (b) reflects a view on the legislation or regulation; and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation.
“Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Company is a member.
Both “direct and indirect lobbying” and “grassroots lobbying communications” include lobbying at the local, state and federal levels.
The report shall be presented to the Audit Committee or other relevant oversight committees of the Board and full details posted on the company's website.
SUPPORTING STATEMENT
As shareholders we encourage transparency and accountability regarding staff time and corporate funds to influence legislation and regulation, both directly and indirectly.
Company's lobbying expenditures may not include grassroots lobbying to directly influence legislation by mobilizing public support or opposition, nor lobbying expenditures in states that do not require disclosure.
Absent a system of transparency and accountability for lobbying expenditures, Company executives may use Company assets for objectives that are not shared by and may be inimical to the interests of the Company and its shareholders.
Current disclosure is insufficient to allow the Company's Board, its shareholders, and its current and prospective customers to fully evaluate its lobbying priorities.
There is currently no single source providing shareholders the information sought by this resolution.
The Company’s Statement of Opposition
Our US lobbying activities are disclosed quarterly and can be found on our website at https://about.twitter.com/en/resources/
lobbying-disclosures and on the Lobbying Disclosure Act (LDA) database maintained by the federal government. All of our registered lobbyists file personal candidate contribution reports twice a year. Further, Twitter does not engage in political campaign giving of any kind as we closed our PAC in 2020. In 2019, we took the additional step of not allowing political advertising on our platform.
Twitter participates in trade associations because we value their industry expertise. We do not participate in trade associations to advance any political purposes; however, because trade associations are independent organizations with many members that likely have divergent views and interests, trade associations may take positions and address public policy issues in a collective industry manner. Our membership in any trade association does not necessarily represent our agreement with the positions, views or objectives of the trade associations or of other members. In addition, Twitter does not contribute to any PACs controlled by trade associations.
TWITTER, INC. / 2022 Proxy Statement	45

PROPOSAL NO. 9 STOCKHOLDER PROPOSAL REGARDING A REPORT ON LOBBYING ACTIVITIES AND EXPENDITURES

Given Twitter’s policies and public stances to not engage in political campaigning, the cost associated with additional reporting beyond what is already produced would be an unnecessary expenditure and any cost would far exceed any perceived advantage. In addition, preparing a report would necessarily divert important resources from alternate endeavors that the board and management deem to be in the best interests of Twitter and its stockholders.
For the above reasons, our board of directors believes that this proposal is not in the best interests of Twitter or our stockholders, and recommends that you vote “AGAINST” this proposal.
Vote Required
The approval of this Proposal No. 9 requires the affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL NO. 9
46	TWITTER, INC. / 2022 Proxy Statement

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the board of directors comprised solely of independent directors as required by the listing standards of the NYSE and rules and regulations of the SEC. The audit committee operates under a written charter approved by Twitter’s board of directors, which is available on Twitter’s website at https://investor.twitterinc.com. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.
With respect to Twitter’s financial reporting process, Twitter’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing Twitter’s consolidated financial statements. Twitter’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for performing an independent audit of Twitter’s consolidated financial statements and of Twitter’s internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare Twitter’s financial statements. Those are fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:
•	reviewed and discussed the audited financial statements with management and PwC;
•	discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
•
received the written disclosures and the letters from PwC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with PwC its independence.

Based on the audit committee’s review and discussions with management and PwC, the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Securities and Exchange Commission (“SEC”).
Respectfully submitted by the members of the audit committee of the board of directors:
Patrick Pichette (Chair)
Mimi Alemayehou
Martha Lane Fox
This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
TWITTER, INC. / 2022 Proxy Statement	47

EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of March 31, 2022. Our executive officers are appointed by, and serve at the discretion of, our board of directors. There are no family relationships among any of our directors or executive officers.
NAME	AGE	POSITION
Parag Agrawal	37	Chief Executive Officer
Ned Segal	47	Chief Financial Officer
Vijaya Gadde	47	Chief Legal Officer and Secretary
Sarah Personette	43	Chief Customer Officer
For Mr. Agrawal’s biography, see the section titled “Board of Directors and Corporate Governance – Continuing Directors”.
Ned Segal has served as our Chief Financial Officer since August 2017. From January 2015 to August 2017, Mr. Segal served as Senior Vice President of Finance of Intuit Inc. From April 2013 to January 2015, Mr. Segal served as Chief Financial Officer of RPX Corporation. From 1996 to April 2013, Mr. Segal held various positions at Goldman Sachs & Co. Mr. Segal currently serves as a director of Beyond Meat, Inc., a Board Member of Tipping Point Community and a Trustee of Town School for Boys. Mr. Segal holds a B.S. in Spanish from Georgetown University.
Vijaya Gadde has served as our Chief Legal Officer since February 2018 and as Secretary since August 2013. Previously, Ms. Gadde served as our General Counsel from August 2013 to February 2018, as our Head of Communications from July 2015 to August 2016 and as our Director, Legal from July 2011 to August 2013. Ms. Gadde is also a member of the Board of Trustees of New York University School of Law, the Board of Directors of Guardant Health, the Board of Directors of Planet Labs PBC and the Board of Directors of Mercy Corps. From October 2010 to July 2011, Ms. Gadde served as Senior Director and Associate General Counsel, Corporate, at Juniper Networks, Inc. From October 2000 to April 2010, Ms. Gadde was an attorney at Wilson Sonsini Goodrich & Rosati, P.C. Ms. Gadde holds a B.S. in Industrial and Labor Relations from Cornell University and a J.D. from New York University School of Law.
Sarah Personette has served as our Chief Customer Officer since August 2021, leading our customer-facing operations and overseeing global advertising sales, global content partnerships, revenue operations, and emerging businesses. From October 2018 to August 2021, Ms. Personette served as our VP of Twitter Global Client Solutions and led partnerships with top marketers and agencies worldwide. From January 2018 to September 2018, Ms. Personette was Chief Operating Officer at Refinery29, Inc. From October 2014 to December 2017, Ms. Personette was Vice President, Global Business Marketing at Facebook, Inc. Prior to serving in this role at Facebook, Ms. Personette held various other leadership roles with Facebook, Universal McCann Worldwide, Inc. and Starcom Mediavest Group, Inc. Ms. Personette serves on the boards of directors of All In Together, the Mobile Marketing Association (MMA) and the Northwestern Alumni Association. Ms. Personette also served as a director for Build-A-Bear Workshop, Inc. from February 2016 until August 2021. Ms. Personette holds a B.A. in Political Science and International Relations from Northwestern University.
48	TWITTER, INC. / 2022 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) provides information regarding our executive compensation programs during fiscal year 2021 that ended December 31, 2021 for the following named executive officers (“NEOs”):
•	Parag Agrawal, Chief Executive Officer (“CEO”)
•	Ned Segal, Chief Financial Officer (“CFO”)
•	Vijaya Gadde, Chief Legal Officer and Secretary
•	Sarah Personette, Chief Customer Officer
•	Jack Dorsey, Former Chief Executive Officer (“Former CEO”)(1)
•	Michael Montano, Former Engineering Lead(2)
(1)	Mr. Dorsey served as our Chief Executive Officer until November 2021.
(2)	Mr. Montano served as our Engineering Lead until December 2021.
BUSINESS OVERVIEW
Twitter is what’s happening in the world and what people are talking about right now.
Our primary product, Twitter, is a global platform for public self-expression and conversation in real time. We have democratized content creation and distribution so people can consume, create, distribute and discover content about the topics and events they care about most. Through Topics, Interests, and Trends, we help people discover what’s happening through text, images, on demand and live video and audio from people, content partners, media organizations, advertisers and others. Media outlets, websites, and other partners extend the reach of Twitter content by distributing Tweets beyond our app and website.
In 2021, we continued our work to serve the public conversation by helping people find trusted sources of information and by better organizing and surfacing the many topics and interests that bring people to Twitter, with a focus on personalization and selection. We launched products to continue helping people stay informed and discuss what matters to them such as Twitter Spaces, a new way to have live audio conversations on Twitter, and Communities, a new way to easily find and connect with people who have similar interests. We also worked to help people and businesses get paid on Twitter by introducing Ticketed Spaces, Super Follows, and Tips, which gives people the ability to pay creators using a variety of payment methods to send currency or Bitcoin to creators. We also introduced Twitter Blue, Twitter’s first-ever consumer subscription offering. Twitter Blue allows our most passionate and engaged accounts to pay for exclusive features and perks that enhance and complement their existing Twitter experience.
We are making it easier to follow and participate in healthier conversations by rolling out new conversation settings globally, and giving people everywhere more control over the conversations they start on Twitter. We have furthered our efforts to improve the health of the platform, as we work to make sure that people and advertisers feel safe being a part of the conversation and can find credible information on our service. Major areas of focus within health include reducing abuse, providing more context around misinformation, and protecting the integrity of civic-related conversations.
In addition, we have made significant progress on our brand and direct response offerings with updated ad formats, improved targeting, and better measurement. We have also continued to refine our Mobile Application Promotion (MAP) and Website Traffic offerings.
On January 1, 2022, we closed the sale of our MoPub business to AppLovin Corporation. The sale of MoPub enables us to concentrate more of our efforts on the significant opportunity for performance-based advertising, small and medium-sized business offerings (SMB), and commerce initiatives on Twitter.
CEO TRANSITION
On November 29, 2021, Jack Dorsey stepped down from his role as Twitter’s CEO. Mr. Dorsey will remain a member of our board of directors until his term expires at the Annual Meeting. Our board of directors unanimously appointed Parag Agrawal, our then CTO, as Twitter’s new CEO and a member of our board of directors as of November 29, 2021. Mr. Agrawal has been with Twitter since 2011 and served as our Chief Technology Officer since 2017.
TWITTER, INC. / 2022 Proxy Statement	49

EXECUTIVE COMPENSATION

2021 EXECUTIVE COMPENSATION HIGHLIGHTS
Our executive compensation programs are designed to tie award outcomes to the achievement of financial and performance outcomes, as well as returns to our stockholders. Our fiscal year 2021 compensation programs reflect this approach.
Element	Description
Focus on Performance-Based Pay	In 2021, we continued to utilize annual and long-term incentives to reward achievement of rigorous short- and long-term performance objectives.
2021 Annual Executive Incentive Compensation Plan (“Annual Incentive Plan”)
In 2021, our compensation committee approved an annual cash incentive plan that continued to emphasize profitable growth. The compensation committee approved annual goals focused on revenue, profitability, and monetizable daily active usage (“mDAU”) as financial measures in the program. The Annual Incentive Plan also has non-financial measures including inclusion and diversity and individual performance that we view as important components of the program. The compensation committee also remained committed to rewarding our NEOs under the Annual Incentive Plan only when established threshold levels of performance requirements are met.

2021 Annual Incentive Plan Payouts Tie to Performance
In 2021, our business achievements met levels required for cash bonuses under our Annual Incentive Plan to be paid at target. Based on the results of our top-line (revenue and mDAU) and profitability (adjusted EBITDA) expectations set by our compensation committee at the beginning of 2021, we funded an award at 100% of target under the Annual Incentive Plan. For more discussion of executive Annual Incentive Plan awards, see the section titled “Annual Incentive Plan” below.

Performance-Based RSU (“PRSU”) Results Tie to Performance
The one-year performance period for the PRSUs that vest based on “Revenue” and “Operating Income” (the “Financial PRSUs”) that were granted in 2021 ended at the end of fiscal year 2021, and based on actual results, 102% of the target number of these PRSUs were earned, subject to additional time-based vesting over a period of approximately three years from the grant date.

The three-year performance periods for the PRSUs that vest based on the relative total shareholder return (the “Relative TSR PRSUs”) that were granted in 2020 and 2021 cover the fiscal years 2020-2022 and 2021-2023, respectively, and therefore remain in ongoing performance cycles.

Granted Special Performance-Based Value Creation Awards (“VCA”)
To further focus key executives including the NEOs (other than our Former CEO) on our stock price performance and sustained growth, and to enhance key executive retention, we granted VCAs to certain NEOs in July 2021. The VCAs, which are divided into three tranches, are only earned upon achievement of sustained and rigorous stock price targets within established performance periods ending December 31 of 2023, 2024 and 2025. Any earned VCAs also have an additional time-based vesting requirement.

50	TWITTER, INC. / 2022 Proxy Statement

EXECUTIVE COMPENSATION

Element	Description
Continued Emphasis on Pay-for-Performance
Approximately 94-97% of the target total direct compensation opportunities for our CEO and other NEOs as a group in fiscal year 2021 were comprised of at-risk compensation (cash incentive bonus and equity awards at target). We believe having a significant amount of compensation at-risk motivates our executives and aligns the interests of our NEOs with those of our stockholders.

Commitment to Inclusion and Diversity
We strive to become a more inclusive and diverse technology company. Our path starts with having a workforce that looks like the amazing people of all backgrounds and abilities around the world who use our service every day. We feel strongly about this commitment and that is the reason we have included inclusion and diversity as a formal Annual Incentive Plan measure for all NEOs.

We believe awarding a significant portion of pay in the form of compensation directly linked to our stock price motivates our executive team to focus on growing our business over the long term and aligns our executives’ interests with those of our stockholders. Our pay-for-performance philosophy is reflected in the following chart depicting the composition of our current CEO’s 2021 target total direct compensation (which, to provide context in how Mr. Agrawal’s annual pay package is designed, includes the award of RSUs with a $12.5 million target face value that was granted to him in December 2021 and the award of PRSUs with a $12.5 million target face value that is expected to be granted to him in March 2022, in each case in connection with his promotion to CEO) and the 2021 target total direct compensation for our other NEOs (excluding the Former CEO and current CEO) on average as a group

* In these charts, we define Performance Based as compensation considered “at risk” subject to company and/or stock market performance (i.e., the 2021 Financial PRSUs, 2021 Relative TSR PRSUs, annual RSUs, and the cash Annual Incentive Plan). We excluded the 2021 VCA PRSUs from these charts as we considered those to be special one-time awards (inclusion of the awards, however, would further strengthen the performance-based element as those would be considered “at-risk”).
RESPONSE TO STOCKHOLDER ENGAGEMENT AND 2021 SAY-ON-PAY VOTE
At our 2021 annual meeting, approximately 96% of the votes cast approved, on an advisory basis, our NEOs compensation for fiscal year 2020. We believe that the results of this Say-on-Pay vote affirm our stockholders’ support of our approach to executive compensation.
We value the feedback of our stockholders. Following our 2021 annual meeting of stockholders, we continued to engage our institutional stockholders to better understand their perspectives on our executive compensation practices and related governance topics. In 2021, our management team reached out to our top institutional investors collectively holding approximately 49% of our shares outstanding and met with institutional investors holding approximately 36% of our shares outstanding for feedback on certain elements of our compensation program. The Twitter participants in these meetings included members of our compensation, legal, operations, and investor relations teams, as well as our Audit Committee Chair in several meetings. This effort supplemented ongoing communications between our management and stockholders regarding our financial performance and expanded upon the outreach to stockholders prior to and in connection with our 2022 Annual Meeting. Our objectives were to gain a better understanding of stockholders’ views on our executive compensation practices and policies and related governance topics. Our
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stockholders expressed that our executive compensation practices and programs were reasonable, but to further promote the achievement of our financial and strategic goals and our inclusion, diversity, equity and accessibility objectives, we made changes to our cash Annual Incentive Plan to further reduce subjectivity and implemented an ESG measure (holding our NEOs accountable to achieving global diversity metrics). Our compensation committee and board of directors are committed to maintaining a pay-for-performance alignment in our executive compensation programs and will continue to solicit feedback from our stockholders regarding our compensation programs, policies and practices.
COMPENSATION APPROACH IN 2021
We evaluate our executive compensation programs on an annual basis, and our compensation committee considers a number of factors in making decisions about our executive compensation program, including input from the compensation committee’s independent outside consultant, management, and stockholders (including the over 96% support we received from our stockholders in our 2021 stockholder advisory vote on executive compensation). Following this evaluation, our compensation committee made changes to our executive compensation programs in 2021 to further align executive interests with those of our stockholders and further strengthen these programs.
Our compensation committee maintained a compensation program mix comprised of base salary, annual incentive, and equity incentive awards. In maintaining the pay mix approach, our compensation committee assessed base salary and annual cash incentive plan opportunities together (“Target Cash Compensation”) within the context of market competitiveness. Our compensation committee elected to make no adjustments to our NEOs’ Target Cash Compensation based on an assessment of similar roles in the market and as compared to our compensation peers, except for adjustments to Mr. Agrawal’s Target Cash Compensation in connection with his appointment as CEO and to Ms. Personette’s Target Cash Compensation in connection with her promotion to Chief Customer Officer. At his own recommendation to the compensation committee, Mr. Dorsey, our Former CEO, elected to forego any compensation for 2021 other than an annual base salary of $1.40.
Under our cash Annual Incentive Plan, our compensation committee expanded measures used to focus on profitable growth to include mDAU as a top-line measure in addition to the existing metrics of revenue and Adjusted EBITDA. Additionally, the compensation committee reduced the weight of the individual performance component and added an ESG metric (holding our NEOs accountable to achieving global diversity metrics).
Under our equity program, our compensation committee further emphasized our pay-for-performance culture by using an approximate 50/50 dollar value mix of RSU and PRSU awards at target value for our annual awards. In July 2021 we also granted a special equity award to each of our NEOs (other than Mr. Dorsey) in the form of performance-based VCAs to enhance executive focus on our stock price performance and sustained long-term growth. The VCAs are earned based on achieving our pre-established and rigorous stock price targets within set performance periods (approximately 2.5, 3.5, and 4.5 years in length). Any earned VCAs are subject to further time-based vesting.
COMPENSATION PHILOSOPHY AND GOALS
To execute on our strategy, we must attract and retain cutting edge leaders who are agile, can quickly innovate on our business strategy and constantly enhance our product offerings. Our executive compensation program is designed to help us realize these objectives.
Specifically, the goals of our executive compensation program are to:
•	recruit, incentivize, and retain talented individuals who can develop, implement and deliver on long-term value creation strategies;
•	promote a healthy approach to risk by reinforcing our values, which serve to motivate our executives to deliver the highest level of company, team, and individual performance;
•	provide meaningful long-term incentives to align the interests of our executive officers with those of our stockholders; and
•	provide competitive compensation packages that are fair relative to peers and aligned to the market.
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Compensation-Setting Process and Peer Group
We have been undergoing a period of rapid growth, development and change in a highly competitive business and technological environment that dictates that we consider a number of factors in determining individual compensation arrangements with executives at the time we hire them, including:
•	our need to fill a particular position;
•	our financial position and growth direction;
•	the individual’s expertise and experience; and
•	the competitive nature in hiring for the position.
Role of the Compensation Committee. Our compensation committee is composed entirely of independent directors and is responsible for overseeing our executive compensation program. Our compensation committee approves compensation arrangements for our executive officers and makes recommendations to the full board of directors regarding our CEO’s compensation. In determining compensation for our executive officers, our compensation committee considers numerous factors, including:
•	recommendations of our CEO and other management (except for the CEO position);
•	the individual achievement of each executive officer;
•	competitive compensation market data (as described below);
•	the experience and contributions of our executive officers to our key business objectives;
•	internal pay equity based on the impact on our business and performance; and
•	existing equity holdings including unvested equity for each executive officer.
There is no predetermined formula or weighting of these factors. Instead, our compensation committee considers all of this information in light of our business objectives. Our compensation committee operates under a written charter adopted and approved by our board of directors. The charter is available on our website at https://investor.twitterinc.com.
Role of Management. Our CEO, together with senior human resources management, reviews our executive compensation practices relative to our compensation peers (described below), other competitors for talent, and market benchmark data. At the compensation committee’s request, our CEO makes recommendations for the executive officer target compensation (other than himself). Our compensation committee believes that the CEO’s input for the compensation opportunities is critical and highly valuable because of his daily involvement with the other members of our executive team and our business. No executive officer participates directly in the final deliberations or determinations regarding their own compensation. Our senior management team also provides input on initial compensation packages for our newly hired executives.
Role of the Compensation Consultant. Our compensation committee has the authority to engage its own advisors to assist in carrying out its responsibilities. In 2021, our compensation committee engaged with Compensia on matters relating to our compensation peer group selection as well as to provide support and specific analyses with regard to compensation data and the formulation of recommendations for executive compensation. Based on the consideration of the factors specified in the rules of the SEC and the listing standards of the NYSE, and a review of these factors for 2021, the compensation committee determined that its relationship with Compensia and the independent work of Compensia on behalf of the compensation committee does not raise any conflict of interest. The compensation committee reviews the compensation consultant’s independence annually.
Use of Comparative Market Data. Each year our compensation committee reviews, with assistance from Compensia and input from management, the current compensation peer group and selection criteria used for determining the peer group. In determining which companies should be in the peer group, our compensation committee considered companies that met some or all of the following criteria: (i) software and internet services (primary) and broad technology and media (secondary) companies located in the United States; (ii) revenues between 0.5x and 2.5x our annual revenue; (iii) a market capitalization of 0.3x to 3.0x our market capitalization; and (iv) a preference for companies with high growth and high market capitalization to revenue multiples.
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Based on the compensation peer criteria and input from management and Compensia, in May 2020 and May 2021 respectively, the compensation committee reviewed and approved the following 17 companies used to inform compensation practices and determine if any changes were appropriate for use for fiscal 2021 pay decisions and the following 18 companies used to inform compensation practices and determine if any changes were appropriate for use for fiscal 2022 pay decisions (including used for late 2021 new CEO pay decisions):
Peer Company	2021 Peer Group[1] # of Companies: 17	2022 Peer Group[2] # of Companies: 18
Autodesk, Inc.	X	X
Citrix Systems	X	X
eBay	X	X
Electronic Arts Inc.	X	X
Fortinet	X	X
GoDaddy	X	X
Intuit Inc.	X	X
Match Group, Inc.	X	X
Norton LifeLock, Inc.	X
Palo Alto Networks, Inc.	X	X
Pinterest		X
ServiceNow, Inc.	X	X
Snap Inc.	X	X
Splunk Inc.	X	X
Block, Inc.	X	X
VMWare, Inc.	X	X
Workday, Inc.	X	X
Zillow Group, Inc.	X	X
Zoom Video Communications		X
(1)	Changes to the 2021 peer group included removal of TripAdvisor and Yelp, and the addition of Citrix Systems, Fortinet, and GoDaddy.
(2)	Changes to the 2022 peer group included removal of Norton Lifelock, and the addition of Pinterest and Zoom Video Communications.
When determining 2021 executive officer compensation opportunities, Compensia and management presented information to the compensation committee based on our peer company publicly disclosed compensation programs and levels and technology company published survey data for our peers and for software and internet companies with annual revenues between $1.5 billion and $10.0 billion. Our compensation committee considered this information in assessing our executive compensation levels but did not engage in strict benchmarking to a fixed percentile. Instead, our compensation committee, taking into consideration the factors described above, relied on the business experience of its members and on the recommendations of management to approve compensation packages that were competitive and appropriate for our executive officers.
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Elements of Compensation
The primary elements of our executive compensation program are base salary, an annual cash incentive opportunity, equity incentive awards, and employee benefits. We believe a significant portion of compensation should be performance-based, or “at risk”, reflecting our view that this best aligns our executives’ interests with those of our stockholders and reinforces our “pay-for-performance” philosophy.
PAY COMPONENT	OBJECTIVE	BENEFIT TO STOCKHOLDERS
Base Salary
Provide a measure of stable fixed compensation for performance of day-to-day services

Amount reflects individual’s performance and scope of responsibilities, as well as the competitive market for executive talent
Attracts and retains talented executives with market competitive compensation
Annual Incentive Plan (Cash)	Reward achievement of annual company financial and strategic goals if we achieve pre-established goals; reward achievement of global diversity goals and- individual performance	Attracts, motivates, and retains talented executives, and rewards short-term performance
Equity Compensation
Provides incentive to focus on stockholder value creation

Encourages pay for performance, enhances retention

Portfolio approach with a mix of time-based RSUs and performance-based RSUs vesting over multiple years

Special performance-based VCAs designed to further focus NEOs on sustained long-term company growth - based on achieving rigorous future stock price targets

Attracts, motivates, and retains talented executives, rewards long-term performance, and aligns executive interests with stockholder interests

Focus on long-term financial performance and relative stock price performance versus other companies

Focus on our stock price performance and value creation; enhance executive retention

Benefits and Perquisites	Provide for the health, welfare, and safety of our executives and their families, for protection from unexpected loss, as well as the opportunity to save for retirement	Competitive benefits help us attract and retain talented executives
Base Salary
Our compensation committee reviewed the base salaries of our NEOs, comparing these salaries to the base salary levels at the companies in our peer group as well as considering other factors as discussed in the section “Compensation Setting Process and Peer Group.” Following its review, the compensation committee made no changes to the base salaries of our NEOs in 2021, except for adjustments to Mr. Agrawal’s base salary upon his appointment as our CEO and adjustments to Ms. Personette’s base salary upon her promotion to Chief Customer Officer. The table below reflects the annual base salaries for our NEOs during 2021.
NAME	2021 BASE SALARY RATE ($)
Parag Agrawal(1)	1,000,000
Ned Segal	600,000
Vijaya Gadde	600,000
Sarah Personette(2)	600,000
Jack Dorsey	1.40
Michael Montano	600,000
(1)	Mr. Agrawal’s salary was increased from $600,000 to $1,000,000 as a result of being promoted to CEO.
(2)	Ms. Personette’s salary was increased from $575,000 to $600,000 as a result of being promoted to Chief Customer Officer.
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Annual Incentive Plan
Each of our NEO’s (excluding our Former CEO) has a target annual incentive opportunity expressed as a percentage of base salary, with a maximum opportunity of 200% of their target levels based on company and individual performance, as reflected in the table below.
NAME	2021 MINIMUM INCENTIVE % OF SALARY	2021 TARGET INCENTIVE % OF SALARY	2021 MAXIMUM INCENTIVE % OF SALARY
Parag Agrawal(1)	0%	150%	300%
Ned Segal	0%	75%	150%
Vijaya Gadde	0%	75%	150%
Sarah Personette(2)	0%	85%	170%
Jack Dorsey	—	—	—
Michael Montano	0%	85%	170%
(1)
Mr. Agrawal’s target annual incentive opportunity (as a percentage of his base salary) was increased from 85% to 150% in connection with his appointment as CEO. Mr. Agrawal’s 2021 target annual incentive opportunity was based on the different salary and bonus percentages that applied before and after the start date.

(2)
Represents Ms. Personette’s target and maximum incentive opportunity for Q3 and Q4 of 2021 under the Annual Incentive Plan (as a percentage of her base salary). In Q1 and Q2 of 2021, Ms. Personette participated in a separate incentive compensation plan under which she received commission payments. Upon her promotion to Chief Customer Officer, she ceased to be a participant in such incentive compensation plan.

For 2021, the compensation committee approved an Annual Incentive Plan that is funded based on performance achievement against revenue (40% weighting), mDAU (20% weighting), and Adjusted EBITDA (40% weighting), the result of which is rounded up to the nearest whole percentage. Revenue, mDAU, and Adjusted EBITDA were selected because we believe that growth in these measures is essential to our objective to provide superior long-term total shareholder return, and the use of both top- and bottom-line measures provides for a balanced approach. Each corporate performance measure had a threshold level that must be met for the bonus pool to fund, and each performance measure is independent for the purpose of funding the bonus pool. Financial performance is measured against a predetermined performance and funding schedule that was approved by the compensation committee in the first quarter of 2021, and the actual program funding for 2021 was determined after financial results were certified and approved by the compensation committee after the fiscal year end.
For purposes of our Annual Incentive Plan, the following are definitions of the performance measures:
Performance Measure	Definition
Revenue	Defined as our GAAP revenues, as may be adjusted to exclude the revenue impact for certain acquisitions during the specified performance period.
mDAU
Defined as people, organizations, or other accounts who logged in or were otherwise authenticated and accessed Twitter on any given day through twitter.com, Twitter applications that are able to show ads, or paid Twitter products, including subscriptions.

Adjusted EBITDA (before short-term incentive target)
Defined as net income (loss) adjusted to exclude short-term incentive costs, stock-based compensation expense, depreciation and amortization expense, interest and other expense, net, provision (benefit) for income taxes, restructuring charges, and one-time non-recurring gain, if any, but excluding recorded costs resulting from any business acquired by us (other than acquisitions with a total deal consideration as approved by the board of directors or one of its committees and set forth in a definitive agreement of less than $20 million) during the specified performance period.

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The compensation committee did not exercise any discretion to fund bonus payments higher than the amounts under the plan that was approved at the beginning of 2021. The company’s overall actual 2021 performance against the financial performance measures resulted in Annual Incentive Plan funding of 100% as shown in the following table:
FINANCIAL PERFORMANCE MEASURE	WEIGHTING	PERFORMANCE	PERFORMANCE ($M)	FUNDING (% of TARGET)	ACTUAL 2021 FUNDING (%)
Revenue	40%	Maximum	$5,971	200%	101%
		Target	$4,937	100%
		Threshold	$4,274	50%
		<Threshold	<$4,274	0%
mDAU	20%	Maximum	248M	200%	95%
		Target	218M	100%
		Threshold	203M	50%
		<Threshold	<203M	0%
Adjusted EBITDA (before short-term incentive target)	40%	Maximum	$2,539	200%	101%
		Target	$1,504	100%
		Threshold	$841	50%
		<Threshold	<$841	0%
2021 Actual Plan Funding Based on Weighting					100%
Annual Incentive Plan Funding Allocation
If the Annual Incentive Plan is funded, each NEO’s award is allocated 80% toward the financial/operational performance, 10% based on achievement of global inclusion and diversity objectives, and 10% based on individual performance. The total annual award funding for any NEO cannot exceed 200% of such NEO’s target amount for the year.
Inclusion and Diversity is critical to our mission and success. We believe we are at our best when our workforce looks like the communities in which we operate. In 2021, the company formally included performance measures about the company’s progress towards becoming a more inclusive and diverse technology company by driving accountability of our workforce composition, as measured by the percentage of workforce that is female, our U.S. workforce that is black, and our U.S. workforce that is Latinx. NEO awards are adjusted by 10% based on the achievement of meeting each of the three Inclusion and Diversity measures (each weighted equally for a total of 10%).
The individual portion of the NEO awards are determined based on the assessment of the compensation committee, with input from our CEO, and the NEO’s individual performance based on their overall contributions to the business and can range between 0% and 200% of the individual funded portion of the award. No adjustments were made to the amount funded for each NEO based on corporate performance.
The following graphic illustrates the payout calculation:

(1)	Company Performance Factor is the achievement of the overall Financial Performance Measure.
(2)	The final bonus payout amount is capped at 200% of individual bonus target.
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NAME	2021 BONUS TARGET $(1)	2021 COMPANY PERF. FACTOR % (80% Wtg)	2021 I&D RESULT % (10% Wtg)	2021 INDIVIDUAL RESULT % (10% Wtg)	2021 APPROVED BONUS ($)
Parag Agrawal	$599,507	100%	100%	100%	$599,507
Ned Segal	$450,000	100%	100%	100%	$450,000
Vijaya Gadde	$450,000	100%	100%	100%	$450,000
Sarah Personette(2)	$257,096	100%	100%	100%	$257,096
Jack Dorsey(3)	—	—	—	—	—
Michael Montano(4)	$510,000	—	—	—	—
(1)	Eligible earnings in 2021 pro-rated for changes in salary and/or bonus target percentage, if any, for target bonus calculation.
(2)
Represents Ms. Personette’s bonus for Q3 and Q4 of 2021 under the Annual Incentive Plan. In Q1 and Q2 of 2021, Ms. Personette participated in a separate incentive compensation plan under which she received commission payments.

(3)	Mr. Dorsey declined all compensation other than a base salary of $1.40 and did not participate in the Annual Incentive Plan.
(4)
Mr. Montano’s Annual Incentive Plan bonus was not funded due to his termination (see the section titled “Severance of Former NEO – Engineering Lead – Michael Montano” for additional information regarding his termination).

Equity Compensation
For 2021, most of the total target direct compensation opportunities for our executive officers (other than our Former CEO) were delivered through our annual equity awards (RSU and PRSU awards) and the VCAs.
Historically, when determining the number of shares subject to an equity grant to issue under both new hire and ongoing awards, we assess the value of the awards based on a variety of potential future stock prices to attempt to mitigate the risk of materially over-compensating our executives if our stock price increases significantly. Awards that have been granted to our executive officers have been determined based on our board of directors’ or compensation committee’s business judgment regarding the appropriate level of compensation for the position as compared to those in our compensation peers or those companies that we consider direct competitors for talent, the critical nature of the position and the anticipated potential future impact, and the vested and unvested equity held by the executive.
We continue to review other equity compensation designs that align our compensation practices with our compensation peers and stockholders.
Annual Equity Award Value Mix. We use a portfolio approach when granting equity awards to our executive officers. For 2021, the target dollar value mix of annual equity awards granted to our NEOs other than Mr. Dorsey and Ms. Personette consisted of 50% time-based RSUs, 30% Financial PRSUs, and 20% Relative TSR PRSUs that vest based on total shareholder return (“TSR”) relative to the NASDAQ Internet Index as further outlined below. Ms. Personette’s annual equity award was granted prior to her promotion, and was 100% of time-based RSUs.
ANNUAL 2021 EQUITY AWARDS
FORM OF AWARD	% OF EQUITY AWARD MIX	DESCRIPTION	VESTING
Time-Based RSUs	50% of total award target dollar value	Stock-settled awards subject to time-based vesting conditions Provides long-term stability and retention of the executive team and aligns the interests of our NEOs with stockholders	Vests over four years at a rate of 6.25% per quarter
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ANNUAL 2021 EQUITY AWARDS
FORM OF AWARD	% OF EQUITY AWARD MIX	DESCRIPTION	VESTING
Performance-Based RSUs	50% of total award target dollar value Comprised of: • 30% Financial PRSUs • 20% Relative TSR PRSUs	Stock-settled awards subject to both performance-based and time-based vesting conditions Significant benefits for overachievement and significant consequences for underachievement
Earned Financial PRSUs vest one-third per year over three years following a one-year performance period

Earned Relative TSR PRSUs 100% cliff vest based on Twitter stock price performance versus the NASDAQ Internet Index following a three-year performance period

The following table sets forth the total target value of our fiscal year 2021 NEO annual equity awards as determined by our compensation committee, as well as the resulting number of PRSUs (at target and maximum performance) and time-based RSUs granted in April 2021. The number of PRSUs and RSUs were calculated using the methodology described in the section titled “Equity Compensation”. Note that this table reflects the values targeted by the compensation committee; for the actual grant date fair values of these equity awards, computed in accordance with stock-based compensation accounting principles, please see “Executive Compensation—Summary Compensation Table.”
2021 ANNUAL EQUITY AWARDS
NAME	TOTAL TARGET VALUE OF EQUITY AWARD ($)	FINANCIAL PRSU TARGET AWARD (#)	FINANCIAL PRSU MAXIMUM AWARD (#)	RELATIVE TSR PRSU TARGET AWARD (#)	RELATIVE TSR PRSU MAXIMUM AWARD (#)	TIME-BASED RSU AWARD (#)
Parag Agrawal	$9,000,000	40,474	80,948	26,983	53,966	67,457
Ned Segal	$9,000,000	40,474	80,948	26,983	53,966	67,457
Vijaya Gadde	$7,000,000	31,480	62,960	20,987	41,974	52,466
Sarah Personette(1)	$6,750,000	—	—	—	—	101,185
Jack Dorsey(2)	—	—	—	—	—	—
Michael Montano	$8,300,000	37,326	74,652	24,884	49,768	62,210
(1)	We did not grant annual PRSU awards to Ms. Personette as she was not promoted to Chief Customer Officer until later in 2021.
(2)	Mr. Dorsey declined all compensation other than a base salary of $1.40 and did not receive any equity awards.
2021 RSUs. Under our 2021 time-based RSU program, the awards vest over a four-year period at a rate of 6.25% per quarter subject to continued service. We believe these awards help incentivize our executives to build value that can be sustained over time with a focus on stock price performance, and that they align the interests of our executives with the interests of our stockholders by promoting the stability and retention of a high-performing executive team over the longer term. For more information relating to the granting of these RSU awards, including the vesting schedules, see the section titled “Executive Compensation—Compensation Tables—Grants of Plan-Based Awards in Fiscal Year 2021” table below.
2021 Financial PRSUs. The Financial PRSUs represent 60% of the total target face value of the performance-based RSU program. Under the 2021 performance-based RSU program, the Financial PRSU grant is earned based on results of two equally weighted and objective financial measures (Revenue and Operating Income before short term incentive target and PRSU expense) measured over a one-year performance period. Any earned portion of the Financial PRSU award is subject to additional time-based restrictions such that the award vests one-third annually over three years from the grant date after the compensation committee’s certification of results. Accordingly, the PRSUs align our executives’ interests with those of our stockholders over the long-term based on performance, while also providing key retention, as the shares will only be awarded to the executive if they are an employee on the vesting dates.
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PERFORMANCE MEASURE	PERFORMANCE RSU WEIGHTING	PERFORMANCE PERIOD	PERFORMANCE	PERFORMANCE ($M)	FUNDING (% of TARGET)	ACTUAL 2021 FUNDING (%)
Revenue	50%	FY2021	Maximum	>=$5,971	200%	101%
			Target	$4,937	100%
			Threshold	<=$3,716	0%
Operating Income (before short-term incentive target and PRSU expense)	50%	FY2021	Maximum	>=$1,323	200%	103%
			Target	$288	100%
			Threshold	<=$-932	0%
Actual Plan Funding Based on Weighting						102%
For purposes of our Financial PRSUs, the following definitions apply:
“Revenue”	Defined as our GAAP revenues, as may be adjusted to exclude the revenue impact for certain acquisitions during the specified performance period.
“Operating Income” (before short-term incentive target and PRSU expense)
Defined as our GAAP operating income adjusted to exclude short-term incentive costs, PRSU costs, acquisitions (except for small deals such as acquihires with a P&L impact of less than $20M individually), restructuring, and extraordinary items.

2021 Relative TSR PRSUs. The Relative TSR PRSUs represent 40% of the total target value of the performance-based RSU program. Under the 2021 performance-based RSU program, the Relative TSR PRSUs are earned based on results of our relative TSR over a three-year performance period as compared to the TSR of the NASDAQ Internet Index over the same period of time and compared against pre-established target levels to determine the achievement of the performance goal. All earned Relative TSR PRSUs vest in full at the end of the three-year performance period upon the compensation committee’s certification of results. Accordingly, the Relative TSR PRSUs align our executives’ interests with those of our stockholders over the long-term based on performance, while also providing key retention, as the shares will only be awarded to the executive if they are an employee on the vesting date.
PERFORMANCE MEASURE	PERFORMANCE RSU WEIGHTING	PERFORMANCE PERIOD	PERFORMANCE	PERFORMANCE	FUNDING (% of TARGET)	ACTUAL 2021 FUNDING (%)
Relative TSR vs. NASDAQ Internet Index(1)	100%	FY2021-2023	Maximum	>= 50% vs NASDAQ Internet Index	200%	N/A
			Target	Equals NASDAQ Internet Index	100%
			Threshold	<= (33%) vs. NASDAQ Internet Index	0%
(1)	The actual achievement of relative TSR performance goal and the actual number of Relative TSR PRSUs that are earned cannot be determined until the end of the performance period on December 31, 2023.
For more information relating to the granting of these PRSU awards, including the vesting schedules, see the section titled “Executive Compensation—Compensation Tables—Grants of Plan-Based Awards in Fiscal Year 2021” table below.
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Financial (Revenue and Operating Income) PRSUs – FY2021 Performance Cycle Results. The following table sets forth the threshold, target and maximum PRSUs that potentially could be earned for the FY2021 performance period based on Revenue and Operating Income performance goals, and the actual number of PRSUs that were earned and that are subject to vesting over a total 3-year period as a result of our performance against the targets:
NAMED EXECUTIVE OFFICER	FINANCIAL PRSU GRANT PERFORMANCE SHARES (AT THRESHOLD)	FINANCIAL PRSU GRANT PERFORMANCE SHARES (AT TARGET)	FINANCIAL PRSU GRANT PERFORMANCE SHARES (AT MAXIMUM)	FY2021 FINANCIAL PRSU GRANT PERFORMANCE SHARES EARNED (ACTUAL)
Parag Agrawal	—	40,474	80,948	41,283
Ned Segal	—	40,474	80,948	41,283
Vijaya Gadde	—	31,480	62,960	32,109
Sarah Personette(1)	—	—	—	—
Jack Dorsey(2)	—	—	—	—
Michael Montano(3)	—	37,326	74,652	—
(1)	Ms. Personette was not eligible to receive a 2021 Financial PRSU award.
(2)	Mr. Dorsey declined all equity compensation in 2021.
(3)
Mr. Montano’s unvested equity awards were subsequently canceled upon his separation except for shares as specified under his separation arrangement (see section titled “Severance of Former NEO – Engineering Lead – Michael Montano”).

Relative TSR PRSUs – FY2021-2023 Performance Cycle. The following table set forth the threshold, target, and maximum Relative TSR PRSUs that could potentially be earned for the FY2021-2023 performance period; actual performance is still to be determined.
NAMED EXECUTIVE OFFICER	RELATIVE TSR PRSU GRANT PERFORMANCE GOAL (AT THRESHOLD)	RELATIVE TSR PRSU GRANT PERFORMANCE GOAL (AT TARGET)	RELATIVE TSR PRSU GRANT PERFORMANCE GOAL (AT MAXIMUM)	RELATIVE TSR PRSU GRANT PERFORMANCE GOAL (ACTUAL)(1)
Parag Agrawal	—	26,983	53,966	—
Ned Segal	—	26,983	53,966	—
Vijaya Gadde	—	20,987	41,974	—
Sarah Personette(2)	—	—	—	—
Jack Dorsey(3)	—	—	—	—
Michael Montano(4)	—	24,884	49,768	—
(1)
The actual performance for the Relative TSR PRSU awards with a FY2021-2023 performance period (TSR performance goal) cannot be determined until the end of the performance period (January 1, 2021 – December 31, 2023).

(2)	Ms. Personette was not eligible to receive a 2021 Relative TSR PRSU award.
(3)	Mr. Dorsey declined all equity compensation in 2021.
(4)
Mr. Montano’s unvested equity awards were subsequently canceled upon his separation except for shares as specified under his separation arrangement (see section titled “Severance of Former NEO – Engineering Lead – Michael Montano”).

Promotion RSU Awards. In connection with his appointment as CEO, we granted Mr. Agrawal an award of 246,209 RSUs, as described further in the section titled “CEO Compensation—Parag Agrawal.”
In connection with her promotion to Chief Customer Officer, we granted Ms. Personette an award of 5,802 RSUs. The RSUs will vest in 16 equal quarterly increments (each being 6.25% of the grant) starting November 1, 2021, subject in each case to Ms. Personette continuing to provide services for the company through the applicable vesting date.
2021 VCAs. In discussions with investors in February 2021, we communicated three long-term performance goals:
•	Doubling our development velocity by the end of 2023, resulting in doubling the number of features per employee that directly drive either mDAU or revenue;
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•
Reaching at least 315 million mDAU in the fourth quarter of 2023, which requires continued compounding growth at approximately 20% per year from the base of 152 million we reported in the fourth quarter of 2019, which was the most recently reported mDAU when Twitter first announced this ambition in March 2020; and

•	At least doubling our total annual revenue to over $7.5 billion in 2023 from $3.7 billion in 2020.
Our management team and the board of directors believes these goals are ambitious but achievable if the team remains high performing and focused on executing against our strategic objectives and operating plan.
In developing the operating plan, the board of directors believed it was important to incentivize the management team to drive outperformance and achieve even more ambitious performance goals which, if fully achieved, could more than double our market capitalization, resulting in an all-time high valuation since our IPO. This would be an extraordinary achievement and create substantial value for our stockholders. The board of directors also acknowledged the extremely competitive market for proven executive talent among our direct peers and the broader technology market and believed that additional performance-based long-term incentive compensation awards for our NEOs were an appropriate safeguard to mitigate the potential risks to us posed by having to replace any of these key leaders over the next several years.
As such, in July 2021, our compensation committee approved a one-time long-term performance-based RSU award (the “Value Creation Award” or “VCA”) for our executive staff reporting to Mr. Dorsey, including our NEOs, to:
•	further focus our Twitter executives on sustained long-term growth;
•	drive substantial stock price appreciation and stockholder value creation; and
•	enhance executive retention.
The compensation committee designed the VCAs to directly align our NEOs’ economic interests with the long-term economic interests of our stockholders by delivering realizable value only if we achieve the aggressive stock price growth targets. If none of the stock price growth targets are achieved, our NEOs will not earn any compensation from the award.
VCA Award Design
The VCAs were granted in three tranches, each of which has a unique performance period and stock price growth target. Tranche three with the most rigorous stock price growth target represents 50% of the total VCA target value in order to further focus our NEOs on long term sustainable growth. The VCAs only deliver value to the extent that the aggressive stock price growth targets are met during the respective performance periods. A trailing 60-trading day stock price target measured from the end of each performance period must be met before any tranche of shares is deemed achieved. To further enhance retention, if a VCA tranche is achieved during the applicable performance period, the achieved portion of the VCA is subject to an additional one-year of service-based vesting (vesting quarterly starting on February 1 of the year after the tranche is deemed achieved). If a VCA tranche is not achieved by the end of the applicable performance period, that VCA tranche is forfeited.
The VCA tranches are outlined below:
TRANCHE	VCA TARGET (FACE VALUE $)	VCA TARGET (# UNITS)	PERFORMANCE PERIOD	STOCK PRICE TARGET
Tranche 1	$3,750,000	60,377	July 1, 2021 through December 31, 2023 (2.5 years)	$100
Tranche 2	$3,750,000	60,377	July 1, 2021 through December 31, 2024 (3.5 years)	$125
Tranche 3	$7,500,000	120,754	July 1, 2021 through December 31, 2025 (4.5 years)	$150
Each of Mr. Agrawal, Mr. Segal, Ms. Gadde, Ms. Personette, and Mr. Montano received identical VCA awards. Mr. Montano’s unvested equity awards including his VCA award were subsequently canceled upon his separation except for shares as specified under his separation arrangement (see section titled “Severance of Former NEO – Engineering Lead – Michael Montano”). Additionally, Mr. Dorsey declined all equity compensation in 2021.
Magnitude
In determining the magnitude of the VCAs, the compensation committee considered the potential future value of the performance-based RSUs assuming achievement at various performance levels. The compensation committee evaluated the awards in the context of our NEOs’ overall total direct compensation levels at Twitter relative to their counterparts at the companies in our compensation peer group and also reviewed award structures and values for similar non-recurring, long-term incentive compensation awards among executives at other prominent technology companies not in our peer group to inform their judgment on market terms. The awards were set at magnitudes that the compensation committee believed would fairly compensate our NEOs
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for achievement of extremely ambitious stock price growth targets while also keeping our NEOs annualized total direct compensation opportunities at market-competitive levels. Consistent with our pay for performance philosophy, if a VCA tranche is not earned by the end of the applicable performance period, the VCA tranche is forfeited.
Performance Goals
The compensation committee deliberated on the proper incentive metrics and determined stock price growth would be most suitable as it would award our NEOs only if long-term operational performance translated into direct value creation for stockholders. In determining the stock price growth targets, the compensation committee sought to incentivize outperformance of the three-year plan announced in February 2021. The stock price growth targets for each tranche reflect meaningful growth both from the “baseline” grant date stock price of $61.10 per share (with baseline defined as 60-trading day trailing average stock price on the grant date) as well as the stock’s all time 60-trading day trailing average high since our IPO of $68.40 per share. If all stock price growth targets are achieved, our market capitalization will grow by 145% as compared to the baseline or $120 billion by 2025 representing approximately $71 billion of incremental stockholder value creation.
The following charts illustrate the stock price growth required to earn the respective tranches of the VCA awards from our baseline starting price, our maximum 60-day trailing share price from the date of our IPO, and our closing stock price on December 31, 2021:

Stock Price Growth Required from TWTR
"Baseline" Share Pricing
+22% CAGR
+64%
+105%
+145%
$61
$100
$125
$150
Baseline
Tranche 1
Tranche 2
Tranche 3

Stock Price Growth Required from TWTR
Max. 60-Day Avg. Share Pricing
+19% CAGR
+47%
+84%
+121%
$68
$100
$125
$150
Max. 60 Day Avg. Share Price
Tranche 1
Tranche 2
Tranche 3

Stock Price Growth Required from TWTR
2021 Year End Share Pricing
+32% CAGR
+133%
+191%
+249%
$43
$100
$125
$150
12/31/21 Closing Price
Tranche 1
Tranche 2
Tranche 3

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The following chart also illustrates the stock price growth targets compared to our stock price performance since our IPO. As illustrated below, these stock price growth targets are ambitious and if achieved, would create significant and unprecedented value for stockholders over our trading history:

Stock Price Growth Targets Compared to TWTR's Stock Trading History

160
140
120
100
80
60
40
20
0
Tranche 3: $150 Stock Price
Tranche 2: $125 Stock Price Target
Tranche 1: $100 Stock Price Target
Highest 60-Day Trailing Avg. Price since IPO: $68.40
Baseline Price[1]: $61.10
IPO
TWTR Daily Closing Price
Nov-2013
Oct-2014
Aug-2015
Jul-2016
Jun-2017
May-2018
Apr-2019
Mar-2020
Jan-2021
Dec-2021

(1)	Measured as 60 day average trailing stock price to date of VCA grant.
CEO Compensation – Parag Agrawal
Upon Mr. Agrawal’s appointment as CEO, we entered into an offer letter with Mr. Agrawal effective November 29, 2021, pursuant to which his annual salary was increased to $1,000,000 and his target bonus under the Annual Incentive Plan was increased to 150% of his annual base salary.
Under the terms of the offer letter, we granted to Mr. Agrawal an RSU award with a face value of $12,500,000 on December 8, 2021 resulting in the issuance of 246,209 RSUs that will vest in 16 equal quarterly increments starting February 1, 2022, subject in each case to Mr. Agrawal providing services to the Company through the applicable vesting date. In addition, under the terms of Mr. Agrawal’s offer letter, we intend to grant Mr. Agrawal an award of PRSUs with a face value of $12,500,000 in March of 2022. The performance goals for those PRSUs will be determined by the compensation committee on or before the grant date. In addition and as disclosed above, Mr. Agrawal received cash compensation and equity awards of performance RSUs, time based RSUs and performance VCAs in 2021 in his prior role of CTO.
Mr. Agrawal is eligible to participate in our Amended and Restated Change of Control and Involuntary Termination Protection Policy (the “Severance Policy”), which is described under the caption “Executive Compensation—Compensation Tables—Potential Payments Upon Termination or Change of Control.” Mr. Agrawal’s offer letter provides that his severance benefit level will be no less favorable than any of our other executive officers and that the following terms under the Severance Policy apply to Mr. Agrawal: (i) the Change of Control Period (as defined in the Severance Policy) will begin three months before a Change of Control (as defined in the Severance Policy) and end 12 months after the Change of Control, (ii) there will be accelerated vesting of equity awards that would have vested within 12 months after the termination of employment (or 37.5% of all outstanding awards if the termination is before January 1, 2025), but otherwise consistent with the terms of the Severance Policy as in effect on the date of the offer letter, including (but not limited to) with respect to performance-based awards, provided that performance-based awards granted after the date of the offer letter will be subject to the terms of the applicable award agreement if such agreement expressly sets forth a different treatment, and provided that for any equity awards with respect to which, at the time of termination of employment, it is known that the applicable performance goals were attained, vesting will be applied at the greater of target or actual performance, (iii) “Good Reason” will include (among other items) “a material adverse change in the nature or scope of Mr. Agrawal’s authority, powers, functions, duties, responsibilities, or reporting relationship (including ceasing to directly report to our board of directors of
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a publicly traded entity, if applicable)”, and (iv) no amendment to the Severance Policy that would adversely affect Mr. Agrawal’s rights under the Severance Policy shall be made without his prior written consent, provided that commencing January 1, 2024, the Company may, following a notice period of at least 12 months, adopt amendments that are materially detrimental to his rights under the Policy so long as the amendment is not effective until January 1, 2025 at the earliest.
Former CEO Compensation and Transition – Jack Dorsey
Mr. Dorsey stepped down from the role of CEO in November 2021. Mr. Dorsey did not receive any cash or equity as severance upon stepping down from the role of CEO.
Severance of Former NEO – Engineering Lead – Michael Montano
In December 2021, we announced a restructuring and shift to a General Manager model that effectively eliminated Mr. Montano’s position as Engineering Lead effective December 31, 2021. As a result of such termination of Mr. Montano’s employment, he received certain payments and benefits in connection with his termination of employment without “cause” under the Severance Policy that we were contractually obligated to pay. The contractual severance consisted of the following:
•	1x of current base salary ($600,000) less applicable deductions as required by law.
•	A lump sum payment of $5,076 determined based on the expected cost of continued health benefits for 6 months under the Consolidated Omnibus Budget Reconciliation Act of 1985.
•	Accelerated vesting to separation date (December 31, 2021) of 77,757 shares representing 12.5% of his outstanding and unvested equity awards as of the separation date.
Additionally, Mr. Montano agreed to serve in an advisory capacity to the company from January 1, 2022 through March 31, 2022 to ensure an orderly transition to our General Manager model. In recognition of this critical transition period, the Compensation Committee agreed to compensate Mr. Montano the following:
•	Additional opportunity to vest in 50,395 shares in Q1 2022 (a portion of which vested on February 1, 2022 and the remainder on March 1, 2022) by providing continued service through such vesting dates.
•	An additional one-time cash payment of $510,000 payable at the end of the transition services period.
RETIREMENT AND DEFERRED COMPENSATION PLAN BENEFITS
Aside from our 401(k) plan, we do not maintain any pension plan or arrangement under which our NEOs are entitled to participate or receive post-retirement benefits. We maintain a tax qualified 401(k) retirement savings plan that contains both a pre-tax and an after-tax savings feature for the benefit of eligible U.S. employees. In 2021, we provided a discretionary match of $0.50 for every dollar an employee contributed up to a maximum company contribution of $3,000. We believe that a company contribution encourages all eligible U.S. employees to contribute to long-term retirement savings. All 2021 contributions were fully vested as of their respective contribution dates and are deductible by us.
PERQUISITES AND ADDITIONAL BENEFITS
In 2021, consistent with the practices of many companies in our peer group, we provide limited perquisites, mainly in the form of personal security services, to several of our Named Executive Officers. We believe that the personal safety of our Named Executive Officers and their families is paramount for us and believe that the cost of the security measures are appropriate and necessary. With respect to Mr. Agrawal, we also covered the costs associated with his family accompanying him on private aircraft for a business trip in 2021, in order to provide additional protections for the personal safety of his family.
Our executive officers participate in the same benefits plans and programs as all other Twitter employees in the same geographies where such executive officers are based. These plans include medical, dental, and vision care plans, flexible spending accounts for health and dependent care, life, accidental death and dismemberment, disability, and travel insurance, employee assistance programs, employee stock purchase plan and paid time off.
EMPLOYMENT ARRANGEMENTS
Each of our NEOs has entered into a written, at-will employment offer letter with us.
Parag Agrawal. We entered into an executive employment letter dated November 29, 2021 with Mr. Agrawal, our Chief Executive Officer. The letter has no specific term and provides for at-will employment.
Ned Segal. We entered into an executive employment letter dated July 11, 2017 with Mr. Segal, our Chief Financial Officer. The letter has no specific term and provides for at-will employment.
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Vijaya Gadde. We entered into an executive employment letter dated October 1, 2013 with Ms. Gadde, our Chief Legal Officer and Secretary. The letter has no specific term and provides for at-will employment.
Sarah Personette. We entered into an employment letter dated August 30, 2018 with Ms. Personette, our Chief Customer Officer. The letter has no specific term and provides for at-will employment.
Jack Dorsey. We entered into an executive employment letter dated June 11, 2015 with Mr. Dorsey, our Chief Executive Officer. The letter had no specific term and provided for at-will employment. This agreement terminated when Mr. Dorsey’s employment with us terminated in November 2021.
Michael Montano. We entered into an employment letter dated June 20, 2011 with Mr. Montano, our Engineering Lead. The letter had no specific term and provided for at-will employment. This agreement terminated when Mr. Montano’s employment with us terminated on December 31, 2021.
CHANGE OF CONTROL AND SEVERANCE BENEFITS
We believe that to properly motivate and incentivize our executive team in the event of a change of control and to the possibility of a termination without “cause” or a termination with “good reason,” a standardized “double trigger” change of control and severance policy is critical. Each NEO that remains employed with us participates in our Severance Policy, which provides standardized payments and benefits to the NEOs in the event of a termination without “cause” by us or termination for “good reason” by the participant, whether or not in connection with a change of control, to make these benefits consistent among the executives who have these arrangements. Our compensation committee approves all plan participants and the level of benefit applicable to each plan participant. We believe that the change of control benefits in the Severance Policy assist to maximize stockholder value and maintain executive focus in the immediate period prior to, during and after the change of control event.
In November 2021, we made certain amendments with respect to Mr. Agrawal’s participation in the Severance Policy in connection with his promotion to CEO. See the section titled “Compensation Philosophy and Goals—CEO Compensation – Parag Agrawal.”
The material terms of these post-employment arrangements are set forth in “Executive Compensation—Compensation Tables—Potential Payments Upon Termination or Change of Control” below.
COMPENSATION POLICIES
Clawback Policy
We believe that it is important to foster and maintain a culture that emphasizes integrity and accountability. For this reason, we maintain a clawback policy that provides the compensation committee the ability to recover certain incentive compensation paid or payable to an executive officer in the event of a material restatement of all or a portion of our financial statements caused by or partially caused by the executive officer’s misconduct. Our Clawback Policy permits us to require that any current or former officer of the company who is (or was) subject to Section 16 of the Exchange Act, repay certain cash-based incentive compensation or performance-based equity compensation to the company if the compensation committee determines that such participant’s actions caused or partially caused the company to restate all or a portion of its financial statements within the three-year period from the original filing date of the restated financial statements. If the compensation committee determines that any such cash-based incentive compensation or performance-based equity compensation would have been less had they been calculated based on the restated results, and further determines that fraud, gross negligence, or intentional misconduct by any such participant caused or partially caused such restatement and it is in our best interests to recover all or a portion of the excess amount of cash-based incentive compensation or performance-based equity compensation received (or to be received) by such participant, the compensation committee may seek to recover the difference between the amounts awarded or paid (or to be awarded or paid) and the amounts that would have been awarded or paid based on the restated results.
When the SEC adopts final clawback policy rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we will review and may revise our Clawback Policy to the extent required to comply with such rules.
Hedging and Pledging Policies
We have established an Insider Trading Policy, which applies to all of our employees and directors, and among other things, prohibits short sales, engaging in transactions in publicly-traded options (such as puts and calls) and other derivative securities relating to our common stock. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding our securities. In addition, our NEOs are prohibited from pledging any of our securities as collateral for a loan and from holding any of our securities in a margin account.
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TAX AND ACCOUNTING CONSIDERATIONS
Accounting Treatment
We recognize a non-cash charge to earnings for accounting purposes for equity awards. We expect that our compensation committee will continue to review and consider the accounting impact of equity awards in addition to considering the impact for dilution and overhang when deciding the amounts and terms of equity grants.
Deductibility of Executive Compensation
Code Section 162(m) may limit the amount that we may deduct from our federal income taxes for compensation paid to certain of our current or former executive officers who qualify as “covered employees” within the meaning of Code Section 162(m) to one million dollars per executive officer per year.
While we are mindful of the benefit of the full deductibility of compensation, we believe that we should not be constrained by the requirements of Code Section 162(m) where those requirements would impair our flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, we have not adopted a policy that would require that all compensation be deductible, though we do consider the deductibility of compensation when making compensation decisions. We may authorize compensation payments that are not fully tax deductible if we believe that such payments are appropriate to attract and retain executive talent or meet other business objectives.
Taxation of Parachute Payments and Deferred Compensation
We do not provide, and have no obligation to provide, any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that they might owe as a result of the application of Section 280G, 4999, or 409A of the Code. Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change of control that exceed certain limits prescribed by the Code, and that the employer may forfeit a deduction on the amounts subject to this additional tax. Section 409A of the Code also may impose significant taxes on a service provider in the event that they receive deferred compensation that does not comply with the requirements of Section 409A of the Code. We have structured our compensation arrangements with the intention of complying with or otherwise being exempt from the requirements of Section 409A of the Code.
RISK ANALYSIS OF COMPENSATION PLANS
The compensation committee engaged with Compensia to assess and determine whether the design and operation of our compensation policies and practices could encourage executives or employees to take excessive or inappropriate risks that would be reasonably likely to have a material adverse effect on our company. In assessing our policies and practices, the following factors among others were analyzed: the design; size and scope of our cash and equity incentive programs and program features that mitigate against potential risks, such as payout caps, equity award clawbacks, the quality and mix of performance-based and “at risk” compensation; various policies such as trading, severance, and benefits, and governance.
After reviewing the analysis performed by Compensia, we concluded that any potential risks arising from our employee compensation policies and practices, including our executive compensation programs, are not reasonably likely to have a material adverse effect on our company.
Compensation Committee Report
The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and Twitter’s Annual Report on Form 10-K for the year ended December 31, 2021.
Compensation Committee Martha Lane Fox (Chair) Fei-Fei Li David Rosenblatt
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Compensation Tables
2021 SUMMARY COMPENSATION TABLE
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	BONUS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(2)	STOCK AWARDS ($)(3)	ALL OTHER COMPENSATION ($)(4)	TOTAL COMPENSATION ($)
Parag Agrawal Chief Executive Officer	2021	623,077	—	599,507	29,061,630	67,008	30,351,152
Ned Segal Chief Financial Officer	2021	600,000	—	450,000	17,804,955	52,278	18,907,232
	2020	600,000	—	144,000	7,296,999	3,000	8,043,999
	2019	573,077	—	—	5,530,462	3,000	6,106,539
Vijaya Gadde Chief Legal Officer and Secretary	2021	600,000	—	450,000	15,507,456	400,329	16,957,785
	2020	600,000	—	144,000	6,597,261	3,000	7,344,261
	2019	573,077	—	—	7,324,526	3,000	7,900,603
Sarah Personette Chief Customer Officer	2021	580,000	—	600,705	15,052,937	—	16,233,642
Jack Dorsey Former Chief Executive Officer	2021	1.40	—	—	—	—	1.40
	2020	1.40	—	—	—	—	1.40
	2019	1.40	—	—	—	—	1.40
Michael Montano Former Engineering Lead	2021	623,077	—	—	17,654,015(5)	—	18,277,092
	2020	600,000	—	163,200	7,296,999	—	8,060,199
	2019	532,692	—	—	6,684,420	—	7,217,112
(1)	At his own recommendation to the compensation committee and consistent with his compensation in prior years, Mr. Dorsey elected to forego any compensation for 2021 other than a base salary of $1.40.
(2)
Represents amounts earned for performance under our Annual Incentive Plan during fiscal 2021 and paid in fiscal 2022. The Annual Incentive Plan is described in more detail in the section titled “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy and Goals—Annual Incentive Plan” on page 56. Additionally, $343,610 of the amount listed for Ms. Personette is for commission payments received in Q1-Q2 of FY21 as a participant in the Incentive Compensation Plan.

(3)
Amounts disclosed in this column relate to grants of RSUs and PRSUs (including the 2021 VCAs) made under our 2013 Plan. With respect to each RSU and PRSU grant, the amounts disclosed reflect the grant date fair value computed in accordance with FASB ASC Topic 718. The 2021 amounts disclosed in this column include PRSUs under the 2013 Plan at the target award level for the 2021 Financial PRSU performance goals, the 2021-2023 Relative TSR PRSU performance goal, and the 2021 VCA PRSU performance goals as described in the section titled “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy and Goals—Equity Compensation” on page 58. Grant date fair value for each RSU and PRSU does not reflect amounts actually paid to, or realized by, our NEOs. Specifically, the fair value of market-based restricted stock awards (Relative TSR PRSUs and VCAs) is determined using a Monte Carlo simulation to estimate the grant date fair value, the inputs of which include the contractual terms (as described above), the stock price on the date of grant, the term of the performance periods, and the volatility of our stock and risk free rates related to the performance periods. The fair value of service-based RSUs is determined based on the closing price on the grant date. For further information on the RSU and PRSU grants made in 2021 (including the threshold, target, maximum and actual award level), see the section titled “Executive Compensation—Compensation Tables—Grants of Plan-Based Awards in Fiscal Year 2021” table below. For a discussion of how we calculate stock-based compensation expense, see the Notes to our audited financial statements included in our Annual Report on Form 10-K. The amounts reported for the PRSU awards assume the probable outcome of the applicable performance conditions at the grant date (i.e., based on 100% of target level performance). If the PRSU awards (including the 2021 VCAs) were instead valued based on the maximum outcome of the applicable performance condition, the grant date fair value of PRSU awards granted in this column for 2021 would be as follows: Mr. Agrawal from $29,061,630 to $34,596,078; Mr. Segal from $17,804,955 to $23,339,402; Ms. Gadde, from $15,507,456 to $19,812,064; Ms. Personette no change; and Mr. Montano, from $17,000,773 to $22,104,731.

(4)
For Mr. Agrawal, the amount reported reflects $63,810 in personal security services, $3,000 in 401(k) matching contributions, and $198 in expenses associated with Mr. Agrawal’s family accompanying him on private aircraft for a business trip, the value of which we determined based on the incremental cost of additional passengers provided by the applicable charter company, which include catering costs and taxes. For Mr. Segal, the 2021 amount reflects $49,278 in personal security services and $3,000 in 401(k) matching contributions. For Ms. Gadde, the 2021 amount reflects $397,329 in personal security services and $3,000 in 401(k) matching contributions. We make 401(k) matching contributions to all eligible employees generally.

(5)
Awards granted to Mr. Montano in 2021 were modified as a result of his termination (see the section titled “Severance of Former NEO – Engineering Lead – Michael Montano” for additional information regarding his termination) resulting in additional modification charges of $653,242 that are included in the Stock Awards amount shown.

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CEO PAY RATIO
For 2021, the annual total compensation of our median employee was $232,626, and the annual total compensation of Mr. Agrawal was $30,287,214. The ratio of these amounts is 130 to 1.
We did not re-determine our median compensated employee for the year ended December 31, 2021.
For purposes of determining our CEO’s annual total compensation, we elected to use the annualized compensation of Mr. Agrawal, who was serving as our CEO on December 31, 2021.
2021 GRANTS OF PLAN-BASED AWARDS
The following table shows all plan-based awards granted to our NEOs during fiscal year 2021.
		ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AWARDS ($)(2)
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Parag Agrawal	4/8/2021(3)							67,457	4,804,288
	4/8/2021(4)				0	40,474	80,948		2,882,558
	4/8/2021(5)				0	26,983	53,966		2,651,889
	7/18/2021(6)				0	241,508			7,466,220
	12/8/2021(7)				0			246,209	11,256,675
		0	599,507	1,199,014
Ned Segal	4/8/2021(3)							67,457	4,804,288
	4/8/2021(4)				0	40,474	80,948		2,882,558
	4/8/2021(5)				0	26,983	53,966		2,651,889
	7/18/2021(6)				0	241,508			7,466,220
		0	450,000	900,000
Vijaya Gadde	4/8/2021(3)							52,466	3,736,629
	4/8/2021(4)				0	31,480	62,960		2,242,006
	4/8/2021(5)				0	20,987	41,974		2,062,602
	7/18/2021(6)				0	241,508			7,466,220
		0	450,000	900,000
Sarah Personette	4/8/2021(3)							101,185	7,206,396
	7/18/2021(6)				0	241,508			7,466,220
	9/1/2021(8)							5,802	380,321
		0	257,096	514,192
Jack Dorsey	—		—	—	—	—	—	—	—
Michael Montano	4/8/2021(3)				0			62,210	4,586,136
	4/8/2021(4)				0	37,326	74,652		3,156,060
	4/8/2021(5)				0	24,884	49,768		2,445,600
	7/18/2021(6)				0	241,508			7,466,220
		0	510,000	1,020,000
	12/31/2021(9)								1,650,806
(1)
Represents awards granted under our Annual Incentive Plan in fiscal year 2021. These columns show the awards that were possible at the threshold, target, and maximum levels of performance. Actual cash incentive awards earned in fiscal year 2021 by the NEOs under the Annual Incentive Plan are shown in the column titled “Non-Equity Incentive Plan Compensation” in the “Summary Compensation Table”.

(2)
Reflects grant date fair value of RSUs and PRSUs computed in accordance with FASB ASC Topic 718. Assumptions underlying the valuations are set forth in footnote 4 to the Summary Compensation Table above. These amounts do not correspond to the actual value that may be realized by the NEOs.

(3)
Reflects the award of RSUs for such NEOs as described in the section titled “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy and Goals—Equity Compensation” on page 58. Additionally, it also reflects the aggregate award modification charge for the grant made in 2021 that was modified as part of Mr. Montano’s separation arrangement (see the section titled “Severance of Former NEO – Engineering Lead – Michael Montano” for additional information regarding his termination).

(4)
Reflects the award of PRSUs at the threshold, target and maximum award levels for the 2021 Financial PRSU performance goals as described in the section titled “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy and Goals—Equity Compensation” on page 58. Further information on the threshold, target, maximum, and actual award level achievement of this PRSU award as

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well as descriptions of the performance goals for this PRSU award is further described in such section. Additionally, it also reflects the aggregate award modification charge for the grant made in 2021 that was modified as part of Mr. Montano’s separation arrangement (see the section titled “Severance of Former NEO – Engineering Lead – Michael Montano” for additional information regarding his termination).
(5)
Reflects the award of PRSUs at the threshold, target and maximum award levels for the 2021-2023 Relative TSR PRSU performance goal as described in the section titled “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy and Goals—Equity Compensation” on page 58. Further information on the threshold, target, maximum, and actual award level achievement of this PRSU award as well as descriptions of the performance goals for this PRSU award is available in such section.

(6)
Reflects the award of PRSUs at total maximum award level that could be earned for the 2021 VCA performance goal as described in the section titled “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy and Goals—Equity Compensation” on page 58. Further information on the actual award level achievement of this PRSU award as well as descriptions of the performance goals for this PRSU award available in such section.

(7)	Reflects the award of RSUs as described in the section titled “CEO Compensation — Parag Agrawal” on page 64.
(9)
Reflects the aggregate award modification charge for grants made prior to 2021 that were modified as part of Mr. Montano’s separation arrangement (see the section titled “Severance of Former NEO – Engineering Lead – Michael Montano” for additional information regarding his termination).

2021 OUTSTANDING EQUITY AWARDS AT YEAR-END
The following table lists all outstanding equity awards held by our NEOs as of December 31, 2021. See the section titled “Executive Compensation—Compensation Tables—Potential Payments Upon Termination or Change of Control” for information regarding the impact of certain employment termination scenarios on outstanding equity awards.
			STOCK AWARDS
NAME (a)	GRANT DATE(1) (b)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(c)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2) ($)(d)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(e)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(2) ($)(f)
Parag Agrawal	5/30/2018(3)	26,375	$1,139,928
	3/5/2019(4)	75,000	$3,241,500
	4/12/2020(5)	78,071	$3,374,229
	4/12/2020(6)	27,759	$1,199,744
	4/12/2020(7)			111,034	$4,798,889
	4/8/2021(8)	54,809	$2,368,845
	4/8/2021(9)			41,283	$1,784,251
	4/8/2021(10)			53,966	$2,332,411
	7/18/2021(11)			241,508	$10,437,976
	12/8/2021(12)	246,209	$10,641,153
Ned Segal	5/30/2018(13)	21,619	$934,373
	3/5/2019(14)	40,000	$1,728,800
	4/12/2020(5)	72,142	$3,117,977
	4/12/2020(6)	25,651	$1,108,636
	4/12/2020(7)			102,602	$4,434,458
	4/8/2021(8)	54,809	$2,368,845
	4/8/2021(9)			41,283	$1,784,251
	4/8/2021(10)			53,966	$2,332,411
	7/18/2021(11)			241,508	$10,437,976
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EXECUTIVE COMPENSATION

			STOCK AWARDS
NAME (a)	GRANT DATE(1) (b)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(c)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2) ($)(d)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(e)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(2) ($)(f)
Vijaya Gadde	5/30/2018(15)	25,943	$1,121,256
	3/5/2019(16)	50,000	$2,161,000
	4/12/2020(5)	65,224	$2,818,981
	4/12/2020(6)	23,191	$1,002,315
	4/12/2020(7)			92,762	$4,009,174
	4/8/2021(8)	42,629	$1,842,425
	4/8/2021(9)			32,109	$1,387,751
	4/8/2021(10)			41,974	$1,814,116
	7/18/2021(11)			241,508	$10,437,976
Sarah Personette	4/8/2019(13)	15,665	$677,041
	5/29/2019(17)	30,970	$1,338,523
	4/12/2020(5)	113,647	$4,911,823
	4/8/2021(8)	82,213	$3,553,246
	9/1/2021(18)	5,440	$235,117
	7/18/2021(11)			241,508	$10,437,976
Michael Montano	4/4/2018(19)	5,693	$246,051
	7/26/2018(20)	4,083	$176,467
	3/5/2019(21)	8,094	$349,823
	4/12/2020(22)	7,014	$303,145
	4/12/2020(23)	11,223	$485,058
	4/8/2021(24)	3,402	$147,034
	4/8/2021(25)	10,886	$470,493
(1)	Each of the outstanding equity awards shown in column (b) were granted pursuant to our 2013 Equity Incentive Plan (“2013 Plan”).
(2)
The dollar amounts shown in columns (d) and (f) are determined by multiplying the number of shares or units shown in column (c) or (e), as applicable, by $43.22, the closing price of our common stock on December 31, 2021, the last trading day of our fiscal year.

(3)
Subject to the terms of the award agreement, the time-based RSUs subject to this award are scheduled to vest or be released, as applicable, in a bespoke manner over 18 quarters commencing August 1, 2018. The remaining RSUs shown in column (c) will vest 25% per quarter on February 1, 2022, and quarterly thereafter, subject to continued service through each such vesting date.

(4)
Subject to the terms of the award agreement, the time-based RSUs subject to this award are scheduled to vest or be released, as applicable, in a bespoke manner over 12 quarters commencing February 1, 2021. The remaining RSUs shown in column (c) 25% of 64,000 shares will vest on February 1, 2022, and then quarterly thereafter for the remaining three quarters subject to continued service through each such vesting date; 25% of 11,000 shares will vest on February 1, 2023, and then quarterly thereafter for the remaining three quarters, subject to continued service through each such vesting date.

(5)
Subject to the terms of the award agreement, the time-based RSUs subject to this award are scheduled to vest or be released, as applicable, over 16 quarters commencing May 1, 2020 at a rate of 6.25% per quarter, subject to continued service through each such vesting date.

(6)
Represents the second and third tranches of the PRSUs granted in April 2020 for the 2020 Financial performance period that ended on December 31, 2020, were earned at 50% of target, and vest one-third each March 1 2021-2023. The remaining shares shown in column (c) will vest one-half each March 1, 2022 and 2023, subject to continued service through each such vesting date.

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(7)
Represents PRSUs granted in April 2020 for the 2020-2022 Relative TSR performance period ending on December 31, 2022. The units shown in column (e) are reported at the maximum payout level, and any units earned will vest on March 1, 2023, subject to continued service through each such vesting date.

(8)
Subject to the terms of the award agreement, the time-based RSUs subject to this award are scheduled to vest or be released, as applicable, over 16 quarters commencing May 1, 2021 at a rate of 6.25% per quarter, subject to continued service through each such vesting date.

(9)
Represents PRSUs granted in April 2021 for the 2021 Financial performance period that ended on December 31, 2021. The shares shown in column (c) are reported at the actual payout level (102%). The earned shares will vest one-third each of March 1, 2022, 2023 and 2024, subject to continued service through each such vesting date.

(10)
Represents PRSUs granted in April 2021 for the 2021-2023 Relative TSR performance period ending on December 31, 2023. The units shown in column (e) are reported at the maximum payout level, and any units earned will vest on March 1, 2024.

(11)
Represents PRSUs granted in July 2021 for the VCA performance award consisting of three separate tranches, each with their own performance period. Tranche 1 has a 2.5 year performance period ending on December 31, 2023, and any earned shares will vest 25% each quarter for four quarters commencing February 1, 2024, subject to continued service through each such vesting date. Tranche 2 has a 3.5 year performance period ending on December 31, 2024, and any earned shares will vest 25% each quarter for four quarters commencing February 1, 2025, subject to continued service through each such vesting date. Tranche 3 has a 4.5 year performance period ending on December 31, 2025, and any earned shares will vest 25% each quarter for four quarters commencing February 1, 2026, subject to continued service through each such vesting date. The units shown in column (e) are reported at the maximum payout level.

(12)
Subject to the terms of the award agreement, the time-based RSUs subject to this award are scheduled to vest or be released, as applicable, over 16 quarters commencing February 1, 2021 at a rate of 6.25% per quarter, subject to continued service through each such vesting date.

(13)
Subject to the terms of the award agreement, the time-based RSUs subject to this award are scheduled to vest or be released, as applicable, in a bespoke manner over 8 quarters commencing February 1, 2021 and quarterly thereafter, subject to continued service through each such vesting date.

(14)
Subject to the terms of the award agreement, the time-based RSUs subject to this award are scheduled to vest or be released, as applicable, over 4 quarters commencing February 1, 2022 at a rate of 25% per quarter, subject to continued service through each such vesting date.

(15)
Subject to the terms of the award agreement, the time-based RSUs subject to this award are scheduled to vest or be released, as applicable, in a bespoke manner over 12 quarters commencing February 1, 2020. The remaining RSUs shown in column (c) will vest 25% per quarter on February 1, 2022, and quarterly thereafter, subject to continued service through each such vesting date.

(16)
Subject to the terms of the award agreement, the time-based RSUs subject to this award are scheduled to vest or be released, as applicable, in a bespoke manner over 8 quarters commencing February 1, 2021. The remaining RSUs shown in column (c) will vest 25% per quarter on February 1, 2022, and quarterly thereafter, subject to continued service through each such vesting date.

(17)
Subject to the terms of the award agreement, the time-based RSUs subject to this award are scheduled to vest or be released, as applicable, in a bespoke manner over 13 quarters commencing September 30, 2019. The remaining RSUs shown in column (c) will vest 25% per quarter on January 8, 2022, and quarterly thereafter, subject to continued service through each such vesting date.

(18)
Subject to the terms of the award agreement, the time-based RSUs subject to this award are scheduled to vest or be released, as applicable, over 16 quarters commencing November 1, 2021 at a rate of 6.25% per quarter, subject to continued service through each such vesting date.

(19)
Represents RSUs granted in April 2018 and were modified to vest on February 1, 2022 in consideration for providing transition services in the capacity of an advisor (see the section titled “Severance of Former NEO – Engineering Lead – Michael Montano” for additional information regarding his termination).

(20)
Represents RSUs granted in July 2018 and were modified to vest on February 1, 2022 in consideration for providing transition services in the capacity of an advisor (see the section titled “Severance of Former NEO – Engineering Lead – Michael Montano” for additional information regarding his termination).

(21)
Represents RSUs granted in March 2019 and were modified to vest on February 1, 2022 in consideration for providing transition services in the capacity of an advisor (see the section titled “Severance of Former NEO – Engineering Lead – Michael Montano” for additional information regarding his termination).

(22)
Represents RSUs granted in April 2020 and were modified to vest on February 1, 2022 in consideration for providing transition services in the capacity of an advisor (see the section titled “Severance of Former NEO – Engineering Lead – Michael Montano” for additional information regarding his termination).

(23)
Represents PRSUs granted in April 2020 and were modified to vest on March 1, 2022 in consideration for providing transition services in the capacity of an advisor (see the section titled “Severance of Former NEO – Engineering Lead – Michael Montano” for additional information regarding his termination).

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(24)
Represents RSUs granted in April 2021 and were modified to vest on March 1, 2022 in consideration for providing transition services in the capacity of an advisor (see the section titled “Severance of Former NEO – Engineering Lead – Michael Montano” for additional information regarding his termination).

(25)
Represents PRSUs granted in April 2021 and were modified to vest on February 1, 2022 in consideration for providing transition services in the capacity of an advisor (see the section titled “Severance of Former NEO – Engineering Lead – Michael Montano” for additional information regarding his termination).

2021 STOCK VESTED AND OPTION EXERCISES
The following table sets forth the number of shares of common stock acquired during 2021 by our NEOs upon the vesting of RSU and PRSU awards and the value realized upon such vesting and, for Mr. Dorsey, the value realized upon the exercise of stock options.
	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)
Parag Agrawal	—	—	179,015	11,088,969
Ned Segal	—	—	268,574	16,735,385
Vijaya Gadde	—	—	153,081	9,725,428
Sarah Personette	—	—	139,615	8,422,862
Jack Dorsey	448,297	30,786,796	—	—
Michael Montano	—	—	295,557	16,640,849
(1)
Calculated by multiplying (i) the fair market value of common stock on the exercise date, which was determined using the closing price on the NYSE of a share of common stock on the date of exercise, or if such day is a holiday, on the immediately preceding trading day, or the disposition price if the shares are disposed of in a disqualified disposition, minus the exercise price, by (ii) the number of shares of common stock acquired upon exercise.

(2)
Calculated by multiplying (i) the fair market value of common stock on the vesting date, which was determined using the closing price on the NYSE of a share of common stock on the date prior to the day of vesting, or if such day falls on a weekend or holiday, on the immediately preceding trading day, by (ii) the number of shares of common stock acquired upon vesting.

Potential Payments Upon Termination or Change of Control
Each NEO (other than Mr. Dorsey) participates (or, prior to termination of employment, participated) in our Severance Policy, which provides standardized payments and benefits to the NEOs in the event of an Involuntary Termination (as defined in the Severance Policy) either in connection with a Change of Control (“CIC”) (as defined in the Severance Policy) or during normal course of business in order to make these benefits consistent among the executives who have these arrangements. The compensation committee approves all participants under the Severance Policy and the level of benefit applicable to each participant. In the case of a Change of Control event, we believe that these arrangements assist to maximize stockholder value and maintain executive focus in the immediate period prior to, during and after the Change of Control event. We do not have any requirement to make payments simply based on the occurrence of a Change of Control (“single trigger” provisions). The Severance Policy does include a “double” trigger provision meaning that both a Change of Control and termination of employment must occur on or within 12 months of that Change of Control for the participant to receive the benefit. The material terms of these post-employment arrangements are set forth below, but generally each of our NEOs who signs and does not revoke our standard separation agreement and release of claims, which currently includes non-solicitation, non-disparagement and confidentiality conditions in connection with an Involuntary Termination of employment would be entitled to benefits, as specified in the participation agreement between that eligible employee and Twitter, as follows: (i) a lump sum severance payment equal to 100% of the NEO’s annual base salary, (ii) payment for up to 12 months under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) premiums to continue health insurance coverage for the NEO and their eligible dependents that were covered under our healthcare plan if the Involuntary Termination is in connection with a Change of Control, or six months of such premiums upon a qualifying employment termination if the Involuntary Termination is not in connection with a Change of Control, and (iii) acceleration of vesting of 50% (or 100% in the case of our CEO and CFO) of the shares underlying all of the NEO’s then-unvested equity awards if the Involuntary Termination is in connection with a Change of Control, or 12.5% of the NEO’s then-unvested equity awards if the Involuntary Termination is not in connection with a Change of Control. In addition, Mr. Agrawal’s participation in the Severance Policy is further subject to the terms of the offer letter he entered into with us in connection with his promotion to CEO, which is
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described above in the section titled “—Compensation Discussion and Analysis—Compensation Philosophy and Goals—CEO Compensation – Parag Agrawal.” The compensation committee reviews the equity acceleration percentage for each participant and will adjust as and when necessary to align with peer company practices. Mr. Dorsey declined to participate in our Severance Policy.
NAME	% OF BASE SALARY UPON TERMINATION AS A RESULT OF A CIC	% OF ACCELERATED VESTING UPON TERMINATION AS A RESULT OF A CIC	% OF BASE SALARY UPON TERMINATION NOT IN CONNECTION WITH A CIC	% OF ACCELERATED VESTING UPON TERMINATION NOT IN CONNECTION WITH A CIC
Parag Agrawal	100%	100%	100%	37.5%
Ned Segal	100%	100%	100%	12.5%
Vijaya Gadde	100%	50%	100%	12.5%
Sarah Personette	100%	50%	100%	12.5%
The table below outlines the estimated amount of payments and benefits that we would provide to our other NEOs (other than Mr. Dorsey who did not participate in the Severance Policy and Mr. Montano who no longer was an officer as of December 31, 2021) assuming that their employment was terminated as of December 31, 2021 (including in connection with a Change of Control) and the price per share of common stock was $43.22, the closing market price on December 31, 2021.
Except for Mr. Montano (see the section titled “—Compensation Discussion and Analysis—Compensation Philosophy and Goals—Severance of Former NEO – Engineering Lead – Michael Montano” for additional information regarding his termination and the amounts paid to him in connection therewith), the employment of the NEOs did not actually terminate on December 31, 2021, nor did we incur a Change of Control on December 31, 2021. As a result, the NEOs (except Mr. Montano) did not receive any of the amounts shown in the table below. The actual amounts to be paid to a NEO in connection with a termination event or a Change of Control event can only be determined at the time of such termination event.
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EXECUTIVE COMPENSATION

Each NEO is entitled to receive amounts earned during the term of employment regardless of the manner of termination. These amounts include accrued base salary and other employee benefits to which the NEO was entitled on the date of termination and are not shown in the table below. None of our NEOs are currently entitled to retirement benefits or additional benefits upon voluntary termination, death or disability.
EXECUTIVE	PAYMENT ELEMENTS	INVOLUNTARY TERMINATION AS A RESULT OF A CIC ($)	INVOLUNTARY TERMINATION NOT IN CONNECTION WITH A CIC ($)
Parag Agrawal	Salary	1,000,000	1,000,000
	PRSUs(1)	16,952,656	6,357,246
	RSUs	20,765,654	7,787,120
	Health Coverage(2)	9,229	4,614
	Total	38,727,539	15,148,981
Ned Segal	Salary	600,000	600,000
	PRSUs(1)	16,679,333	2,084,917
	RSUs	8,149,995	1,018,749
	Health Coverage(2)	31,210	15,605
	Total	25,460,538	3,719,271
Vijaya Gadde	Salary	600,000	600,000
	PRSUs(1)	7,856,251	1,964,063
	RSUs	3,971,832	992,958
	Health Coverage(2)	31,210	15,605
	Total	12,459,292	3,572,625
Sarah Personette	Salary	600,000	600,000
	PRSUs(1)	5,218,988	1,304,747
	RSUs	5,357,875	1,339,469
	Health Coverage(2)	27,535	13,768
	Total	11,204,399	3,257,983
(1)
Represents conversion of target number of PRSUs into RSUs on a one for one basis pursuant to the terms of the Severance Policy. Includes PRSUs under the 2013 Plan at the target award level for the 2021 fiscal year performance period (Financial PRSUs performance goals), 2020-2022 fiscal year performance period (Relative TSR performance goal), 2021-2023 fiscal year performance period (Relative TSR PRSU performance goal), and the 2021 VCA as described in the section titled “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy and Goals—Equity Compensation” on page 58.

(2)
Represents twelve months of Twitter paid insurance coverage in the case of an Involuntary Termination associated with a CIC and six months of Twitter-paid insurance coverage under COBRA in the case of an Involuntary Termination not associated with a CIC.

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EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about shares of our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2021 including our Twitter, Inc. Employee Stock Purchase Plan (the “Purchase Plan”). No warrants are outstanding under any of the foregoing plans. We refer to these plans collectively as our “Equity Compensation Plans.”
PLAN CATEGORY	(A) NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	(B) WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	(C) NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))
Equity compensation plans approved by security holders	41,651,268(1)	$28.05(2)	292,212,904(3)
Equity compensation plans not approved by security holders(4)	84,989	17.28	—
Total	41,736,257	27.11	292,212,904
(1)	This amount includes the following shares that may be issued under the 2013 Plan and 2016 Equity Incentive Plan (“2016 Plan”):
•	shares that may be issued in connection with outstanding stock options; and
•	shares that may be issued in connection with stock awards.
(2)
Indicates a weighted average price for 880,000 outstanding options under our 2013 Plan. It does not take into account the shares of our common stock underlying RSUs and PRSUs, which have no exercise price.

(3)
As of December 31, 2021, an aggregate of 237,850,638 shares remained available for issuance under the 2013 Plan and 2016 Plan and 54,362,266 shares remained available for future issuance under the Purchase Plan. Permissible awards under the 2013 Plan and 2016 Plan include incentive stock options, nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares. In addition, our 2013 Plan provides that on the first day of each fiscal year beginning in 2014 and ending in (and including) 2023, the number of shares available for issuance thereunder is automatically increased by a number equal to the least of (i) 60,000,000 shares, (ii) 5% of the outstanding shares of our common stock as of the last day of the immediately preceding fiscal year, or (iii) such other amount as our board of directors may determine. The Purchase Plan provides that on the first day of each fiscal year beginning in 2014 and ending in (and including) 2033, the number of shares available for issuance thereunder is automatically increased by a number equal to the least of (i) 11,300,000 shares, (ii) 1% of the outstanding shares of our common stock as of the last day of the immediately preceding fiscal year, or (iii) such other amount as our board of directors may determine. On January 1, 2022, the number of shares available for issuance under our 2013 Plan and the Purchase Plan increased by 39,962,418 shares and 7,992,483 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.

(4)
Includes shares of common stock to be issued upon exercise of outstanding stock options under the following plans which have been assumed by us in connection with certain of our acquisition transactions: CardSpring Inc. Amended and Restated 2011 Equity Incentive Plan, Crashlytics, Inc. 2011 Stock Plan, Gnip, Inc. 2008 Incentive Plan, as amended, MoPub Inc. 2010 Equity Incentive Plan, Smyte Inc. Amended and Restated 2014 Stock Option and Grant Plan, TellApart, Inc. 2009 Stock Plan, CrossInstall Inc. 2014 Equity Incentive Plan, Scroll 2016 Equity Incentive Plan and Stellar Aurora 2018 Equity Incentive Plan.

76	TWITTER, INC. / 2022 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of shares of our common stock as of the Record Date for:
•	each of our directors and nominees for director;
•	each of our named executive officers;
•	all of our current directors and named executive officers as a group; and
•	each person or group who beneficially owned more than 5% of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 763,577,533 shares of our common stock outstanding as of the Record Date. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of the Record Date or issuable pursuant to RSUs and PRSUs which are subject to vesting conditions expected to occur within 60 days of the Record Date to be outstanding and to be beneficially owned by the person holding the stock option, RSU or PRSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Twitter, Inc., 1355 Market Street, Suite 900, San Francisco, California 94103. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.
NAME OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF SHARES BENEFICIALLY OWNED
Named Executive Officers and Directors:
Parag Agrawal (1)	128,753	*
Ned Segal (2)	393,832	*
Vijaya Gadde (3)	605,418	*
Sarah Personette (4)	143,213	*
Jack Dorsey (5)	18,042,428	2. 4%
Michael Montano (6)	324,674	*
Mimi Alemayehou (7)	2,801	*
Egon Durban (8)	15,013	*
Omid Kordestani (9)	934,247	*
Martha Lane Fox (10)	32,545	*
Fei-Fei Li (11)	10,676	*
Patrick Pichette (12)	24,823	*
David Rosenblatt (13)	109,827	*
Bret Taylor (14)	56,597	*
Robert Zoellick (15)	21,535	*
All executive officers and directors as a group (14 persons) (16)	20,521,708	2. 7%
5% Stockholders:
The Vanguard Group (17)	70,375,579	9.2%
Elon Musk (18)	68,943,938	9.0%
Morgan Stanley and Morgan Stanley Investment Management, Inc. (19)	67,033,579	8. 8%
BlackRock, Inc. (20)	52,095,502	6.8%
*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.
(1)
Consists of (i) 77,881 shares held of record by Mr. Agrawal and (ii) 50,872 shares issuable pursuant to outstanding stock options which are exercisable within 60 days of the Record Date, all of which are fully vested.

(2)	Consists of (i) 366,195 shares held of record by Mr. Segal and (ii) 27,637 shares issuable upon vesting of RSUs within 60 days of the Record Date.
TWITTER, INC. / 2022 Proxy Statement	77

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(3)	Consists of (i) 575,906 shares held of record by Ms. Gadde and (ii) 29,512 shares issuable upon vesting of RSUs within 60 days of the Record Date.
(4)	Consists of (i) 112,241 shares held of record by Ms. Personette and (ii) 30,972 shares issuable upon vesting of RSUs within 60 days of the Record Date.
(5)
Consists of (i) 13,704,901 shares held of record by the Jack Dorsey Revocable Trust dated December 8, 2010, for which Mr. Dorsey serves as trustee, (ii) 2,337,527 shares held of record by the Jack Dorsey Remainder LLC, the sole member of which is the Jack Dorsey Remainder Trust #3, of which Mr. Dorsey serves as co-trustee, and (iii) 2,000,000 shares beneficially owned by Mr. Dorsey directly.

(6)	Consists of 324,674 shares held of record by Mr. Montano.
(7)
Consists of (i) 2,801 shares held of record by Ms. Alemayehou and (ii) no shares issuable pursuant to outstanding stock options which are exercisable within 60 days of the Record Date, all of which are fully vested.

(8)
Consists of (i) 13,786 shares held of record by Mr. Durban and (ii) 1,227 shares issuable upon vesting of RSUs within 60 days of the Record Date. These securities are held by Mr. Durban for the benefit of Silver Lake Technology Management, L.L.C., certain of its affiliates, and certain of the funds they manage (“Silver Lake”). Pursuant to Mr. Durban’s arrangement with Silver Lake with respect to director compensation, upon the sale of these securities, the proceeds from such sale(s) are expected to be remitted to Silver Lake and/or its limited partners. Mr. Durban, through his role at Silver Lake and its affiliates, may be deemed to have an indirect interest in the securities reported herein.

(9)
Consists of (i) 133,278 shares held of record by Mr. Kordestani and (ii) 800,969 shares issuable pursuant to outstanding stock options which are exercisable within 60 days of the Record Date, all of which are fully vested.

(10)	Consists of (i) 31,567 shares held of record by Ms. Lane Fox and (ii) 969 shares issuable upon vesting of RSUs within 60 days of the Record Date.
(11)	Consists of (I) 9,707 shares held of record by Dr. Li and (ii) 969 shares issuable upon vesting of RSUs within 60 days of the Record Date.
(12)	Consists of (i) 23,854 shares held of record by Mr. Pichette and (ii) 969 shares issuable upon vesting of RSUs within 60 days of the Record Date.
(13)	Consists of (i) 108,557 shares held of record by Mr. Rosenblatt (ii) 1,270 shares issuable upon vesting of RSUs within 60 days of the Record Date.
(14)	Consists of (i) 55,327 shares held of record by Mr. Taylor and (ii) 1,270 shares issuable upon vesting of RSUs within 60 days of the Record Date.
(15)	Consists of (i) 20,566 shares held of record by Mr. Zoellick and (ii) 969 shares issuable upon vesting of RSUs within 60 days of the Record Date.
(16)
Consists of (i) 19,574,103 shares held of record by our current directors and executive officers, (ii) 800,000 shares issuable pursuant to outstanding stock options which are exercisable within 60 days of the Record Date, all of which are fully vested and (iii) 147,605 shares issuable upon vesting of RSUs within 60 days of the Record Date.

(17)
According to the information reported by The Vanguard Group (“Vanguard”) on a Schedule 13G/A filed with the SEC on February 10, 2022, Vanguard beneficially owns an aggregate of 70,375,259 shares, which consists of (i) 1,260,801 shares as to which it has shared voting power, (ii) 67,172,425 shares as to which it has sole dispositive power and (iii) 3,202,834 shares as to which it has shared dispositive power. The address of Vanguard is 100 Vanguard Blvd, Malvern, PA 19355. Subsequent to the Record Date, on April 8, 2022, Vanguard filed a Schedule 13G/A reporting beneficial ownership of an aggregate of 82,403,665 shares, which consists of (i) 1,121,405 shares as to which it has shared voting power, (ii) 79,268,380 shares as to which it has sole dispositive power, and (iii) 3,135,285 shares as to which it has shared dispositive power.

(18)
Consists of 68,943,938 shares held of record as of the Record Date by the Elon Musk Revocable Trust dated July 22, 2003, for which Mr. Musk serves as the sole trustee. Mr. Musk reported holdings of 73,115,038 shares held as of April 4, 2022 pursuant to a Schedule 13D filed with the SEC on April 5, 2022.

(19)
According to the information reported by Morgan Stanley and Morgan Stanley Investment Management Inc. on a Schedule 13G/A jointly filed with the SEC on February 10, 2022, (i) Morgan Stanley beneficially owns an aggregate of 67,033,579 shares, which consists of (A) 59,237,336 shares as to which it has shared voting power and (B) 67,033,579 shares as to which it has shared dispositive power and (ii) Morgan Stanley Investment Management Inc. beneficially owns an aggregate of 64,827,920 shares, which consists of (A) 57,039,467 shares as to which it has shared voting power and (B) 64,827,920 shares as to which it has shared dispositive power. The address of Morgan Stanley is 1585 Broadway, New York, NY 10036 and the address of Morgan Stanley Investment Management, Inc. is 522 5th Avenue 6th Floor New York, NY 10036.

(20)
According to the information reported by BlackRock, Inc. (“BlackRock”) on a Schedule 13G/A filed with the SEC on February 8, 2022, BlackRock beneficially owns an aggregate of 52,095,502 shares, which consists of (i) 45,633,971 shares as to which it has sole voting power and (ii) 52,095,502 shares as to which it has sole dispositive power. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

78	TWITTER, INC. / 2022 Proxy Statement

RELATED PERSON TRANSACTIONS

We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:
•	the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Jack Dorsey, our former Chief Executive Officer and a member of our board of directors, also serves as a director and President and Chief Executive Officer of Block, Inc. (“Block”), formerly known as Square, Inc. During the year ended December 31, 2021, Block purchased approximately $2.4 million of advertising services from us, including direct purchases and purchases through agencies. Our audit committee reviewed and approved these transactions pursuant to our related person transactions policy.
We entered into an agreement with Block pursuant to which Block would pay Twitter for certain security services provided by Twitter when Jack Dorsey is acting on behalf of Block or on behalf of both companies. We did not receive any material payments under this agreement in 2021 and the agreement was terminated in 2021. Our audit committee reviewed and approved this agreement pursuant to our related person transactions policy.
In December 2020, we renewed our enterprise agreement with Salesforce, Inc. (“Salesforce”) pursuant to which Twitter committed to spend approximately $32 million for business process management services over a two-year term beginning on January 1, 2021. During the year ended December 31, 2021, we paid approximately $16 million for the first term of these services, with the remainder due in 2022. Bret Taylor, chair of our board of directors, is Co-CEO of Salesforce. Our audit committee reviewed and approved the agreement pursuant to our related person transactions policy.
The sister of Vijaya Gadde, our Chief Legal Officer and Secretary, was employed by us as Director, MoPub in 2021. Her total salary and other cash compensation was $369,990 during the year ended December 31, 2021, and she received benefits consistent with other employees serving in the same capacity. In addition, she received grants totaling 2,120 RSUs during the year ended December 31, 2021.
Other than as described above, since January 1, 2021, we have not entered into any transactions, nor are there any currently proposed transactions, between us and a related person where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest. We believe the terms of the transactions described above were comparable to terms we could have obtained in arm’s-length dealings with unrelated third parties.
Policies and Procedures for Related Person Transactions
Our audit committee has the primary responsibility for reviewing and approving or ratifying related person transactions. We have a formal written policy providing that a related person transaction is any transaction between us and an executive officer, director, nominee for director, beneficial owner of more than 5% of any class of our capital stock, or any member of the immediate family of any of the foregoing persons, in which such party has a direct or indirect material interest and the aggregate amount involved exceeds $120,000. In reviewing any related person transaction, our audit committee is to consider the relevant facts and circumstances available to our audit committee, including, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the related person’s interest in the transaction. Our audit committee has determined that certain transactions will be deemed to be pre-approved by our audit committee, including certain executive officer and director compensation, transactions with another company at which a related person’s only relationship is as a non-executive employee, director or beneficial owner of less than 10% of that company’s shares and the aggregate amount involved does not exceed the greater of $200,000 or 2% of the company’s total revenues, transactions where a related person’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis, and transactions available to all employees generally. If advance approval of a transaction is not feasible, the chair of our audit committee may approve the transaction and the transaction may be ratified by our audit committee in accordance with our formal written policy.
TWITTER, INC. / 2022 Proxy Statement	79

OTHER MATTERS

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal ended December 31, 2021, all Section 16(a) filing requirements were satisfied on a timely basis, except with respect to the following delinquent report: a Form 4 for Michael Montano (filed with the SEC on October 25, 2021).
Fiscal Year 2021 Annual Report and SEC Filings
Our financial statements for our fiscal year ended December 31, 2021 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our website at https://investor.twitterinc.com and are available from the SEC at its website at https://www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Twitter, Inc., Attention: Investor Relations, 1355 Market Street, Suite 900, San Francisco, California 94103.
Special Note Regarding Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this proxy statement include, but are not limited to, statements about Twitter’s future financial and operating performance, expectations regarding its strategies, product, and business plans, including its revenue and operational priorities, product initiatives, and product experiments; strategies for improving safety and expectations regarding the application of its abuse rules.
The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS
San Francisco, California
April 12, 2022
80	TWITTER, INC. / 2022 Proxy Statement

Appendix A
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
TWITTER, INC.
(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)
Twitter, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify that the following amendments to the Corporation’s Amended and Restated Certificate of Incorporation have been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:
1. Article V, Section C. of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:
“C. Terms of Office. Commencing with the annual meeting of stockholders held in 2023, directors shall be elected annually by the stockholders entitled to vote thereon for terms expiring at the next succeeding annual meeting of stockholders; provided, however, that any director elected or appointed prior to the 2023 annual meeting of stockholders shall complete the three-year term to which such director has been elected or appointed. The term for each Class I director shall expire at the 2023 annual meeting of stockholders; the term for each Class II director shall expire at the 2024 annual meeting of stockholders; and the term for each Class III director shall expire at the 2025 annual meeting of stockholders. The division of directors into classes shall terminate at the 2025 annual meeting of stockholders.”
2. Article V, Section D. of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:
“D. Removal; Vacancies. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, a director may be removed from office in the manner provided in Section 141(k) of the DGCL. Vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, and not by stockholders. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, and shall remain in office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.”
[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged by its duly authorized officer on this  day of     , 2022.
TWITTER, INC.
By: Name: Title:

SCAN TO VIEW MATERIALS & VOTE

TWITTER, INC.
1355 MARKET STREET
SUITE 900
SAN FRANCISCO, CA 94103

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 24, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TWTR2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 24, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D76083-P66957

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TWITTER, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Egon Durban	☐	☐	☐
1b. Patrick Pichette	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. The approval, on an advisory basis, of the compensation of our named executive officers.	☐	☐	☐
3. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.	☐	☐	☐
4. The approval of an amendment to our amended and restated certificate of incorporation to declassify our board of directors.	☐	☐	☐

The Board of Directors recommends you vote AGAINST proposals 5, 6, 7, 8 and 9.	**For**	**Against**	**Abstain**
5. A stockholder proposal regarding a report on risks of the use of concealment clauses, if properly presented at the Annual Meeting.	☐	☐	☐
6. A stockholder proposal regarding a director candidate with human and/or civil rights expertise, if properly presented at the Annual Meeting.	☐	☐	☐
7. A stockholder proposal regarding an audit analyzing the Company's impacts on civil rights and non-discrimination, if properly presented at the Annual Meeting.	☐	☐	☐
8. A stockholder proposal regarding an electoral spending report, if properly presented at the Annual Meeting.	☐	☐	☐
9. A stockholder proposal regarding a report on lobbying activities and expenditures, if properly presented at the Annual Meeting.	☐	☐	☐

NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com

D76084-P66957

TWITTER, INC.
Annual Meeting of Stockholders
May 25, 2022 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Parag Agrawal, Ned Segal and Sean Edgett, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TWITTER, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM PDT on May 25, 2022 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually at: www.virtualshareholdermeeting.com/TWTR2022. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled Questions and Answers About the Proxy Materials and Our Annual Meeting - "What do I need to do to attend the Annual Meeting virtually?".

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side